As filed with the Securities and Exchange Commission on July 28, 2008

1933 Act File No. 2-92915

1940 Act File No. 811-4096

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 48

AND REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 49

MFS® MUNICIPAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (617) 954-5000

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 29, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on [date] pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on [date] pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Class A Shares

Class B Shares

Class C Shares

MFS® Municipal Income Fund

Prospectus August 1, 2008

This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

RISK RETURN SUMMARY	1
EXPENSE SUMMARY	9
MANAGEMENT OF THE FUND	12
DESCRIPTION OF SHARE CLASSES	16
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES	25
OTHER INFORMATION	36
FINANCIAL HIGHLIGHTS	40

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

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MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

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Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments,

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including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in value.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

Prepayment Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Municipal Market Risk: The price of municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, and the financial developments of municipal issuers.

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Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

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Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or tax-exempt vehicle.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

Bar Chart and Performance Table

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time. The performance table also shows:

•	how the fund’s performance over time compares with that of a broad measure of market performance, and

•	returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption “Financial Highlights” and in the fund's shareholder reports is based upon the fund’s fiscal year. Therefore, these performance results may differ.

Bar Chart. The bar chart shows changes over time in the annual total return of the fund’s Class A shares for the past ten calendar years, and

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assumes the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown. The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The total return for the six-month period ended June 30, 2008 was (0.26)%. During the periods shown in the bar chart, the highest quarterly return was 4.37% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.03)% (for the calendar quarter ended June 30, 2004).

Performance Table. This table shows how the average annual total returns of each class of the fund, before the deduction of taxes (“Returns Before Taxes”), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

•	after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions (“Class A Shares’ Return After Taxes on Distributions”), and

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•

after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown (“Class A Shares’ Return After Taxes on Distributions and Sale of Class A Shares”).

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(2.06)%	3.34%	3.82%
C Shares, with CDSC (1% for 12 Months)	0.87%	3.70%	3.83%
A Shares, With Initial Sales Charge (4.75%)	(2.26)%	3.44%	4.09%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.28)%	3.44%	4.06%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.14%	3.63%	4.19%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
†	Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993, and Class C shares on January 3, 1994.

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EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund’s most recently completed fiscal year, adjusted to reflect annualized expenses and the management fee set forth in the fund’s Investment Advisory Agreement. The fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	See Below (#)	4.00%	1.00%
Annual Fund Operating Expenses of Class A for Each Fund (expenses that are deducted from fund assets):
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees(1)	0.25%	1.00%	1.00%
Other Expenses(2)	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses(2)	0.89%	1.64%	1.64%
Fee Reductions(3)	(0.05)%	(0.05)%	(0.05)%

Net Expenses(2)	0.84%	1.59%	1.59%

#	A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.

(1)	The fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under “Distribution and Service Fees.”

(2)

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. “Other Expenses” also include certain interest

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expense and fees in the amount of 0.09% related to the fund’s investments in inverse floating rate investments. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund’s net asset values per share and performance have not been affected by these expenses. However, these expenses are included in the fund’s “Total Annual Fund Operating Expenses” and “Net Expenses” in the table above, and in the “Example of Expenses” below. Had these expenses and fees not been included, “Net Expenses” would have been 0.75% for Class A shares, and 1.50% for both Class B shares and Class C shares.

(3)	MFS has agreed in writing to reduce the fund’s management fee to 0.30% annually until February 28, 2009. See “Management of the Fund – Investment Adviser”. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would have been lower. In addition, MFS has agreed in writing to bear the fund’s expenses such that “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for each of Class A shares, Class B shares, and Class C shares. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments) and will continue until at least July 31, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•

The fund’s operating expenses remain the same, except that the fund’s total operating expenses are assumed to be the fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary - Expense Table” above).

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Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$557	$741	$940	$1,515
B shares(1)
Assuming redemption at end of period	$562	$812	$1,087	$1,739
Assuming no redemption	$162	$512	$887	$1,739
C shares
Assuming redemption at end of period	$262	$512	$887	$1,939
Assuming no redemption	$162	$512	$887	$1,939

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

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MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended March 31, 2008, the fund paid MFS an effective management fee equal to 0.30% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.40% annually of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of the fund’s average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

Additionally, effective March 1, 2009, MFS has agreed in writing to reduce its management fee to 0.37% annually in excess of $1.3 billion of the fund’s average daily net assets, and to 0.35% annually in excess of $2.0 billion of the fund’s average daily net assets. This written agreement will remain in effect until at least July 31, 2009 or until modified by the fund’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s most recent semi-annual report for the six-month period that ends September 30.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $184 billion as of March 31, 2008.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state

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courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The pending market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30, 2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

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Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Fund’s top 10 securities holdings as of each month’s end	14 days after month end
Fund’s full securities holdings as of each month’s end	24 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Geoffrey L. Schechter	Portfolio Manager	2000	Investment Officer of MFS; employed in the investment management area of MFS since 1993.

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

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Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

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DESCRIPTION OF SHARE CLASSES

The fund offers Class A, Class B, and Class C shares through this prospectus. The fund also offers additional classes of shares, Class A1 and Class B1 shares, which are available through a separate prospectus provided to investors eligible to purchase them.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

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The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	Initial Sales Charge* As Percentage Of:
Amount of Purchase	Gross Purchase Amount (Offering Price*)	Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None **	None **

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**	A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.

Class B Shares. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

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Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

Program	Investments Eligible For:
	Waived Initial Sales Charge	Reduced Initial Sales Charge	Waived CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

**	Not available for Class A shares and limited for Class B and Class C shares.

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Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the

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intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

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Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

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Linking Accounts For LOI And ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

Eligible accounts that you may link under a LOI and ROA may include:

•	Individual accounts;

•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

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•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

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Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•	Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you

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change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

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Automatic Exchange Plan. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

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Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, and Class C shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 1, 2007 with respect to Class B shares, or January 1, 2008 with respect to Class C shares, whichever is later, and reset annually thereafter). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•	Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

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Calculation Of CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.10%	0.25%	0.35%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

The Class A distribution fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

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Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

Share Class	Up Front Commission as a Percentage of Offering Price
Class A	4.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

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These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

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HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250. In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

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Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

•	Additional Purchases Directly Through MFSC.

•	By Mail. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

•	By Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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Electronically. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

•	By Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

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Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven days after a purchase. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

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Redeeming Directly Through MFSC.

•	By Mail. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

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By Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

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Electronically. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

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Systematic Withdrawal Plan. For Class A, Class B, and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

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Checkwriting. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting may not be available for all accounts.

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

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Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

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You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s net asset values at the conclusion of the delay period.

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Specific Purchase and Exchange Limitation Policies. Under the MFS Funds’ purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders into an MFS fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in such MFS fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).

In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC

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considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

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Financial Intermediary Purchase and Exchange Limitations. MFSC receives purchase, exchange and redemption orders through financial intermediaries. A financial intermediary’s policy restricting frequent trading may be more or less restrictive than the MFS funds’ policies, may permit certain transactions not permitted by the MFS funds’ policies, or prohibit transactions not subject to the MFS funds’ policies. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

MFSC believes that financial intermediaries are required to enforce the terms of the prospectus for each MFS fund for which they maintain an omnibus account with MFSC, including the MFS funds’ frequent trading policies. However, there is no assurance that each financial intermediary enforces the specific and/or general purchase and exchange limitations of the MFS funds’ frequent trading policies.

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Omnibus Accounts. MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies. MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading.

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In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary’s policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds’ two-exchange limit if MFSC determines that the financial intermediary’s policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the funds (“Adopted Financial Intermediary Policy”). If MFSC is relying on an Adopted Financial Intermediary Policy, MFSC will not typically request underlying shareholder data but will rely on the financial intermediary to monitor trading activity in good faith in accordance with its policy. In other circumstances where shareholders hold shares through a financial intermediary that does not enforce the MFS funds’ frequent trading policies and does not have its own policy to restrict frequent trading that MFSC determines is reasonably designed to identify and curtail trading activity that is not in the best interests if the funds (a “Non Adopted Policy”), MFSC may rely upon the financial intermediary to enforce its Non Adopted Policy (if any). MFSC expects to request underlying shareholder data from financial intermediaries with Non Adopted Policies more frequently than from financial intermediaries with Adopted Financial Intermediary Policies.

For omnibus accounts for which MFSC does not regularly receive underlying shareholder data, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. This review is based on MFSC’s internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. These parameters may change from time to time. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. MFSC will ordinarily review such data to detect suspicious trading activity and not to determine whether there have been violations of the two exchange limit. If frequent trading is identified, MFSC will take appropriate action, such as prohibiting purchases into the account, requiring purchases by mail, or prohibiting purchases from the financial intermediary.

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•

Limitations on the Ability to Detect and Curtail Frequent Trading Practices. Depending upon the composition of a fund’s shareholder accounts and the efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund’s shareholders. MFSC’s ability to monitor and deter frequent trading in omnibus accounts ultimately depends on the capability and cooperation of the financial intermediary and the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. In certain instances, a financial intermediary may be unable to provide MFSC with information about underlying shareholder level activity. There is no assurance that MFSC will request data with sufficient frequency to detect or deter frequent trading in omnibus accounts effectively. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices.

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Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

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Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

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OTHER INFORMATION

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

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In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investments. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the

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fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

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If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

Provision of Annual and Semiannual Reports and Prospectuses

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, are included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund’s independent registered public accounting firm is Deloitte & Touche LLP.

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	Years Ended 3/31
	2008	2007		2006	2005	2004
Class A
Net asset value, beginning of period	$8.55	$8.53		$8.58	$8.70	$8.54

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.42	(z)	$0.41	$0.42	$0.41
Net realized and unrealized gain (loss) on investments	(0.35)	0.00	(w)(z)	(0.06)	(0.13)	0.17

Total from investment operations	$0.07	$0.42		$0.35	$0.29	$0.58

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)		$(0.40)	$(0.41)	$(0.42)
From net realized gain on investments	(0.01)	—		—	—	—

Total distributions declared to shareholders	$(0.41)	$(0.40)		$(0.40)	$(0.41)	$(0.42)

Net asset value, end of period	$8.21	$8.55		$8.53	$8.58	$8.70

Total return (%) (r)(s)(t)	0.81	5.00		4.18	3.49	6.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.19		1.17	1.04	1.04
Expenses after expense reductions (f)	0.80	0.94		0.92	0.79	0.88
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.70	0.79		0.81	0.79	0.88
Net investment income	4.99	4.91	(z)	4.71	4.90	4.80
Portfolio turnover	32	10		9	8	9
Net assets at end of period (000 omitted)	$279,614	$248,226		$240,212	$241,850	$264,797

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	Years Ended 3/31
	2008	2007		2006	2005	2004
Class B
Net asset value, beginning of period	$8.57	$8.54		$8.59	$8.72	$8.55

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	(z)	$0.34	$0.36	$0.35
Net realized and unrealized gain (loss) on investments	(0.36)	0.00	(w)(z)	(0.05)	(0.14)	0.18

Total from investment operations	$0.00 (w)	$0.36		$0.29	$0.22	$0.53

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)		$(0.34)	$(0.35)	$(0.36)
From net realized gain on investments	(0.01)	—		—	—	—

Total distributions declared to shareholders	$(0.35)	$(0.33)		$(0.34)	$(0.35)	$(0.36)

Net asset value, end of period	$8.22	$8.57		$8.54	$8.59	$8.72

Total return (%) (r)(s)(t)	(0.06)	4.34		3.40	2.60	6.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.95		1.92	1.79	1.79
Expenses after expense reductions (f)	1.55	1.70		1.67	1.54	1.63
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.45	1.55		1.56	1.54	1.63
Net investment income	4.24	4.16	(z)	3.96	4.15	4.05
Portfolio turnover	32	10		9	8	9
Net assets at end of period (000 omitted)	$22,372	$26,919		$36,752	$43,930	$52,594

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	Years Ended 3/31
	2008	2007		2006	2005	2004
Class C
Net asset value, beginning of period	$8.59	$8.56		$8.61	$8.73	$8.56

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.36	(z)	$0.35	$0.36	$0.35
Net realized and unrealized gain (loss) on investments	(0.35)	0.01	(z)	(0.06)	(0.13)	0.18

Total from investment operations	$0.00 (w)	$0.37		$0.29	$0.23	$0.53

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)		$(0.34)	$(0.35)	$(0.36)
From net realized gain on investments	(0.01)	—		—	—	—

Total distributions declared to shareholders	$(0.35)	$(0.34)		$(0.34)	$(0.35)	$(0.36)

Net asset value, end of period	$8.24	$8.59		$8.56	$8.61	$8.73

Total return (%) (r)(s)(t)	(0.05)	4.34		3.41	2.72	6.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.94		1.92	1.79	1.79
Expenses after expense reductions (f)	1.55	1.69		1.67	1.54	1.63
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.45	1.54		1.56	1.54	1.63
Net investment income	4.23	4.16	(z)	4.09	4.15	4.05
Portfolio turnover	32	10		9	8	9
Net assets at end of period (000 omitted)	$42,759	$35,070		$34,618	$33,911	$37,508

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the year ended March 31, 2007 that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for Class A, Class B, and Class C. The change in estimate had no impact on net assets, net asset value per share or total return of the class.

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MFS Municipal Income Fund

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Municipal Income Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated August 1, 2008, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116-3741

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-4096.

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Class A1 Shares

Class B1 Shares

MFS® Municipal Income Fund

Prospectus August 1, 2008

This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

RISK RETURN SUMMARY	1
EXPENSE SUMMARY	10
MANAGEMENT OF THE FUND	13
DESCRIPTION OF SHARE CLASSES	17
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES	27
OTHER INFORMATION	39
FINANCIAL HIGHLIGHTS	43

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

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MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between

2

underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and

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other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in value.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

Prepayment Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are

4

difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Municipal Market Risk: The price of municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, and the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party

5

responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or tax-exempt vehicle.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

Bar Chart and Performance Table

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time. The performance table also shows:

•	how the fund’s performance over time compares with that of a broad measure of market performance, and

•	returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

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The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Because the fund’s Class A1 and Class B1 shares were initially offered on June 22, 2007, these classes do not have a performance record to report. As a result, the bar chart and the performance table show performance of the fund’s Class A shares, which are offered in a separate prospectus. Although the Class A1, Class B1, and Class A shares would have similar annual returns (because they represent interests in the same portfolio of securities), Class A1, Class B1, and Class A performance would differ to the extent that Class A1 and Class B1 have lower or higher expenses than Class A.

The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption “Financial Highlights” and in the fund’s shareholder reports is based upon the fund’s fiscal year. Therefore, these performance results may differ.

Bar Chart. The bar chart shows changes over time in the annual total return of the fund’s Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown. The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

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The total return for the six-month period ended June 30, 2008 was (0.26)%. During the periods shown in the bar chart, the highest quarterly return was 4.37% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.03)% (for the calendar quarter ended June 30, 2004).

Performance Table. This table shows how the average annual total returns of Class A shares of the fund, before the deduction of taxes (‘‘Returns Before Taxes’’), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows Class A average annual total returns:

•	after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions (‘‘Class A Shares’ Return After Taxes on Distributions’’), and

•

after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown (‘‘Class A Shares’ Return After Taxes on Distributions and Sale of Class A Shares’’).

8

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
A Shares, With Initial Sales Charge (4.75%)	(2.26)%	3.44%	4.09%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.28)%	3.44%	4.06%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.14%	3.63%	4.19%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
†	Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993, Class C shares on January 3, 1994, and Class A1 and Class B1 shares on a limited basis on June 22, 2007.

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EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund’s most recently completed fiscal year adjusted to reflect annualized expenses and the management fee set forth in the fund’s Investment Advisory Agreement. The fund’s annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):

Share Class	A1	B1
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	N/A	4.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees(1)	N/A	0.76%
Other Expenses(2)	0.24%	0.24%

Total Annual Fund Operating Expenses(2)	0.64%	1.40%
Fee Reductions(3)	(0.05)%	(0.05)%

Net Expenses(2)	0.59%	1.35%

#	A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A1 shares and you redeem your investment within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.
(1)	The fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s Class B1 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under “Distribution and Service Fees.”
(2)

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Net Expenses” would be lower. “Other Expenses” also include certain interest expense and fees in the amount of 0.09% related to the fund’s investments in inverse floating rate investments. Under accounting rules, the fund recognizes additional income

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in an amount equal to these expenses. Therefore, the fund’s net asset values per share and performance have not been affected by these expenses. However, these expenses are included in the fund’s “Total Annual Fund Operating Expenses” and “Net Expenses” in the table above, and in the “Example of Expenses” below. Had these expenses and fees not been included, “Net Expenses” would have been 0.50% for Class A1 shares and 1.26% for Class B1 shares.

(3)	MFS has agreed in writing to reduce the fund’s management fee to 0.30% annually until February 28, 2009. See “Management of the Fund - Investment Adviser.” Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would have been lower. In addition, MFS has agreed in writing to bear the fund’s expenses such that “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.10% annually for each of Class A1 shares and Class B1 shares. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments) and will continue until at least July 31, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•

The fund’s operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary - Expense Table” above).

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Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A1 shares	$60	$200	$352	$794
B1 shares(1)
Assuming redemption at end of period	$537	$738	$961	$1,290
Assuming no redemption	$137	$438	$761	$1,290

(1)	Class B1 shares convert to Class A1 shares approximately eight years after purchase; therefore, years nine and ten reflect Class A1 expenses.

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MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended March 31, 2008, the fund paid MFS an effective management fee equal to 0.30% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.40% annually of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of the fund’s average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

Additionally, effective March 1, 2009, MFS has agreed in writing to reduce its management fee to 0.37% annually in excess of $1.3 billion of the fund’s average daily net assets, and to 0.35% annually in excess of $2.0 billion of the fund’s average daily net assets. This written agreement will remain in effect until at least July 31, 2009 or until modified by the fund’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s most recent semi-annual report for the six-month period that ends September 30.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $184 billion as of March 31, 2008.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have

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been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The pending market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30, 2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Fund’s top 10 securities holdings as of each month’s end	14 days after month end
Fund’s full securities holdings as of each month’s end	24 days after month end

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If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Geoffrey L. Schechter	Portfolio Manager	2000	Investment Officer of MFS; employed in the investment management area of MFS since 1993.

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

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Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (‘‘MFSC’’), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

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DESCRIPTION OF SHARE CLASSES

The fund offers Class A1 and Class B1 shares through this prospectus. Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund’s acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future. The fund also offers Class A, Class B, and Class C shares, which are made available through a separate prospectus provided to investors eligible to purchase them.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A1, or a CDSC when you redeem Class A1 or Class B1 shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A1 or Class B1 shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A1 Shares. You may purchase Class A1 shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A1 shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

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The amount of the initial sales charge you pay when you buy Class A1 shares differs depending upon the amount you invest, as follows:

	Initial Sales Charge* As Percentage Of:
Amount of Purchase	Gross Purchase Amount (Offering Price*)	Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None **	None **

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.
**	A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A1 shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.

Class B1 Shares. You may purchase Class B1 shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

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If you hold Class B1 shares for approximately eight years, they will convert to Class A1 shares of the fund. All Class B1 shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B1 shares in your account convert to Class A1 shares, a proportionate number of the Class B1 shares in the sub-account will also convert to Class A1 shares.

Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

Program	Investments Eligible For:
	Waived Initial Sales Charge	Reduced Initial Sales Charge	Waived CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.
**	Not available for Class A1 shares and limited for Class B1 shares.

•

Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A1 shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class

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of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

•

To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

•

Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A1 shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

•

Linking Accounts For LOI And ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

Eligible accounts that you may link under a LOI and ROA may include:

•	Individual accounts;

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•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

•

Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•	Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if

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you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

•

Automatic Exchange Plan. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from Class A1 or Class B1 shares in your account in the fund for Class A or Class B shares, respectively, of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments of at least $50 if by check through an automatic redemption of Class A1 and Class B1 shares. For Class B1 shares, you may incur a CDSC when Class B1 shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal

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under the plan(s) or January 1, 2007, whichever is later, and reset annually thereafter). For Class A1 shares, you may incur a CDSC when Class A1 shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions from your Class A1 or Class B1 shares into Class A or Class B shares, respectively, of another MFS fund without paying a CDSC or an initial sales charge.

Calculation Of CDSC. As discussed above, certain investments in Class A1 and Class B1 shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A1 shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and service fees to MFD to support the sale and distribution of Class B1 shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class B1	0.75%	0.25%	1.00%

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These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The 0.25% per annum Class B1 service fee is paid by the fund only during the first year after you purchase Class B1 shares; thereafter, payment of Class B1 service fee is currently not being imposed and may be imposed only with the approval of the Board of Trustees which oversees the fund.

The fund has not adopted a Rule 12b-1 plan with respect to its Class A1 shares.

Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

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Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

Share Class	Up Front Commission as a Percentage of Offering Price
Class A1	4.75%
Class B1	3.75%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial

25

intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

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HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund’s acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization.

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However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future.

Purchases of Class B and Class B1 shares are subject to a total account value limitation at the time of purchase of $99,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B or Class B1 share purchases, you will not be able to purchase Class B1 shares. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B1 shares that would otherwise exceed the total account value limitation of $99,999 under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

•	Additional Purchases Directly Through MFSC.

•	By Mail. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

•	By Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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Electronically. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

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•	By Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

•

Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven days after a purchase. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual

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circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

•	By Mail. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

•

By Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

•

Electronically. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

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Systematic Withdrawal Plan. For Class A1 and Class B1 shares shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

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Checkwriting. You may redeem your Class A1 shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting may not be available for all accounts.

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Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

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In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your Class A1 or Class B1 shares for Class A and Class B shares, respectively, of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A1 shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

Exchanges of shares of the MFS Money Market Fund or the MFS Government Money Market Fund or of Class A or Class B shares of other MFS funds for shares of Class A1 or Class B1 of the fund, respectively, are not permitted.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

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Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the

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purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s net asset values at the conclusion of the delay period.

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Specific Purchase and Exchange Limitation Policies. Under the MFS Funds’ purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders into an MFS fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in such MFS fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).

In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

•

Financial Intermediary Purchase and Exchange Limitations. MFSC receives purchase, exchange and redemption orders through financial intermediaries. A financial intermediary’s policy restricting frequent trading may be more or less restrictive than

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the MFS funds’ policies, may permit certain transactions not permitted by the MFS funds’ policies, or prohibit transactions not subject to the MFS funds’ policies. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

MFSC believes that financial intermediaries are required to enforce the terms of the prospectus for each MFS fund for which they maintain an omnibus account with MFSC, including the MFS funds’ frequent trading policies. However, there is no assurance that each financial intermediary enforces the specific and/or general purchase and exchange limitations of the MFS funds’ frequent trading policies.

•

Omnibus Accounts. MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies. MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading.

In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary’s policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds’ two-exchange limit if MFSC determines that the financial intermediary’s policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the funds (“Adopted Financial Intermediary Policy”). If MFSC is relying on an Adopted Financial Intermediary Policy, MFSC will not typically request underlying shareholder data but will rely on the financial intermediary to monitor trading activity in good faith in accordance with its policy. In other circumstances where shareholders hold shares through a financial intermediary that does not enforce the MFS funds’

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frequent trading policies and does not have its own policy to restrict frequent trading that MFSC determines is reasonably designed to identify and curtail trading activity that is not in the best interests if the funds (a “Non Adopted Policy”), MFSC may rely upon the financial intermediary to enforce its Non Adopted Policy (if any). MFSC expects to request underlying shareholder data from financial intermediaries with Non Adopted Policies more frequently than from financial intermediaries with Adopted Financial Intermediary Policies.

For omnibus accounts for which MFSC does not regularly receive underlying shareholder data, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. This review is based on MFSC’s internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. These parameters may change from time to time. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. MFSC will ordinarily review such data to detect suspicious trading activity and not to determine whether there have been violations of the two exchange limit. If frequent trading is identified, MFSC will take appropriate action, such as prohibiting purchases into the account, requiring purchases by mail, or prohibiting purchases from the financial intermediary.

•

Limitations on the Ability to Detect and Curtail Frequent Trading Practices. Depending upon the composition of a fund’s shareholder accounts and the efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund’s shareholders. MFSC’s ability to monitor and deter frequent trading in omnibus accounts ultimately depends on the capability and cooperation of the financial intermediary and the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. In certain instances, a financial intermediary may be

36

unable to provide MFSC with information about underlying shareholder level activity. There is no assurance that MFSC will request data with sufficient frequency to detect or deter frequent trading in omnibus accounts effectively. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices.

•

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

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Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

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OTHER INFORMATION

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

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In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investments. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

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•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

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The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

Provision of Annual and Semiannual Reports and Prospectuses

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, are included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund’s independent registered public accounting firm is Deloitte & Touche LLP.

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Year Ended 3/31

	2008(i)
Class A1
Net asset value, beginning of period	$8.39

Income (loss) from investment operations
Net investment income (d)	$0.34
Net realized and unrealized gain (loss) on investments	(0.18	)(g)

Total from investment operations	$0.16

Less distributions declared to shareholders
From net investment income	$(0.33)
From net realized gain on investments	(0.01)

Total distributions declared to shareholders	$(0.34)

Net asset value, end of period	$8.21

Total return (%) (r)(s)(t)	1.84	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(a)
Expenses after expense reductions (f)	0.54	(a)
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.44	(a)
Net investment income	5.26	(a)
Portfolio turnover	32
Net assets at end of period (000 omitted)	$864,341

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	Year Ended 3/31 2008(i)
Class B1
Net asset value, beginning of period	$8.40

Income (loss) from investment operations
Net investment income (d)	$0.29
Net realized and unrealized gain (loss) on investments	(0.18	)(g)

Total from investment operations	$0.11

Less distributions declared to shareholders
From net investment income	$(0.28)
From net realized gain on investments	(0.01)

Total distributions declared to shareholders	$(0.29)

Net asset value, end of period	$8.22

Total return (%) (r)(s)(t)	1.24	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	(a)
Expenses after expense reductions (f)	1.30	(a)
Expenses after expense reductions and excluding interest expense and fees(f) (l)	1.21	(a)
Net investment income	4.50	(a)
Portfolio turnover	32
Net assets at end of period (000 omitted)	$26,618

(a)	Annualized
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class' inception, June 25, 2007 (Classes A1 and B1) through the stated period end.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(n)	Not annualized
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

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MFS Municipal Income Fund

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Municipal Income Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated August 1, 2008, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116-3741

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-4096.

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Statement of Additional Information August 1, 2008

MFS® Municipal Income Fund

A series of MFS Municipal Series Trust

500 Boylston Street, Boston, MA 02116

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated August 1, 2008. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

LMB-SAI-8/08

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” – MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

“Trust” – MFS Municipal Series Trust, a Massachusetts business trust organized on August 23, 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust (prior to August 20, 1993), MFS Managed Multi-State Municipal Bond Trust (prior to August 3, 1992), and MFS Managed Multi-State Tax-Exempt Trust (prior to August 3, 1988).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated August 1, 2008, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Part - 1 - 1

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager

Information regarding the Fund’s portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at 73 Tremont Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for the Fund and calculating the daily net asset value of each class of shares of the Fund. The Fund may invest in securities of the Custodian and its affiliates and may deal with the Custodian and its affiliates as principal in securities transactions.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

Part - 1 - 2

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix E to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix F of Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

Part - 1 - 3

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2008, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

Part - 1 - 4

PART I – APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees from Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees from Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$1,766	N/A	$229,619
Lawrence H. Cohn, M.D	$1,723	$0	$228,509
David H. Gunning	$1,885	N/A	$248,508
William R. Gutow	$1,732	N/A	$228,509
Michael Hegarty	$1,728	N/A	$226,509
J. Atwood Ives	$2,337	$0	$302,509
Lawrence T. Perera	$1,703	$0	$226,953
J. Dale Sherratt	$2,035	$0	$268,507
Laurie J. Thomsen	$1,889	N/A	$248,508
Robert W. Uek	$1,926	N/A	$254,142

(1)	For the fiscal year ended March 31, 2008.

(2)	Information provided is for calendar year 2007. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2007, of approximately $106 billion).

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

Part - 1 - A - 1

Committees

The Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.	Butler*, Gutow*, Sherratt*, Thomsen*, and Uek*

Part - 1 - A - 2

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]
COMPLIANCE AND GOVERNANCE COMMITTEE	7	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Gunning*, Gutow*, and Sherratt*

CONTRACTS REVIEW COMMITTEE	4	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal	All Independent Trustees of the Board (Butler, Cohn, Gunning, Gutow, Hegarty, Ives,

Part - 1 - A - 3

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]

		underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	Perera, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	0	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the	All Independent Trustees of the Board (Butler, Cohn, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt, Thomsen, and Uek)

Part - 1 - A - 4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]

		recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	7	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. In addition, the Committee receives reports from MFS	Cohn*, Gunning*, Hegarty*, and Perera*

Part - 1 - A - 5

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]

		regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

PRICING COMMITTEE	7	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’	Hegarty*, Perera*, Thomsen*, and Uek*

Part - 1 - A - 6

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members[1]

		internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS COMMITTEE	8	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	Butler*, Gunning*, Sherratt*, Thomsen*, and Uek*

1)	The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*	Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

Part - 1 - A - 7

PART I – APPENDIX B

SHARE OWNERSHIP

Ownership By Trustees and Officers

As of June 30, 2008, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee invest on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s Trustee fees in shares of the MFS funds overseen by such Trustee. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2007.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $225,000

E. Over $225,000

Part -1 - B - 1

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	E
Robert C. Pozen	N	E
Non-Interested Trustees
Robert E. Butler	N	E
Lawrence H. Cohn, M.D	N	E
David H. Gunning	N	E
William R. Gutow	N	E
Michael Hegarty	N	E
J. Atwood Ives	B	E
Lawrence T. Perera	A	E
J. Dale Sherratt	N	E
Laurie J. Thomsen	N	E
Robert W. Uek	N	E

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s shares (all share classes taken together) as of June 30, 2008. All holdings are of record unless otherwise indicated.

Name and Address of Investor	Percentage Ownership
N/A	N/A

5% or Greater Ownership of Share Class

The following table identifies those investors who own 5% or more of any class of the Fund’s shares as of June 30, 2008. All holdings are of record unless otherwise indicated.

Name and Address of Investor	Percentage Ownership
Citigroup Global Markets Inc Surpas House Account ATTN: Cindy Tempesta 7th Floor 333 W 34th Street New York NY 10001- 2402	5.96% of Class A1 Shares 10.65% of Class B1 5.69% of Class C Shares

Part - 1 - B - 2

Name and Address of Investor	Percentage Ownership
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers 4800 Deerlake Drive East Jacksonville, FL 32246-6484	7.2% of Class A Shares 13.16% of Class B Shares 11.91% of Class B1 Shares 17.86% of Class C Shares

Charles Schwab & Co. Inc. FBO Clearing Customers 101 Montgomery St San Francisco CA 94104-4151	6.77% of Class A Shares

Part - 1 - B - 3

PART I – APPENDIX C

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over a one-, three-, and five-year period relative to peer group universes and/or indices. As of December 31, 2007, the following benchmarks were used:

Benchmark

Lipper General Municipal Debt Funds
Lipper Short-Intermediate Municipal Debt Funds
Lipper High Yield Municipal Debt Funds
Lipper General US Government Funds
Lehman Brothers Municipal Index
Lehman Brothers Government Mortgage Index
Morningstar Dollar Government Bond Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

Part - 1 - C - 1

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended March 31, 2008. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Geoffrey L. Schechter	C

Part -1 - C - 2

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended March 31, 2008, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Geoffrey L. Schechter	13	$6.6 billion	1	$398 million	0	$0

*	Includes the Fund

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is

Part - 1 - C - 3

recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser does not receive a performance fee for its management of the Fund. As a result, the Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

Part - 1 - C - 4

PART I – APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$3,113,241	$2,594,360	$664,413	$160,858
March 31, 2007	$923,010	$769,215	N/A	$63,766
March 31, 2006	$953,768	$794,807	N/A	$43,463

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services.

Part - 1 - D - 1

PART I – APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2008	$708,154	$99,518	$457,118	$6,770	$31,865	$4,854

Class A1* Initial Sales Charges:		CDSC Paid to MFD On:
Retained by MFD	Reallowed to Financial Intermediaries	Class A1 Shares	Class B1 Shares
$26,752	$124,766	$123	$29,961

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2007	$292,778	$38,270	$254,508	$45,914	$58,195	$3,885
March 31, 2006	$336,043	$57,357	$278,686	$8,903	$59,246	$4,632

*	From the period starting with the Class A1 shares inception on June 22, 2007.

Part - 1 - E - 1

Distribution Plan Payments

During the fiscal year ended March 31, 2008, the Fund made the following Distribution Plan payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Paid by Fund	Retained by MFD	Paid to Financial Intermediaries(1)
Class A Shares	$644,964	$39,488	$605,476
Class B Shares	$415,728	$359,514	$56,214
Class C Shares	$364,047	$56,940	$307,107

(1)	May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet paid to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD’s distribution and servicing costs.

Part - 1 - E - 2

PART I – APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
March 31, 2008	N/A
March 31, 2007	N/A
March 31, 2006	N/A

Securities Issued By Regular Broker/Dealers

During the fiscal year ended March 31, 2008, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following value as of March 31, 2008:

Broker/Dealer	Value of Securities
None	N/A

Transactions with Research Firms

During the fiscal year ended March 31, 2008, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions With Research Firms
$0	$0

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

Part - 1 - F - 1

Class A Shares

Class B Shares

Class C Shares (California, New York, North Carolina and Virginia funds only)

MFS Municipal Series Trust             Prospectus August 1, 2008

MFS Alabama Municipal Bond Fund

MFS Arkansas Municipal Bond Fund

MFS California Municipal Bond Fund

MFS Florida Municipal Bond Fund

MFS Georgia Municipal Bond Fund

MFS Maryland Municipal Bond Fund

MFS Massachusetts Municipal Bond Fund

MFS Mississippi Municipal Bond Fund

MFS New York Municipal Bond Fund

MFS North Carolina Municipal Bond Fund

MFS Pennsylvania Municipal Bond Fund

MFS South Carolina Municipal Bond Fund

MFS Tennessee Municipal Bond Fund

MFS Virginia Municipal Bond Fund

MFS West Virginia Municipal Bond Fund

This Prospectus describes each of the funds listed above. The investment objective of each fund is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of the named state, but also considering capital appreciation.

RISK RETURN SUMMARY	1
EXPENSE SUMMARY	36
MANAGEMENT OF THE FUND	45
DESCRIPTION OF SHARE CLASSES	49
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES	59
OTHER INFORMATION	70
FINANCIAL HIGHLIGHTS	77

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

RISK RETURN SUMMARY

Investment Objective

Each fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of the named state, but also considering capital appreciation. Each fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

Each fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of the named state. This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, each fund’s investment adviser) normally invests each fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of each fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest each fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests each fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a high percentage of each fund’s assets in municipal issuers of the named state.

The MFS Arkansas, Maryland, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds are each non-diversified funds. This means that MFS may invest a relatively high percentage of each fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

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MFS uses a bottom-up investment approach in buying and selling investments for each fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing each fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private

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issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in a fund. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in each fund are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also

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decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in value.

Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

Prepayment Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, and municipal housing bonds, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of

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principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains during a declining interest rate environment and greater potential for loss in a rising interest rate environment. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument and can result in significant volatility.

Municipal Market Risk: The price of municipal instruments can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, and the financial developments of municipal issuers. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Geographic Focus Risk: Each fund’s performance will be closely tied to the economic and political conditions in its namesake state, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state. The principal factors affecting each state are as follows:

•

Alabama: Alabama’s economy relies in part on the textile, service, construction, manufacturing and forest products industries, all of which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

•

Arkansas: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state’s economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.

•

California: Due to a variety of factors, California and many of its local municipalities experienced credit rating downgrades during the 2001-2003 timeframe. In January 2003, the Governor indicated that

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California has experienced the most dramatic decline in revenues since World War II and faced the most serious fiscal challenge in its history. However, California’s fiscal picture has improved over the last few fiscal years, and recent Governor’s Budgets have forecast an increase in California’s tax revenues. As of April 1, 2007, the S&P rating of California’s general obligation bonds was “A+,” Moody’s rating was “A1” and Fitch’s rating was “A+.”

Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also have made it difficult for California to balance its budget. For example, State and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.

•

Florida: Florida does not impose an individual income tax on Florida residents. This could affect Florida’s ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida’s economy is heavily dependent on the tourism, agriculture and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries.

•

Georgia: The national housing downturn, high energy prices and slowing consumer spending have had a negative impact on Georgia’s economy. Furthermore, drought conditions throughout Georgia and the Southeast could potentially impact manufacturing and agricultural activity in the state.

•

Maryland: From 2001 through 2006, inclusive, according to U.S. Department of Commerce statistics, average per capita personal income of Maryland residents ranked as the fourth (4th) highest in the nation, and had been ranked fifth (5th) in such category for at least each of the previous four (4) years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, a significant downturn in either the government or service sectors would have heightened impact on Maryland personal income, as a whole, possibly reducing certain municipalities’ revenues.

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•	Massachusetts: The Commonwealth’s technology, financial services or health care industries could experience a downturn or fail to develop as expected, hurting the local economy.

•

Mississippi: Because Mississippi’s economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends in those industries. Also, Mississippi’s financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries and downturns in economy. While Mississippi’s financial condition has improved, it still ranks among the last of the states in per capita income.

•

New York: New York City and certain localities outside New York City have experienced financial problems; continuation of these problems could affect the overall fiscal health of New York State. In addition, financial market volatility poses a particularly large degree of uncertainty for New York due to the importance of the finance industry to the State’s economy. Furthermore, New York State, though its broad economic base generally supports such use, has relied on bond financing to a more extensive degree than almost any other State in the nation.

•

North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina’s economy consists of a combination of services, agriculture, trade, manufacturing and tourism.

•

Pennsylvania: Although Pennsylvania has been historically identified as a heavy-industry state, over 87% of total state employment is non-manufacturing employment. Thus, Pennsylvania’s economy may be disproportionately affected by economic downturns in non-manufacturing industries. Although Pennsylvania’s employment rate and bond ratings are generally on par with to slightly better than the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have worse employment rates and bond ratings.

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•

South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State’s manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.

•

Tennessee: Tennessee faces a recurring budget crisis for the current year that could lead to financial difficulty for the State. In response to a pattern of budget shortfalls, the Tennessee General Assembly passed the Tax Reform Act of 2002, increasing the sales tax to 7% on most non-food items and introducing a variety of tax increases on goods and businesses. Tennessee citizens also voted in 2002 to allow the Legislature to create a lottery to fund education initiatives. Tennessee is heavily reliant on the sales tax for revenue, the effectiveness of which, critics complain, is undermined by rising Internet sales. The State also relies largely on revenue from tourism and manufacturing, both of which are sensitive to the strength of the economy as a whole. Tennessee’s economic growth has slowed since approximately 1998 and has fallen behind the rate of economic growth for the nation. In 2008, Tennessee’s economy will be dependent upon the national economy as high energy prices and the continued housing crisis will weigh on consumer spending and result in slower growth in business investment. A recession does not seem likely in the short-term, but weaker economic conditions will prevail in 2008 compared to 2007.

•

Virginia: In Virginia, the major sources of personal income were the service industry, state and local government, the wholesale and retail trade industry, the finance, insurance and real estate industry, civilian federal government, the manufacturing industry, the construction industry and military federal government. As of 2006, per capita personal income was $39,564. As of July 2007, Virginia’s population was 7.7 million. From 1997 through 2007, the percentage of unemployment in Virginia has been less than the national unemployment rate. In 2007, the unemployment rate in Virginia was 3.1% compared to 4.6% nationally. Taxable retail sales in Virginia for 2006 totaled $89.5 billion.

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•

West Virginia: West Virginia’s economic indicators are typically below national averages. Although the State’s economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing, and tourism.

Non-Diversification Risk: Because MFS may invest a relatively large percentage of the assets of the MFS Arkansas, Maryland, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds in a single issuer or small number of issuers, the performance of these funds could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by each fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to each fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in each fund underperforming other funds with similar investment strategies and/or underperforming the markets in which each fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

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Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce each fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or tax-exempt vehicle.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information Available

Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

Bar Charts and Performance Tables

The bar chart and performance table below for each fund are intended to indicate some of the risks of investing in a fund by showing changes in that fund’s performance over time. The performance table also shows:

•	how each fund’s performance over time compares with that of a broad measure of market performance, and

•	each fund’s returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The charts and tables provide past performance information. Each fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption “Financial Highlights” and in the fund’s shareholder reports is based upon the fund’s fiscal year. Therefore, these performance results may differ.

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Bar Charts. The bar chart shows changes over time in the annual total return of Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The charts and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of a fund’s shares. If these sales charges were included, they would reduce the returns shown. The return of the fund’s other classes of shares will differ from the Class A share returns shown in that fund’s bar chart, depending upon the expenses of those classes.

MFS Alabama Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.30%. During the periods shown in the bar chart, the highest quarterly return was 5.18% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.23)% (for the calendar quarter ended June 30, 2004).

11

MFS Arkansas Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.59%. During the periods shown in the bar chart, the highest quarterly return was 4.70% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.19)% (for the calendar quarter ended June 30, 2004).

12

MFS California Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was (0.31)%. During the periods shown in the bar chart, the highest quarterly return was 5.90% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.56)% (for the calendar quarter ended June 30, 1999).

13

MFS Florida Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was (0.42)%. During the periods shown in the bar chart, the highest quarterly return was 4.79% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.25)% (for the calendar quarter ended June 30, 1999).

14

MFS Georgia Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 1.02%. During the periods shown in the bar chart, the highest quarterly return was 5.22% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.42)% (for the calendar quarter ended June 30, 2004).

15

MFS Maryland Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.22%. During the periods shown in the bar chart, the highest quarterly return was 4.51% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.24)% (for the calendar quarter ended June 30, 2004).

16

MFS Massachusetts Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.09%. During the periods shown in the bar chart, the highest quarterly return was 5.31% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.28)% (for the calendar quarter ended June 30, 2004).

17

MFS Mississippi Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.65%. During the periods shown in the bar chart, the highest quarterly return was 4.85% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (1.83)% (for the calendar quarter ended June 30, 2004).

18

MFS New York Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.16%. During the periods shown in the bar chart, the highest quarterly return was 5.08% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was (2.37)% (for the calendar quarter ended June 30, 2004).

19

MFS North Carolina Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was (0.25)%. During the periods shown in the bar chart, the highest quarterly return was 4.87% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.10)% (for the calendar quarter ended June 30, 2004).

20

MFS Pennsylvania Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.24%. During the periods shown in the bar chart, the highest quarterly return was 5.03% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.26)% (for the calendar quarter ended June 30, 2004).

21

MFS South Carolina Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was (0.01)%. During the periods shown in the bar chart, the highest quarterly return was 4.99% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.38)% (for the calendar quarter ended June 30, 2004).

22

MFS Tennessee Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was (0.17)%. During the periods shown in the bar chart, the highest quarterly return was 4.55% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.09)% (for the calendar quarter ended June 30, 1999).

23

MFS Virginia Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was 0.15%. During the periods shown in the bar chart, the highest quarterly return was 4.52% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.02)% (for the calendar quarter ended June 30, 2004).

24

MFS West Virginia Municipal Bond Fund:

The return for the six-month period ended June 30, 2008 was (0.37)%. During the periods shown in the bar chart, the highest quarterly return was 4.43% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.34)% (for the calendar quarter ended June 30, 2004).

Performance Tables. The tables show how the average annual total returns of each class of each fund, before the deduction of taxes (“Returns Before Taxes”), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for each fund’s Class A shares, the tables show Class A average annual total returns:

•	after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions (“Class A Shares’ Return After Taxes on Distributions”), and

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•

after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown (“Class A Shares’ Return After Taxes on Distributions and Sale of Class A Shares”).

MFS Alabama Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.36)%	2.73%	3.86%
A Shares, With Initial Sales Charge (4.75%)	(1.55)%	2.84%	4.14%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(1.61)%	2.79%	4.08%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.50%	3.04%	4.19%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

26

MFS Arkansas Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.58)%	2.52%	3.80%
A Shares, With Initial Sales Charge (4.75%)	(1.75)%	2.66%	4.10%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(1.80)%	2.63%	4.08%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.43%	2.89%	4.16%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS California Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(3.47)%	2.73%	3.94%
C Shares, with CDSC (1% for 12 Months)	(0.69)%	2.94%	3.81%
A Shares, With Initial Sales Charge (4.75%)	(3.63)%	2.86%	4.24%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(3.63)%	2.85%	4.24%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(0.87)%	3.11%	4.32%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

27

MFS Florida Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(3.22)%	2.72%	3.79%
A Shares, With Initial Sales Charge (4.75%)	(3.38)%	2.86%	4.10%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(3.38)%	2.85%	4.09%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(0.71)%	3.09%	4.18%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS Georgia Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.89)%	2.50%	3.68%
A Shares, With Initial Sales Charge (4.75%)	(2.06)%	2.56%	3.92%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.06)%	2.56%	3.92%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.06%	2.79%	4.00%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

28

MFS Maryland Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(3.04)%	2.44%	3.63%
A Shares, With Initial Sales Charge (4.75%)	(3.40)%	2.43%	3.78%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(3.43)%	2.39%	3.76%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(0.78)%	2.69%	3.87%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS Massachusetts Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.72)%	2.92%	3.90%
A Shares, With Initial Sales Charge (4.75%)	(2.02)%	2.91%	4.06%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.13)%	2.85%	4.03%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.16%	3.08%	4.11%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

29

MFS Mississippi Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.90)%	2.76%	3.90%
A Shares, With Initial Sales Charge (4.75%)	(1.97)%	2.90%	4.21%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(1.97)%	2.90%	4.20%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.20%	3.13%	4.28%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS New York Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.49)%	2.72%	3.87%
C Shares, with CDSC (1% for 12 Months)	1.46%	3.08%	3.88%
A Shares, With Initial Sales Charge (4.75%)	(1.69)%	2.83%	4.16%

Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(1.81)%	2.77%	4.13%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.40%	3.03%	4.22%

Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

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MFS North Carolina Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.76)%	2.69%	3.69%
C Shares, with CDSC (1% for 12 Months)	1.19%	3.05%	3.70%
A Shares, With Initial Sales Charge (4.75%)	(2.13)%	2.68%	3.86%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.18)%	2.62%	3.83%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.05%	2.88%	3.93%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS Pennsylvania Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(2.34)%	2.85%	4.16%
A Shares, With Initial Sales Charge (4.75%)	(2.50)%	3.01%	4.48%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.50)%	3.01%	4.48%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(0.22)%	3.18%	4.50%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

31

MFS South Carolina Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(2.31)%	2.70%	3.68%
A Shares, With Initial Sales Charge (4.75%)	(2.59)%	2.71%	3.85%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.59)%	2.71%	3.84%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(0.27)%	2.94%	3.93%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS Tennessee Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.61)%	2.62%	3.67%
A Shares, With Initial Sales Charge (4.75%)	(1.89)%	2.65%	3.84%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(1.98)%	2.58%	3.78%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.19%	2.83%	3.89%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

32

MFS Virginia Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(1.71)%	2.95%	3.75%
C Shares, with CDSC (1% for 12 Months)	1.16%	3.28%	3.75%
A Shares, With Initial Sales Charge (4.75%)	(2.08)%	2.94%	3.91%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.14)%	2.93%	3.91%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	0.11%	3.15%	4.00%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

MFS West Virginia Municipal Bond Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2007)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(2.46)%	2.48%	3.58%
A Shares, With Initial Sales Charge (4.75%)	(2.73)%	2.51%	3.74%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (4.75%)	(2.76)%	2.48%	3.73%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(0.39)%	2.74%	3.84%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Municipal Bond Index*†	3.36%	4.30%	5.17%

*	The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

†	Source: FactSet Research Systems Inc.

33

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of each fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Each fund commenced investment operations as follows:

Fund	Commencement of Investment Operations by Class
MFS Alabama Municipal Bond Fund	Class A: February 1, 1990 Class B: September 7, 1993

MFS Arkansas Municipal Bond Fund	Class A: February 3, 1992 Class B: September 7, 1993

MFS California Municipal Bond Fund	Class A: June 18, 1985 Class B: September 7, 1993 Class C: January 3, 1994

MFS Florida Municipal Bond Fund	Class A: February 3, 1992 Class B: September 7, 1993

MFS Georgia Municipal Bond Fund	Class A: June 6, 1988 Class B: September 7, 1993

MFS Maryland Municipal Bond Fund	Class A: October 31, 1984 Class B: September 7, 1993

MFS Massachusetts Municipal Bond Fund	Class A: April 9, 1985 Class B: September 7, 1993

MFS Mississippi Municipal Bond Fund	Class A: August 6, 1992 Class B: September 7, 1993

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Fund	Commencement of Investment Operations by Class

MFS New York Municipal Bond Fund	Class A: June 6, 1988 Class B: September 7, 1993 Class C: December 11, 2000

MFS North Carolina Municipal Bond Fund	Class A: October 31, 1984 Class B: September 7, 1993 Class C: January 3, 1994

MFS Pennsylvania Municipal Bond Fund	Class A: February 1, 1993 Class B: September 7, 1993

MFS South Carolina Municipal Bond Fund	Class A: October 31, 1984 Class B: September 7, 1993

MFS Tennessee Municipal Bond Fund	Class A: August 12, 1988 Class B: September 7, 1993

MFS Virginia Municipal Bond Fund	Class A: October 31, 1984 Class B: September 7, 1993 Class C: January 3, 1994

MFS West Virginia Municipal Bond Fund	Class A: October 31, 1984 Class B: September 7, 1993

Performance for the New York Fund’s Class C shares includes the performance of the fund’s Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

35

EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund’s most recently completed fiscal year, adjusted to reflect annualized expenses, current fee arrangements, and the management fee set forth in the fund’s Investment Advisory Agreement. The fund’s annual operating expenses may vary in future years.

Shareholder Fees Applicable to Each Fund (fees paid directly from your investment):

Share Class	A		B	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	See Below	(#)	4.00%	1.00%

Annual Fund Operating Expenses of Class A for Each Fund (expenses that are deducted from fund assets):

State Bond Fund	Alabama	Arkansas	California
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	0.25%	0.10%	0.10%
Other Expenses(2)	0.54%	0.41%	0.34%

Total Annual Fund Operating Expenses(2)	1.24%	0.96%	0.89%
Fee Reductions(3)	(0.04)%	0.00%	0.00%

Net Expenses(2)	1.20%	0.96%	0.89%

State Bond Fund	Florida	Georgia	Maryland
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	0.00%	0.25%	0.35%
Other Expenses(2)	0.61%	0.61%	0.36%

Total Annual Fund Operating Expenses(2)	1.06%	1.31%	1.16%
Fee Reductions(3)	0.00%	(0.03)%	0.00%

Net Expenses(2)	1.06%	1.28%	1.16%

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State Bond Fund	Massachusetts	Mississippi	New York
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	0.35%	0.00%	0.25%
Other Expenses(2)	0.44%	0.48%	0.45%

Total Annual Fund Operating Expenses(2)	1.24%	0.93%	1.15%

State Bond Fund	North Carolina	Pennsylvania	South Carolina
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	0.35%	0.10%	0.35%
Other Expenses(2)	0.42%	0.46%	0.41%

Total Annual Fund Operating Expenses(2)	1.22%	1.01%	1.21%
Fee Reductions(3)	0.00%	(0.06)%	0.00%

Net Expenses(2)	1.22%	0.95%	1.21%

State Bond Fund	Tennessee	Virginia	West Virginia
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	0.35%	0.35%	0.35%
Other Expenses(2)	0.23%	0.37%	0.45%

Total Annual Fund Operating Expenses(2)	1.03%	1.17%	1.25%

Annual Fund Operating Expenses of Class B for Each Fund (expenses that are deducted from fund assets):

State Bond Fund	Alabama	Arkansas	California
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	1.00%	0.86%	0.86%
Other Expenses(2)	0.54%	0.41%	0.34%

Total Annual Fund Operating Expenses(2)	1.99%	1.72%	1.65%
Fee Reductions(3)	(0.04)%	0.00%	0.00%

Net Expenses(2)	1.95%	1.72%	1.65%

State Bond Fund	Florida	Georgia	Maryland
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	0.76%	1.00%	1.00%
Other Expenses(2)	0.61%	0.61%	0.36%

Total Annual Fund Operating Expenses(2)	1.82%	2.06%	1.81%
Fee Reductions(3)	0.00%	(0.03)%	0.00%

Net Expenses(2)	1.82%	2.03%	1.81%

State Bond Fund	Massachusetts	Mississippi	New York
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	1.00%	0.77%	1.00%
Other Expenses(2)	0.44%	0.48%	0.45%

Total Annual Fund Operating Expenses(2)	1.89%	1.70%	1.90%

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State Bond Fund	North Carolina	Pennsylvania	South Carolina
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	1.00%	0.86%	1.00%
Other Expenses(2)	0.42%	0.46%	0.41%

Total Annual Fund Operating Expenses(2)	1.87%	1.77%	1.86%
Fee Reductions(3)	0.00%	(0.06)%	0.00%

Net Expenses(2)	1.87%	1.71%	1.86%

State Bond Fund	Tennessee	Virginia	West Virginia
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	1.00%	1.00%	1.00%
Other Expenses(2)	0.23%	0.37%	0.45%

Total Annual Fund Operating Expenses(2)	1.68%	1.82%	1.90%

Annual Fund Operating Expenses of Class C for Funds Offering Class C Shares (expenses that are deducted from fund assets):

State Bond Fund	California	New York	North Carolina	Virginia
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees(1)	1.00%	1.00%	1.00%	1.00%
Other Expenses(2)	0.34%	0.45%	0.42%	0.37%

Total Annual Fund Operating Expenses(2)	1.79%	1.90%	1.87%	1.82%

#	A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.

(1)	The fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund’s Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under “Distribution and Service Fees.”

(2)	The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” and/or “Net Expenses” would be lower. Also, “Other Expenses” include certain interest expenses and fees, related to each fund’s investments in inverse floating rate investments, in the following amounts:

	AL	AR	CA	FL	GA	MD	MA	MP
Expenses and Fees	0.27%	0.20%	0.19%	0.30%	0.28%	0.14%	0.27%	0.22%

	NY	NC	PA	SC	TN	VA	WV
Expenses and Fees	0.23%	0.26%	0.20%	0.21%	N/A	0.20%	0.25%

Under accounting rules, each fund recognizes additional income in an amount equal to these expenses. Therefore, the fund’s net asset values per share and performance have not been affected by these expenses. However, these expenses are included in each fund’s “Total Annual Fund Operating Expenses” and/or “Net

38

Expenses” in the table above, and in the “Example of Expenses” below. Had these expenses and fees not been included, “Total Annual Fund Operating Expenses” and/or “Net Expenses” would have been:

	AL	AR	CA	FL	GA	MD	MA	MP
Class A	0.93%	0.76%	0.70%	0.76%	1.00%	1.02%	0.97%	0.71%
Class B	1.68%	1.52%	1.46%	1.52%	1.75%	1.67%	1.62%	1.48%
Class C	N/A	N/A	1.60%	N/A	N/A	N/A	N/A	N/A

	NY	NC	PA	SC	TN	VA	WV
Class A	0.92%	0.96%	0.75%	1.00%	N/A	0.97%	1.00%
Class B	1.67%	1.61%	1.51%	1.65%	N/A	1.62%	1.65%
Class C	1.67%	1.61%	N/A	N/A	N/A	1.62%	N/A

(3)	MFS has agreed in writing to reduce each fund’s management fee to 0.30% annually until February 28, 2009. See “Management of the Fund – Investment Advisor.” Such fee reduction is not reflected in the Expense Table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” would have been lower. In addition, MFS has agreed in writing to bear the Alabama Fund’s expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.93% annually for Class A shares and 1.68% annually for Class B shares. MFS has also agreed in writing to bear the Georgia Fund’s expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.00% annually for Class A shares and 1.75% annually for Class B shares. These written agreements exclude interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), and will continue until at least July 31, 2009. In addition, MFS has agreed in writing to bear the Pennsylvania Fund’s expenses such that “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.20% annually for each of Class A and Class B shares. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), and will continue until at least July 31, 2009.

Example of Expenses

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The examples assume that:

•	You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

•	Your investment has a 5% return each year and dividends and other distributions are reinvested; and

•

The fund’s operating expenses remain the same, except that the fund’s total operating expenses are assumed to be the fund’s “Net Expenses” for the period during which any written fee reductions are in effect (see “Expense Summary - Expense Table” above).

39

Although your actual costs may be higher or lower, under these assumptions your costs would be:

MFS Alabama Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$591	$846	$1,120	$1,900
B shares(1)
Assuming redemption at end of period	$598	$921	$1,269	$2,120
Assuming no redemption	$198	$621	$1,069	$2,120

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS Arkansas Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$568	$766	$981	$1,597
B shares(1)
Assuming redemption at end of period	$575	$842	$1,133	$1,829
Assuming no redemption	$175	$542	$933	$1,829

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS California Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$562	$745	$945	$1,519
B shares(1)
Assuming redemption at end of period	$568	$820	$1,097	$1,752
Assuming no redemption	$168	$520	$897	$1,752
C shares
Assuming redemption at end of period	$282	$563	$970	$2,105
Assuming no redemption	$182	$563	$970	$2,105

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

40

MFS Florida Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$578	$796	$1,032	$1,708
B shares(1)
Assuming redemption at end of period	$585	$873	$1,185	$1,938
Assuming no redemption	$185	$573	$985	$1,938

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS Georgia Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$599	$868	$1,156	$1,976
B shares(1)
Assuming redemption at end of period	$606	$943	$1,306	$2,195
Assuming no redemption	$206	$643	$1,106	$2,195

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS Maryland Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$588	$826	$1,083	$1,817
B shares(1)
Assuming redemption at end of period	$584	$869	$1,180	$1,956
Assuming no redemption	$184	$569	$980	$1,956

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS Massachusetts Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$595	$850	$1,124	$1,904
B shares(1)
Assuming redemption at end of period	$592	$894	$1,221	$2,042
Assuming no redemption	$192	$594	$1,021	$2,042

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

41

MFS Mississippi Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$565	$757	$965	$1,564
B shares(1)
Assuming redemption at end of period	$573	$836	$1,123	$1,804
Assuming no redemption	$173	$536	$923	$1,804

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS New York Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$587	$823	$1,078	$1,806
B shares(1)
Assuming redemption at end of period	$593	$897	$1,226	$2,027
Assuming no redemption	$193	$597	$1,026	$2,027
C shares
Assuming redemption at end of period	$293	$597	$1,026	$2,222
Assuming no redemption	$193	$597	$1,026	$2,222

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS North Carolina Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$593	$844	$1,113	$1,882
B shares(1)
Assuming redemption at end of period	$590	$888	$1,211	$2,021
Assuming no redemption	$190	$588	$1,011	$2,021
C shares
Assuming redemption at end of period	$290	$588	$1,011	$2,190
Assuming no redemption	$190	$588	$1,011	$2,190

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

42

MFS Pennsylvania Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$567	$776	$1,001	$1,647
B shares(1)
Assuming redemption at end of period	$574	$851	$1,154	$1,878
Assuming no redemption	$174	$551	$954	$1,878

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS South Carolina Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$592	$841	$1,108	$1,871
B shares(1)
Assuming redemption at end of period	$589	$885	$1,206	$2,010
Assuming no redemption	$189	$585	$1,006	$2,010

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS Tennessee Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$575	$787	$1,017	$1,675
B shares(1)
Assuming redemption at end of period	$571	$830	$1,113	$1,814
Assuming no redemption	$171	$530	$913	$1,814

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

43

MFS Virginia Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$589	$829	$1,088	$1,828
B shares(1)
Assuming redemption at end of period	$585	$873	$1,185	$1,967
Assuming no redemption	$185	$573	$985	$1,967
C shares
Assuming redemption at end of period	$285	$573	$985	$2,137
Assuming no redemption	$185	$573	$985	$2,137

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

MFS West Virginia Municipal Bond Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
A shares	$596	$853	$1,129	$1,915
B shares(1)
Assuming redemption at end of period	$593	$897	$1,226	$2,053
Assuming no redemption	$193	$597	$1,026	$2,053

(1)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

44

MANAGEMENT OF THE FUND

Investment Adviser

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing each fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

For the fiscal year ended March 31, 2008, each fund paid MFS an effective management fee equal to 0.30% of each fund’s average daily net assets. The management fee set forth in the Investment Advisory Agreement is 0.45% annually of each fund’s average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of each fund’s average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

In addition, MFS has agreed in writing to bear each fund’s expenses such that “Total Annual Fund Operating Expenses” do not exceed the following percentages annually of the average daily net assets for each of the following funds and classes:

	Class A	Class B	Class C
Maryland Fund	1.05%	1.70%	N/A
New York Fund	0.90%	1.65%	1.65%
North Carolina Fund	1.03%	1.68%	1.68%
South Carolina Fund	1.01%	1.66%	N/A
Tennessee Fund	1.04%	1.69%	N/A
Virginia Fund	0.99%	1.64%	1.64%
West Virginia Fund	1.00%	1.65%	N/A

These written agreements exclude interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), and will continue until at least July 31, 2009.

45

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in each fund’s annual report for the one year period that ends March 31.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $184 billion as of March 31, 2008.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The pending market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30, 2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans,

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disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Fund’s top 10 securities holdings as of each month’s end	14 days after month end
Fund’s full securities holdings as of each month’s end	24 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

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Portfolio Manager	Primary Role	Since	Title and Five Year History
Michael L. Dawson	Portfolio Manager	1999	Investment Officer of MFS; employed in the investment area of MFS since 1998.

Administrator

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

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DESCRIPTION OF SHARE CLASSES

Each fund offers Class A and Class B shares through this prospectus. In addition, the California, New York, North Carolina, and Virginia funds offer Class C shares through this prospectus.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., certain wrap accounts or fund supermarket investments). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge, and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions may not be available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you may have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge). In some cases, you may purchase Class A shares without an initial sales charge; in these cases, you will generally be subject to a 1% CDSC upon redemption within 12 months of your purchase.

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The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	Initial Sales Charge* As Percentage Of:
Amount of Purchase	Gross Purchase Amount (Offering Price*)	Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None **	None **

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

**	A 1% CDSC will generally apply to such purchases.

You pay no initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase if you purchased shares prior to September 1, 2008, and within 24 months of your purchase if you purchased shares on or after September 1, 2008.

Class B Shares. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

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Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

Program	Investments Eligible For:
	Waived Initial Sales Charge	Reduced Initial Sales Charge	Waived CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases.

**	Not available for Class A shares and limited for Class B and Class C shares.

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Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

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To establish a LOI, you may complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

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Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

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Linking Accounts For LOI And ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your current purchase of shares of an MFS fund with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

Eligible accounts that you may link under a LOI and ROA may include:

•	Individual accounts;

•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

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In order to link such accounts under a LOI or ROA, the broker/dealer at the time of your current purchase must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

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Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•	Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

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Automatic Exchange Plan. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

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Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, and Class C shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 1, 2007 with respect to Class B shares, or January 1, 2008 with respect to Class C shares, whichever is later, and reset annually thereafter). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•	Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

Calculation Of CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, a 1% CDSC on Class A shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

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Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, each fund pays distribution and service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, as well as shareholder servicing and account maintenance activities. These distribution and service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.10%	0.25%	0.35%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

For the Alabama, Arkansas, California, Florida, Georgia, Mississippi, New York and Pennsylvania funds:

•	The Class A distribution fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

For the Florida and Mississippi funds:

•	The Class A service fee is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

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For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the 0.25% service fee is not currently in effect but may be implemented on such date as the Board of Trustees may determine.

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For the Arkansas, California and Pennsylvania funds:

•	A portion of the Class A service fee equal to 0.10% is currently in effect; the remaining portion is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

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For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, a portion of the Class B service fee equal to 0.10% is currently in effect; the remaining portion is currently not in effect but may be implemented on such date as the Board of Trustees may determine.

Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or one of its affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from each fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from each fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

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Financial intermediaries may receive up front commissions of up to the following percentage amounts for sales of the following share classes:

Share Class	Up Front Commission as a Percentage of Offering Price
Class A	4.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

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HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES

You may purchase, redeem, and exchange shares of each fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form. Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. Each fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Each fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is generally $250. In addition, the minimum initial investment is $50 for automatic investment or exchange plans. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

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Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments except there is generally a $50 minimum for subsequent investments by check and through automatic exchange plans.

•	Additional Purchases Directly Through MFSC.

•	By Mail. You may purchase additional shares by mailing a check with the returnable portion of your statement to MFSC.

•	By Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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Electronically. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

•	By Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

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Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven days after a purchase. In certain circumstances, you may need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

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Redeeming Directly Through MFSC.

•	By Mail. To redeem shares by mail, you can send a letter to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed.

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By Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds wired to your bank account.

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Electronically. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

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Systematic Withdrawal Plan. For Class A, Class B, and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

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Checkwriting. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting may not be available for all accounts.

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

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Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund has the right to pay the redemption amount above such threshold by a distribution in-kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities may increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

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You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

The minimum exchange amount is generally $1,000 (generally $50 for exchanges made under the automatic exchange plan) or all the shares in an account. MFSC waives or lowers the minimum exchange amount for certain types of investors and investments.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s net asset values at the conclusion of the delay period.

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Specific Purchase and Exchange Limitation Policies. Under the MFS Funds’ purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders into an MFS fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in such MFS fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).

In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

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Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

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Financial Intermediary Purchase and Exchange Limitations. MFSC receives purchase, exchange and redemption orders through financial intermediaries. A financial intermediary’s policy restricting frequent trading may be more or less restrictive than the MFS funds’ policies, may permit certain transactions not permitted by the MFS funds’ policies, or prohibit transactions not subject to the MFS funds’ policies. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

MFSC believes that financial intermediaries are required to enforce the terms of the prospectus for each MFS fund for which they maintain an omnibus account with MFSC, including the MFS funds’ frequent trading policies. However, there is no assurance that each financial intermediary enforces the specific and/or general purchase and exchange limitations of the MFS funds’ frequent trading policies.

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Omnibus Accounts. MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies. MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading.

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In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary’s policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds’ two-exchange limit if MFSC determines that the financial intermediary’s policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the funds (“Adopted Financial Intermediary Policy”). If MFSC is relying on an Adopted Financial Intermediary Policy, MFSC will not typically request underlying shareholder data but will rely on the financial intermediary to monitor trading activity in good faith in accordance with its policy. In other circumstances where shareholders hold shares through a financial intermediary that does not enforce the MFS funds’ frequent trading policies and does not have its own policy to restrict frequent trading that MFSC determines is reasonably designed to identify and curtail trading activity that is not in the best interests if the funds (a “Non Adopted Policy”), MFSC may rely upon the financial intermediary to enforce its Non Adopted Policy (if any). MFSC expects to request underlying shareholder data from financial intermediaries with Non Adopted Policies more frequently than from financial intermediaries with Adopted Financial Intermediary Policies.

For omnibus accounts for which MFSC does not regularly receive underlying shareholder data, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. This review is based on MFSC’s internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. These parameters may change from time to time. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. MFSC will ordinarily review such data to detect suspicious trading activity and not to determine whether there have been violations of the two exchange limit. If frequent trading is identified, MFSC will take appropriate action, such as prohibiting purchases into the account, requiring purchases by mail, or prohibiting purchases from the financial intermediary.

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Limitations on the Ability to Detect and Curtail Frequent Trading Practices. Depending upon the composition of a fund’s shareholder accounts and the efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. MFSC’s ability to monitor and deter frequent trading in omnibus accounts ultimately depends on the capability and cooperation of the financial intermediary and the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. In certain instances, a financial intermediary may be unable to provide MFSC with information about underlying shareholder level activity. There is no assurance that MFSC will request data with sufficient frequency to detect or deter frequent trading in omnibus accounts effectively. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices.

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Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

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Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person. It is important that you contact MFSC immediately about any transactions you believe to be unauthorized.

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; and 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred.

Anti-Money Laundering Restrictions. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

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OTHER INFORMATION

Valuation

The price of each class of each fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the New York Stock Exchange (the Exchange) is open for trading as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the Exchange is closed (such as week-ends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when each fund does not price its shares, the value of the fund's assets may change when you will not be able to purchase or redeem shares.

To determine net asset value, each fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after

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the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investments. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

Each fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable

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to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

Each fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (Each fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

A fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the

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fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

State Tax Considerations. As long as the fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

The following discussion of state income tax considerations is very general and is directed at shareholders who are residents of the named state. Your distributions from the fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted. In order for any portion of a fund’s distributions to be exempt from state personal income tax in certain states, the fund and its investments must meet certain requirements that vary by state. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

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Alabama: For Alabama personal income tax purposes, distributions derived from interest on obligations of the State of Alabama and any of its political subdivisions and from interest on qualifying obligations issued by the United States and its agencies, instrumentalities, territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains and distributions derived from interest on obligations issued by non-Alabama issuers are generally subject to Alabama personal income tax.

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Arkansas: For Arkansas personal income tax purposes, distributions derived from interest on municipal instruments of Arkansas issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Arkansas personal income tax.

•	California: For California personal income tax purposes, distributions derived from interest on municipal instruments of

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California issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

•	Florida: Florida does not impose an individual income tax on Florida residents.

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Georgia: For Georgia personal income tax purposes, distributions derived from interest on municipal instruments of Georgia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Georgia personal income tax.

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Maryland: For Maryland personal income tax purposes, distributions derived from interest on municipal obligations of Maryland issuers and from interest on qualifying securities issued by the United States, its agencies and authorities and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Maryland personal income tax to the extent derived from municipal obligations of Maryland issuers and qualifying securities issued by the United States, its agencies and authorities. All other distributions may be taxable for Maryland personal income tax purposes.

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Massachusetts: For Massachusetts personal income tax purposes, distributions derived from interest on municipal instruments of Massachusetts issuers as well as any interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax; however distributions that are federally taxable as capital gains and are attributable to gains on municipal instruments of certain Massachusetts issuers are exempt from Massachusetts personal income tax.

•	Mississippi: For Mississippi personal income tax purposes, distributions derived from interest on municipal instruments of Mississippi issuers and from interest on qualifying securities issued

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by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Mississippi personal income tax.

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New York: For New York personal income tax purposes, distributions derived from interest on municipal instruments of New York issuers and from interest on qualifying securities issued by certain United States territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

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North Carolina: For North Carolina personal income tax purposes, distributions derived from interest on municipal instruments of North Carolina issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally taxable for North Carolina personal income tax purposes except to the extent derived from certain instruments specifically exempted by statute. All other distributions may be taxable for North Carolina personal income tax purposes.

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Pennsylvania: For Pennsylvania personal income tax purposes, distributions (which are treated for these purposes as dividends) derived from interest on municipal obligations of Pennsylvania issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions (which are treated for these purposes as dividends) that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania personal income tax.

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South Carolina: For South Carolina personal income tax purposes, distributions derived from interest on municipal instruments of South Carolina issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to South Carolina personal income tax.

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Tennessee: For Tennessee personal income tax purposes, distributions derived from interest on municipal instruments of Tennessee issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Tennessee personal income tax to the extent derived from municipal instruments of Tennessee issuers or qualifying securities issued by the United States or its territories and possessions. All other distributions may be taxable for Tennessee personal income tax purposes.

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Virginia: For Virginia personal income tax purposes, distributions derived from interest on municipal instruments of Virginia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Virginia personal income tax to the extent derived from municipal instruments of Virginia issuers or qualifying securities issued by the United States or its territories and possessions. All other distributions may be taxable for Virginia personal income tax purposes.

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West Virginia: For West Virginia personal income tax purposes, distributions derived from interest on municipal instruments of West Virginia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to West Virginia personal income tax.

Provision of Annual and Semiannual Reports and Prospectuses

Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund’s independent registered public accounting firm, whose report, together with each fund’s financial statements, are included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund’s independent registered public accounting firm is Deloitte & Touche LLP.

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Alabama Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.45	$10.47		$10.62	$10.88	$10.82

Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	(z)	$0.46	$0.48	$0.48
Net realized and unrealized gain (loss) on investments	(0.28)	(0.01	)(z)	(0.15)	(0.22)	0.06

Total from investment operations	$0.20	$0.48		$0.31	$0.26	$0.54

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.45)		$(0.46)	$(0.48)	$(0.48)
From net realized gain on investments	(0.02)	(0.05)		—	(0.04)	—

Total distributions declared to shareholders	$(0.48)	$(0.50)		$(0.46)	$(0.52)	$(0.48)

Net asset value, end of period	$10.17	$10.45		$10.47	$10.62	$10.88

Total return (%) (r)(s)(t)	2.03	4.66		2.97	2.40	5.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.40		1.33	1.21	1.17
Expenses after expense reductions (f)	1.09	1.15		1.08	0.96	0.96
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.82	0.86		0.87	0.84	0.88
Net investment income	4.67	4.70	(z)	4.37	4.46	4.38
Portfolio turnover	17	9		9	17	10
Net assets at end of period (000 omitted)	$71,315	$73,560		$74,204	$77,499	$80,704

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Alabama Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.45	$10.47		$10.62	$10.88	$10.82

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.41	(z)	$0.38	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.27)	(0.01	)(z)	(0.15)	(0.23)	0.07

Total from investment operations	$0.13	$0.40		$0.23	$0.17	$0.46

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.37)		$(0.38)	$(0.39)	$(0.40)
From net realized gain on investments	(0.02)	(0.05)		—	(0.04)	—

Total distributions declared to shareholders	$(0.41)	$(0.42)		$(0.38)	$(0.43)	$(0.40)

Net asset value, end of period	$10.17	$10.45		$10.47	$10.62	$10.88

Total return (%) (r)(s)(t)	1.27	3.88		2.20	1.63	4.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.15		2.08	1.96	1.91
Expenses after expense reductions (f)	1.84	1.90		1.83	1.71	1.71
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.57	1.61		1.62	1.59	1.63
Net investment income	3.92	3.93	(z)	3.61	3.71	3.63
Portfolio turnover	17	9		9	17	10
Net assets at end of period (000 omitted)	$8,555	$10,421		$13,443	$15,118	$17,339

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.21% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

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Arkansas Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.08	$10.04		$10.17	$10.41	$10.40

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.50	(z)	$0.45	$0.45	$0.45
Net realized and unrealized gain (loss) on investments	(0.25)	(0.01	)(z)	(0.13)	(0.23)	0.01

Total from investment operations	$0.21	$0.49		$0.32	$0.22	$0.46

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.45)		$(0.45)	$(0.46)	$(0.45)
From net realized gain on investments	(0.02)	—		—	—	—

Total distributions declared to shareholders	$(0.49)	$(0.45)		$(0.45)	$(0.46)	$(0.45)

Net asset value, end of period	$9.80	$10.08		$10.04	$10.17	$10.41

Total return (%) (r)(s)(t)	2.07	5.02		3.17	2.14	4.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.14		1.10	1.00	0.99
Expenses after expense reductions (f)	0.81	0.89		0.85	0.75	0.79
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.60	0.66		0.67	0.65	0.72
Net investment income	4.60	4.98	(z)	4.45	4.47	4.31
Portfolio turnover	9	10		10	13	19
Net assets at end of period (000 omitted)	$138,938	$127,477		$122,067	$127,075	$139,333

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Arkansas Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.09	$10.05		$10.18	$10.42	$10.41

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.43	(z)	$0.38	$0.38	$0.37
Net realized and unrealized gain (loss) on investments	(0.25)	(0.01	)(z)	(0.14)	(0.24)	0.01

Total from investment operations	$0.13	$0.42		$0.24	$0.14	$0.38

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)		$(0.37)	$(0.38)	$(0.37)
From net realized gain on investments	(0.02)	—		—	—	—

Total distributions declared to shareholders	$(0.41)	$(0.38)		$(0.37)	$(0.38)	$(0.37)

Net asset value, end of period	$9.81	$10.09		$10.05	$10.18	$10.42

Total return (%) (r)(s)(t)	1.30	4.21		2.39	1.37	3.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.91		1.87	1.76	1.80
Expenses after expense reductions (f)	1.56	1.66		1.62	1.51	1.60
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.36	1.43		1.44	1.41	1.53
Net investment income	3.86	4.21	(z)	3.68	3.71	3.50
Portfolio turnover	9	10		10	13	19
Net assets at end of period (000 omitted)	$6,727	$8,992		$10,648	$11,259	$12,554

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

80

California Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$5.88	$5.84		$5.88	$5.98	$5.96

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	(z)	$0.28	$0.29	$0.28
Net realized and unrealized gain (loss) on investments	(0.32)	0.03	(z)	(0.03)	(0.11)	0.02

Total from investment operations	$(0.06)	$0.30		$0.25	$0.18	$0.30

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)		$(0.28)	$(0.28)	$(0.28)
From net realized gain on investments	—	—		(0.01)	—	—

Total distributions declared to shareholders	$(0.26)	$(0.26)		$(0.29)	$(0.28)	$(0.28)

Net asset value, end of period	$5.56	$5.88		$5.84	$5.88	$5.98

Total return (%) (r)(s)(t)	(1.05)	5.30		4.22	3.14	5.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.11		1.09	0.97	0.96
Expenses after expense reductions (f)	0.74	0.86		0.84	0.72	0.76
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.55	0.60		0.63	0.61	0.67
Net investment income	4.46	4.66	(z)	4.69	4.91	4.71
Portfolio turnover	30	16		9	12	8
Net assets at end of period (000 omitted)	$339,099	$366,861		$291,656	$295,332	$314,108

81

California Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$5.88	$5.84		$5.88	$5.98	$5.96

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	(z)	$0.23	$0.25	$0.23
Net realized and unrealized gain (loss) on investments	(0.31)	0.03	(z)	(0.03)	(0.11)	0.03

Total from investment operations	$(0.10)	$0.26		$0.20	$0.14	$0.26

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.22)		$(0.23)	$(0.24)	$(0.24)
From net realized gain on investments	—	—		(0.01)	—	—

Total distributions declared to shareholders	$(0.22)	$(0.22)		$(0.24)	$(0.24)	$(0.24)

Net asset value, end of period	$5.56	$5.88		$5.84	$5.88	$5.98

Total return (%) (r)(s)(t)	(1.80)	4.51		3.44	2.38	4.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.88		1.85	1.70	1.76
Expenses after expense reductions (f)	1.50	1.62		1.60	1.45	1.56
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.31	1.37		1.39	1.34	1.47
Net investment income	3.70	3.91	(z)	3.94	4.17	3.91
Portfolio turnover	30	16		9	12	8
Net assets at end of period (000 omitted)	$31,239	$47,127		$58,338	$69,142	$85,106

82

California Fund – Class C

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$5.90	$5.86		$5.90	$6.00	$5.98

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	(z)	$0.23	$0.24	$0.23
Net realized and unrealized gain (loss) on investments	(0.31)	0.03	(z)	(0.04)	(0.11)	0.02

Total from investment operations	$(0.11)	$0.25		$0.19	$0.13	$0.25

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)		$(0.22)	$(0.23)	$(0.23)
From net realized gain on investments	—	—		(0.01)	—	—

Total distributions declared to shareholders	$(0.21)	$(0.21)		$(0.23)	$(0.23)	$(0.23)

Net asset value, end of period	$5.58	$5.90		$5.86	$5.90	$6.00

Total return (%) (r)(s)(t)	(1.93)	4.36		3.29	2.22	4.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	2.01		1.99	1.87	1.86
Expenses after expense reductions (f)	1.64	1.76		1.74	1.62	1.65
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.45	1.50		1.53	1.51	1.56
Net investment income	3.55	3.77	(z)	3.79	4.01	3.81
Portfolio turnover	30	16		9	12	8
Net assets at end of period (000 omitted)	$27,862	$30,492		$29,880	$33,162	$36,363

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

83

Florida Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.09	$10.05		$10.09	$10.24	$10.19

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.46	(z)	$0.45	$0.47	$0.47
Net realized and unrealized gain (loss) on investments	(0.47)	0.02	(z)	(0.04)	(0.15)	0.05

Total from investment operations	$(0.01)	$0.48		$0.41	$0.32	$0.52

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.44)		$(0.45)	$(0.47)	$(0.47)

Net asset value, end of period	$9.64	$10.09		$10.05	$10.09	$10.24

Total return (%) (r)(s)(t)	(0.08)	4.92		4.14	3.25	5.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.19		1.11	0.94	0.98
Expenses after expense reductions (f)	0.91	0.94		0.86	0.69	0.77
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.61	0.64		0.64	0.57	0.64
Net investment income	4.60	4.53	(z)	4.46	4.68	4.58
Portfolio turnover	7	9		17	18	31
Net assets at end of period (000 omitted)	$51,504	$63,590		$70,402	$69,082	$79,155

84

Florida Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.09	$10.05		$10.09	$10.24	$10.19

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	(z)	$0.38	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.45)	0.03	(z)	(0.04)	(0.16)	0.05

Total from investment operations	$(0.07)	$0.41		$0.34	$0.24	$0.44

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)		$(0.38)	$(0.39)	$(0.39)

Net asset value, end of period	$9.65	$10.09		$10.05	$10.09	$10.24

Total return (%) (r)(s)(t)	(0.73)	4.12		3.35	2.45	4.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.96		1.87	1.71	1.77
Expenses after expense reductions (f)	1.67	1.71		1.62	1.46	1.57
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.37	1.40		1.40	1.34	1.44
Net investment income	3.85	3.77	(z)	3.70	3.92	3.78
Portfolio turnover	7	9		17	18	31
Net assets at end of period (000 omitted)	$7,497	$10,906		$14,970	$18,382	$22,312

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

85

Georgia Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.83	$10.80		$10.99	$11.22	$11.17

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.47	(z)	$0.46	$0.48	$0.49
Net realized and unrealized gain (loss) on investments	(0.20)	0.01	(z)	(0.18)	(0.23)	0.05

Total from investment operations	$0.26	$0.48		$0.28	$0.25	$0.54

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.45)		$(0.47)	$(0.48)	$(0.49)

Net asset value, end of period	$10.64	$10.83		$10.80	$10.99	$11.22

Total return (%) (r)(s)(t)	2.43	4.55		2.53	2.27	4.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.47		1.39	1.24	1.20
Expenses after expense reductions (f)	1.16	1.22		1.14	0.99	0.99
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.88	0.93		0.93	0.88	0.91
Net investment income	4.29	4.37	(z)	4.22	4.35	4.35
Portfolio turnover	26	6		5	18	12
Net assets at end of period (000 omitted)	$49,477	$51,015		$51,681	$53,190	$55,659

86

Georgia Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.87	$10.84		$11.00	$11.23	$11.18

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	(z)	$0.41	$0.40	$0.40
Net realized and unrealized gain (loss) on investments	(0.20)	0.00	(w)(z)	(0.18)	(0.24)	0.06

Total from investment operations	$0.18	$0.40		$0.23	$0.16	$0.46

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)		$(0.39)	$(0.39)	$(0.41)

Net asset value, end of period	$10.68	$10.87		$10.84	$11.00	$11.23

Total return (%) (r)(s)(t)	1.67	3.77		2.05	1.51	4.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.22		2.14	1.99	1.94
Expenses after expense reductions (f)	1.91	1.97		1.89	1.74	1.74
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.63	1.68		1.68	1.63	1.66
Net investment income	3.54	3.63	(z)	3.72	3.60	3.60
Portfolio turnover	26	6		5	18	12
Net assets at end of period (000 omitted)	$6,780	$8,175		$9,816	$13,280	$16,759

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

87

Maryland Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.30	$11.27		$11.49	$11.74	$11.69

Income (loss) from investment operations
Net investment income (d)	$0.50	$0.50	(z)	$0.50	$0.52	$0.51
Net realized and unrealized gain (loss) on investments	(0.48)	0.04	(z)	(0.15)	(0.25)	0.06

Total from investment operations	$0.02	$0.54		$0.35	$0.27	$0.57

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.48)		$(0.50)	$(0.51)	$(0.52)
From net realized gain on investments	(0.02)	(0.03)		(0.07)	(0.01)	—

Total distributions declared to shareholders	$(0.49)	$(0.51)		$(0.57)	$(0.52)	$(0.52)

Net asset value, end of period	$10.83	$11.30		$11.27	$11.49	$11.74

Total return (%) (r)(s)(t)	0.15	4.88		3.06	2.36	4.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.29		1.19	1.14	1.17
Expenses after expense reductions (f)	1.01	1.04		0.94	0.89	0.96
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.88	0.91		0.94	0.89	0.96
Net investment income	4.46	4.48	(z)	4.38	4.48	4.35
Portfolio turnover	7	16		9	12	21
Net assets at end of period (000 omitted)	$103,894	$117,598		$115,307	$124,261	$138,201

88

Maryland Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005		2004
Net asset value, beginning of period	$11.29	$11.26		$11.49	$11.74		$11.68

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	(z)	$0.43	$0.44		$0.43
Net realized and unrealized gain (loss) on investments	(0.46)	0.03	(z)	(0.17)	(0.25)		0.07

Total from investment operations	$(0.04)	$0.46		$0.26	$0.19		$0.50

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)		$(0.42)	$(0.44)		$(0.44)
From net realized gain on investments	(0.02)	(0.03)		(0.07)	(0.00	) (w)	—

Total distributions declared to shareholders	$(0.42)	$(0.43)		$(0.49)	$(0.44)		$(0.44)

Net asset value, end of period	$10.83	$11.29		$11.26	$11.49		$11.74

Total return (%) (r)(s)(t)	(0.41)	4.21		2.30	1.69		4.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.95		1.84	1.79		1.81
Expenses after expense reductions (f)	1.66	1.70		1.59	1.54		1.61
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.53	1.56		1.59	1.54		1.61
Net investment income	3.81	3.83	(z)	3.72	3.83		3.70
Portfolio turnover	7	16		9	12		21
Net assets at end of period (000 omitted)	$12,153	$16,515		$21,011	$25,716		$31,697

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

89

Massachusetts Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.25	$11.22		$11.31	$11.52	$11.49

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.51	(z)	$0.48	$0.51	$0.51
Net realized and unrealized gain (loss) on investments	(0.26)	0.02	(z)	(0.05)	(0.22)	0.03

Total from investment operations	$0.18	$0.53		$0.43	$0.29	$0.54

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.47)		$(0.48)	$(0.50)	$(0.51)
From net realized gain on investments	(0.05)	(0.03)		(0.04)	—	—

Total distributions declared to shareholders	$(0.52)	$(0.50)		$(0.52)	$(0.50)	$(0.51)

Net asset value, end of period	$10.91	$11.25		$11.22	$11.31	$11.52

Total return (%) (r)(s)(t)	1.69	4.80		3.83	2.63	4.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.39		1.34	1.19	1.23
Expenses after expense reductions (f)	1.10	1.14		1.09	0.94	1.02
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.82	0.87		0.90	0.84	0.95
Net investment income	4.00	4.57	(z)	4.23	4.48	4.39
Portfolio turnover	20	5		10	11	14
Net assets at end of period (000 omitted)	$189,804	$189,049		$196,992	$210,103	$224,923

90

Massachusetts Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.27	$11.24		$11.33	$11.54	$11.51

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.44	(z)	$0.41	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	(0.26)	0.02	(z)	(0.05)	(0.21)	0.04

Total from investment operations	$0.11	$0.46		$0.36	$0.22	$0.47

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)		$(0.41)	$(0.43)	$(0.44)
From net realized gain on investments	(0.05)	(0.03)		(0.04)	–	–

Total distributions declared to shareholders	$(0.45)	$(0.43)		$(0.45)	$(0.43)	$(0.44)

Net asset value, end of period	$10.93	$11.27		$11.24	$11.33	$11.54

Total return (%) (r)(s)(t)	1.04	4.12		3.16	1.97	4.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.04		1.99	1.84	1.87
Expenses after expense reductions (f)	1.75	1.79		1.74	1.59	1.67
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.52		1.55	1.49	1.60
Net investment income	3.35	3.92	(z)	3.58	3.83	3.74
Portfolio turnover	20	5		10	11	14
Net assets at end of period (000 omitted)	$24,353	$31,415		$36,924	$40,766	$46,253

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.20% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

91

Mississippi Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$9.80	$9.73		$9.82	$10.02	$10.02

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.45	(z)	$0.44	$0.46	$0.46
Net realized and unrealized gain (loss) on investments	(0.23)	0.05	(z)	(0.09)	(0.19)	0.01

Total from investment operations	$0.21	$0.50		$0.35	$0.27	$0.47

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.43)		$(0.44)	$(0.47)	$(0.47)

Net asset value, end of period	$9.58	$9.80		$9.73	$9.82	$10.02

Total return (%) (r)(s)(t)	2.21	5.20		3.59	2.76	4.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.11		1.07	0.93	0.82
Expenses after expense reductions (f)	0.78	0.86		0.82	0.68	0.62
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.56	0.62		0.64	0.58	0.62
Net investment income	4.51	4.59	(z)	4.48	4.70	4.61
Portfolio turnover	13	12		9	19	12
Net assets at end of period (000 omitted)	$80,893	$75,470		$75,597	$79,574	$82,507

92

Mississippi Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$9.81	$9.74		$9.84	$10.03	$10.04

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	(z)	$0.37	$0.39	$0.38
Net realized and unrealized gain (loss) on investments	(0.22)	0.04	(z)	(0.10)	(0.19)	(0.01	)(g)

Total from investment operations	$0.14	$0.42		$0.27	$0.20	$0.37

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)		$(0.37)	$(0.39)	$(0.38)

Net asset value, end of period	$9.59	$9.81		$9.74	$9.84	$10.03

Total return (%) (r)(s)(t)	1.43	4.41		2.71	2.08	3.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.87		1.83	1.70	1.64
Expenses after expense reductions (f)	1.55	1.62		1.58	1.45	1.44
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.33	1.38		1.40	1.35	1.44
Net investment income	3.75	3.83	(z)	3.72	3.93	3.79
Portfolio turnover	13	12		9	19	12
Net assets at end of period (000 omitted)	$8,169	$9,408		$10,465	$11,544	$13,177

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.07% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

93

New York Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.15	$11.13		$11.30	$11.53	$11.49

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.52	(z)	$0.49	$0.51	$0.51
Net realized and unrealized gain (loss) on investments	(0.26)	0.03	(z)	(0.12)	(0.24)	0.04

Total from investment operations	$0.20	$0.55		$0.37	$0.27	$0.55

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.48)		$(0.49)	$(0.50)	$(0.51)
From net realized gain on investments	(0.05)	(0.05)		(0.05)	–	–

Total distributions declared to shareholders	$(0.53)	$(0.53)		$(0.54)	$(0.50)	$(0.51)

Net asset value, end of period	$10.82	$11.15		$11.13	$11.30	$11.53

Total return (%) (r)(s)(t)	1.84	5.07		3.30	2.45	4.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.32		1.28	1.14	1.13
Expenses after expense reductions (f)	1.00	1.06		1.03	0.89	0.93
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.77	0.82		0.85	0.79	0.86
Net investment income	4.16	4.66	(z)	4.36	4.47	4.39
Portfolio turnover	22	8		12	20	13
Net assets at end of period (000 omitted)	$126,126	$118,924		$118,476	$125,861	$131,642

94

New York Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.11	$11.09		$11.27	$11.49	$11.45

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.43	(z)	$0.41	$0.42	$0.42
Net realized and unrealized gain (loss) on investments	(0.25)	0.04	(z)	(0.14)	(0.22)	0.04

Total from investment operations	$0.13	$0.47		$0.27	$0.20	$0.46

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)		$(0.40)	$(0.42)	$(0.42)
From net realized gain on investments	(0.05)	(0.05)		(0.05)	–	–

Total distributions declared to shareholders	$(0.45)	$(0.45)		$(0.45)	$(0.42)	$(0.42)

Net asset value, end of period	$10.79	$11.11		$11.09	$11.27	$11.49

Total return (%) (r)(s)(t)	1.15	4.29		2.43	1.77	4.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.07		2.03	1.89	1.87
Expenses after expense reductions (f)	1.75	1.82		1.78	1.64	1.67
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.52	1.57		1.60	1.54	1.60
Net investment income	3.43	3.91	(z)	3.61	3.70	3.62
Portfolio turnover	22	8		12	20	13
Net assets at end of period (000 omitted)	$20,053	$25,654		$30,046	$35,328	$41,509

95

New York Fund – Class C

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.13	$11.11		$11.29	$11.51	$11.47

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.43	(z)	$0.41	$0.42	$0.42
Net realized and unrealized gain (loss) on investments	(0.24)	0.04	(z)	(0.14)	(0.22)	0.04

Total from investment operations	$0.13	$0.47		$0.27	$0.20	$0.46

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)		$(0.40)	$(0.42)	$(0.42)
From net realized gain on investments	(0.05)	(0.05)		(0.05)	–	–

Total distributions declared to shareholders	$(0.45)	$(0.45)		$(0.45)	$(0.42)	$(0.42)

Net asset value, end of period	$10.81	$11.13		$11.11	$11.29	$11.51

Total return (%) (r)(s)(t)	1.16	4.29		2.43	1.78	4.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.07		2.03	1.89	1.87
Expenses after expense reductions (f)	1.75	1.82		1.78	1.64	1.67
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.52	1.57		1.60	1.54	1.60
Net investment income	3.40	3.92	(z)	3.61	3.72	3.63
Portfolio turnover	22	8		12	20	13
Net assets at end of period (000 omitted)	$19,855	$15,822		$17,064	$19,730	$21,907

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.22% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

96

North Carolina Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.86	$11.85		$11.99	$12.30	$12.24

Income (loss) from investment operations
Net investment income (d)	$0.52	$0.51	(z)	$0.51	$0.53	$0.53
Net realized and unrealized gain (loss) on investments	(0.42)	0.03	(z)	(0.09)	(0.27)	0.07

Total from investment operations	$0.10	$0.54		$0.42	$0.26	$0.60

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.50)		$(0.51)	$(0.53)	$(0.53)
From net realized gain on investments	(0.04)	(0.03)		(0.05)	(0.04)	(0.01)

Total distributions declared to shareholders	$(0.52)	$(0.53)		$(0.56)	$(0.57)	$(0.54)

Net asset value, end of period	$11.44	$11.86		$11.85	$11.99	$12.30

Total return (%) (r)(s)(t)	0.83	4.60		3.49	2.15	5.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.36		1.32	1.10	1.12
Expenses after expense reductions (f)	1.07	1.11		1.08	0.85	0.92
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.81	0.86		0.89	0.85	0.92
Net investment income	4.48	4.34	(z)	4.24	4.38	4.30
Portfolio turnover	17	12		8	9	9
Net assets at end of period (000 omitted)	$257,884	$268,108		$270,124	$279,875	$305,185

97

North Carolina Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.84	$11.83		$11.98	$12.29	$12.23

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.44	(z)	$0.43	$0.45	$0.45
Net realized and unrealized gain (loss) on investments	(0.43)	0.02	(z)	(0.10)	(0.27)	0.07

Total from investment operations	$0.02	$0.46		$0.33	$0.18	$0.52

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)		$(0.43)	$(0.45)	$(0.45)
From net realized gain on investments	(0.04)	(0.03)		(0.05)	(0.04)	(0.01)

Total distributions declared to shareholders	$(0.44)	$(0.45)		$(0.48)	$(0.49)	$(0.46)

Net asset value, end of period	$11.42	$11.84		$11.83	$11.98	$12.29

Total return (%) (r)(s)(t)	0.17	3.93		2.73	1.49	4.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.01		1.98	1.75	1.76
Expenses after expense reductions (f)	1.72	1.76		1.73	1.50	1.56
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.47	1.51		1.54	1.50	1.56
Net investment income	3.83	3.70	(z)	3.59	3.72	3.64
Portfolio turnover	17	12		8	9	9
Net assets at end of period (000 omitted)	$21,537	$26,520		$32,610	$40,251	$50,363

98

North Carolina Fund – Class C

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.85	$11.84		$11.98	$12.29	$12.23

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.44	(z)	$0.43	$0.45	$0.45
Net realized and unrealized gain (loss) on investments	(0.43)	0.02	(z)	(0.09)	(0.27)	0.07

Total from investment operations	$0.02	$0.46		$0.34	$0.18	$0.52

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)		$(0.43)	$(0.45)	$(0.45)
From net realized gain on investments	(0.04)	(0.03)		(0.05)	(0.04)	(0.01)

Total distributions declared to shareholders	$(0.44)	$(0.45)		$(0.48)	$(0.49)	$(0.46)

Net asset value, end of period	$11.43	$11.85		$11.84	$11.98	$12.29

Total return (%) (r)(s)(t)	0.17	3.93		2.82	1.49	4.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.01		1.98	1.76	1.77
Expenses after expense reductions (f)	1.72	1.76		1.73	1.51	1.57
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.47	1.51		1.54	1.51	1.57
Net investment income	3.83	3.69	(z)	3.61	3.76	3.67
Portfolio turnover	17	12		8	9	9
Net assets at end of period (000 omitted)	$30,946	$33,152		$32,223	$32,897	$35,256

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.16% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

99

Pennsylvania Fund – Class A

	Years Ended 3/31
	2008		2007		2006	2005	2004
Net asset value, beginning of period	$10.24		$10.15		$10.17	$10.31	$10.21

Income (loss) from investment operations
Net investment income (d)	$0.44		$0.45	(z)	$0.43	$0.44	$0.42
Net realized and unrealized gain (loss) on investments	(0.36)		0.06	(z)	(0.02)	(0.14)	0.10

Total from investment operations	$0.08		$0.51		$0.41	$0.30	$0.52

Less distributions declared to shareholders
From net investment income	$(0.42)		$(0.42)		$(0.43)	$(0.44)	$(0.42)
From net realized gain on investments	(0.00	)(w)	—		—	—	—

Net asset value, end of period	$9.90		$10.24		$10.15	$10.17	$10.31

Total return (%) (r)(s)(t)	0.87		5.17		4.08	2.97	5.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11		1.18		1.13	1.03	1.05
Expenses after expense reductions (f)	0.80		0.82		0.77	0.69	0.75
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.60		0.60		0.60	0.60	0.64
Net investment income	4.32		4.45	(z)	4.24	4.33	4.12
Portfolio turnover	17		9		9	20	24
Net assets at end of period (000 omitted)	$77,866		$73,813		$74,429	$67,942	$75,083

100

Pennsylvania Fund – Class B

	Years Ended 3/31
	2008		2007		2006	2005	2004
Net asset value, beginning of period	$10.27		$10.18		$10.20	$10.34	$10.24

Income (loss) from investment operations
Net investment income (d)	$0.36		$0.38	(z)	$0.36	$0.36	$0.34
Net realized and unrealized gain (loss) on investments	(0.35)		0.06	(z)	(0.03)	(0.14)	0.10

Total from investment operations	$0.01		$0.44		$0.33	$0.22	$0.44

Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.35)		$(0.35)	$(0.36)	$(0.34)
From net realized gain on investments	(0.00	)(w)	—		—	—	—

Net asset value, end of period	$9.93		$10.27		$10.18	$10.20	$10.34

Total return (%) (r)(s)(t)	0.11		4.37		3.30	2.19	4.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86		1.94		1.89	1.80	1.85
Expenses after expense reductions (f)	1.56		1.58		1.53	1.46	1.55
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.36		1.36		1.36	1.37	1.44
Net investment income	3.56		3.69	(z)	3.49	3.56	3.32
Portfolio turnover	17		9		9	20	24
Net assets at end of period (000 omitted)	$28,848		$33,849		$38,642	$41,455	$48,480

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.15% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

101

South Carolina Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$12.29	$12.25		$12.36	$12.61	$12.53

Income (loss) from investment operations
Net investment income (d)	$0.53	$0.55	(z)	$0.54	$0.56	$0.55
Net realized and unrealized gain (loss) on investments	(0.45)	0.00	(w)(z)	(0.11)	(0.25)	0.10

Total from investment operations	$0.08	$0.55		$0.43	$0.31	$0.65

Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.51)		$(0.54)	$(0.56)	$(0.57)

Net asset value, end of period	$11.85	$12.29		$12.25	$12.36	$12.61

Total return (%) (r)(s)(t)	0.62	4.57		3.48	2.52	5.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.37		1.34	1.23	1.21
Expenses after expense reductions (f)	1.06	1.12		1.09	0.98	1.01
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.85	0.89		0.92	0.89	0.94
Net investment income	4.36	4.45	(z)	4.35	4.50	4.39
Portfolio turnover	13	10		13	15	16
Net assets at end of period (000 omitted)	$134,422	$135,766		$131,167	$130,342	$137,911

102

South Carolina Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$12.29	$12.24		$12.36	$12.60	$12.52

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	(z)	$0.46	$0.48	$0.47
Net realized and unrealized gain (loss) on investments	(0.46)	0.01	(z)	(0.12)	(0.24)	0.10

Total from investment operations	$(0.01)	$0.48		$0.34	$0.24	$0.57

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.43)		$(0.46)	$(0.48)	$(0.49)

Net asset value, end of period	$11.84	$12.29		$12.24	$12.36	$12.60

Total return (%) (r)(s)(t)	(0.12)	3.98		2.73	1.94	4.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	2.02		1.99	1.88	1.86
Expenses after expense reductions (f)	1.71	1.77		1.74	1.63	1.66
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.50	1.54		1.57	1.54	1.59
Net investment income	3.71	3.80	(z)	3.70	3.85	3.74
Portfolio turnover	13	10		13	15	16
Net assets at end of period (000 omitted)	$15,496	$20,679		$26,214	$31,032	$36,817

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

103

Tennessee Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.58	$10.56		$10.71	$10.96	$10.90

Income (loss) from investment operations
Net investment income (d)	$0.48	$0.47	(z)	$0.45	$0.45	$0.45
Net realized and unrealized gain (loss) on investments	(0.34)	(0.01	)(z)	(0.12)	(0.18)	0.06

Total from investment operations	$0.14	$0.46		$0.33	$0.27	$0.51

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.44)		$(0.44)	$(0.44)	$(0.45)
From net realized gain on investments	(0.03)	(0.00	)(w)	(0.04)	(0.08)	—

Total distributions declared to shareholders	$(0.47)	$(0.44)		$(0.48)	$(0.52)	$(0.45)

Net asset value, end of period	$10.25	$10.58		$10.56	$10.71	$10.96

Total return (%) (r)(s)(t)	1.38	4.43		3.13	2.53	4.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.17		1.19	1.16	1.14
Expenses after expense reductions (f)	0.88	0.92		0.94	0.91	0.94
Net investment income	4.61	4.44	(z)	4.17	4.16	4.08
Portfolio turnover	26	15		5	11	19
Net assets at end of period (000 omitted)	$101,028	$99,302		$98,825	$104,837	$118,990

104

Tennessee Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$10.57	$10.56		$10.70	$10.95	$10.89

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.40	(z)	$0.38	$0.38	$0.38
Net realized and unrealized gain (loss) on investments	(0.34)	(0.02	)(z)	(0.11)	(0.18)	0.06

Total from investment operations	$0.07	$0.38		$0.27	$0.20	$0.44

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)		$(0.37)	$(0.37)	$(0.38)
From net realized gain on investments	(0.03)	(0.00	)(w)	(0.04)	(0.08)	—

Total distributions declared to shareholders	$(0.40)	$(0.37)		$(0.41)	$(0.45)	$(0.38)

Net asset value, end of period	$10.24	$10.57		$10.56	$10.70	$10.95

Total return (%) (r)(s)(t)	0.72	3.66		2.56	1.87	4.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.82		1.84	1.81	1.79
Expenses after expense reductions (f)	1.53	1.57		1.59	1.56	1.59
Net investment income	3.93	3.78	(z)	3.52	3.51	3.43
Portfolio turnover	26	15		5	11	19
Net assets at end of period (000 omitted)	$9,983	$12,924		$17,217	$20,689	$24,306

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.27% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

105

Virginia Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.43	$11.41		$11.52	$11.73	$11.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$(0.51	)(z)	$0.51	$0.53	$0.53
Net realized and unrealized gain (loss) on investments	(0.38)	(0.00	)(w)(z)	(0.12)	(0.21)	0.12

Total from investment operations	$0.15	$(0.51)		$0.39	$0.32	$0.65

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.49)		$(0.50)	$(0.53)	$(0.53)
From net realized gain on investments	(0.03)	(0.00	)(w)	—	—	—

Total distributions declared to shareholders	$(0.51)	$(0.49)		$(0.50)	$(0.53)	$(0.53)

Net asset value, end of period	$11.07	$11.43		$11.41	$11.52	$11.73

Total return (%) (r)(s)(t)	1.34	4.57		3.45	2.83	5.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.32		1.30	1.10	1.13
Expenses after expense reductions (f)	1.02	1.07		1.05	0.85	0.93
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.82	0.87		0.90	0.85	0.93
Net investment income	4.72	4.51	(z)	4.38	4.63	4.53
Portfolio turnover	27	8		13	11	11
Net assets at end of period (000 omitted)	$257,133	$269,068		$277,633	$285,185	$301,218

106

Virginia Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.42	$11.40		$11.51	$11.72	$11.60

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.44	(z)	$0.43	$0.46	$0.45
Net realized and unrealized gain (loss) on investments	(0.38)	(0.00	)(w)(z)	(0.11)	(0.21)	0.12

Total from investment operations	$0.08	$0.44		$0.32	$0.25	$0.57

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)		$(0.43)	$(0.46)	$(0.45)
From net realized gain on investments	(0.03)	(0.00	)(w)	—	—	—

Total distributions declared to shareholders	$(0.44)	$(0.42)		$(0.43)	$(0.46)	$(0.45)

Net asset value, end of period	$11.06	$11.42		$11.40	$11.51	$11.72

Total return (%) (r)(s)(t)	0.68	3.89		2.78	2.16	5.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.97		1.95	1.75	1.77
Expenses after expense reductions (f)	1.67	1.72		1.70	1.50	1.57
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.47	1.52		1.55	1.50	1.57
Net investment income	4.07	3.87	(z)	3.73	3.98	3.88
Portfolio turnover	27	8		13	11	11
Net assets at end of period (000 omitted)	$9,941	$12,545		$16,885	$19,637	$23,564

107

Virginia Fund – Class C

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.43	$11.41		$11.52	$11.72	$11.61

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.44	(z)	$0.43	$0.46	$0.45
Net realized and unrealized gain (loss) on investments	(0.39)	(0.00	)(w)(z)	(0.11)	(0.20)	0.11

Total from investment operations	$0.07	$0.44		$0.32	$0.26	$0.56

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)		$(0.43)	$(0.46)	$(0.45)
From net realized gain on investments	(0.03)	(0.00	)(w)	—	—	—

Total distributions declared to shareholders	$(0.44)	$(0.42)		$(0.43)	$(0.46)	$(0.45)

Net asset value, end of period	$11.06	$11.43		$11.41	$11.52	$11.72

Total return (%) (r)(s)(t)	0.59	3.89		2.78	2.25	4.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.97		1.95	1.75	1.77
Expenses after expense reductions (f)	1.67	1.72		1.70	1.50	1.57
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.47	1.52		1.55	1.50	1.57
Net investment income	4.06	3.86	(z)	3.72	3.98	3.88
Portfolio turnover	27	8		13	11	11
Net assets at end of period (000 omitted)	$15,105	$12,377		$12,995	$12,208	$13,338

Any	redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(w)	Per share amount was less than $0.01.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

108

West Virginia Fund – Class A

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.45	$11.47		$11.58	$11.82	$11.77

Income (loss) from investment operations
Net investment income (d)	$0.49	$0.51	(z)	$0.48	$0.51	$0.51
Net realized and unrealized gain (loss) on investments	(0.45)	0.01	(z)	(0.11)	(0.25)	0.05

Total from investment operations	$0.04	$0.52		$0.37	$0.26	$0.56

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.47)		$(0.48)	$(0.50)	$(0.51)
From net realized gain on investments	(0.01)	(0.07)		—	—	—

Total distributions declared to shareholders	$(0.48)	$(0.54)		$(0.48)	$(0.50)	$(0.51)

Net asset value, end of period	$11.01	$11.45		$11.47	$11.58	$11.82

Total return (%) (r)(s)(t)	0.35	4.59		3.21	2.28	4.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.40		1.34	1.25	1.21
Expenses after expense reductions (f)	1.10	1.15		1.09	1.00	1.01
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.85	0.89		0.92	0.89	0.93
Net investment income	4.33	4.41	(z)	4.16	4.35	4.33
Portfolio turnover	14	13		7	14	17
Net assets at end of period (000 omitted)	$124,948	$129,974		$134,416	$134,459	$140,599

109

West Virginia Fund – Class B

	Years Ended 3/31
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$11.44	$11.46		$11.58	$11.82	$11.76

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	(z)	$0.41	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	(0.44)	0.01	(z)	(0.13)	(0.24)	0.06

Total from investment operations	$(0.02)	$0.44		$0.28	$0.19	$0.49

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.39)		$(0.40)	$(0.43)	$(0.43)
From net realized gain on investments	(0.01)	(0.07)		—	—	—

Total distributions declared to shareholders	$(0.41)	$(0.46)		$(0.40)	$(0.43)	$(0.43)

Net asset value, end of period	$11.01	$11.44		$11.46	$11.58	$11.82

Total return (%) (r)(s)(t)	(0.21)	3.92		2.45	1.62	4.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.06		1.99	1.90	1.86
Expenses after expense reductions (f)	1.75	1.80		1.74	1.65	1.66
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.50	1.55		1.57	1.54	1.58
Net investment income	3.69	3.76	(z)	3.51	3.71	3.68
Portfolio turnover	14	13		7	14	17
Net assets at end of period (000 omitted)	$8,096	$10,087		$12,388	$14,334	$17,744

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Total returns do not include any applicable sales charges.

(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.25% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

110

MFS Municipal Series Trust

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of each Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Municipal Series Trust, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about each fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on each fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated August 1, 2008, provides more detailed information about each fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116-3741

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE

Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about each fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

Each fund’s Investment Company Act file number is 811-4096.

Statement of Additional Information August 1, 2008

MFS® Alabama Municipal Bond Fund

MFS® Arkansas Municipal Bond Fund

MFS® California Municipal Bond Fund

MFS® Florida Municipal Bond Fund

MFS® Georgia Municipal Bond Fund

MFS® Maryland Municipal Bond Fund

MFS® Massachusetts Municipal Bond Fund

MFS® Mississippi Municipal Bond Fund

MFS® New York Municipal Bond Fund

MFS® North Carolina Municipal Bond Fund

MFS® Pennsylvania Municipal Bond Fund

MFS® South Carolina Municipal Bond Fund

MFS® Tennessee Municipal Bond Fund

MFS® Virginia Municipal Bond Fund

MFS® West Virginia Municipal Bond Fund

Each a Series of MFS Municipal Series Trust

500 Boylston Street, Boston, MA 02116

MST-SAI-8/08

This Statement of Additional Information (“SAI”) contains additional information about each Fund and should be read in conjunction with each Fund’s Prospectus dated August 1, 2008. Each Fund’s financial statements are incorporated into this SAI by reference to each Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of each Fund’s Prospectus and Annual Report without charge by contacting each Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number). This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to each Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to each Fund.

DEFINITIONS

“Funds’’ – MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund.

“Trust” – MFS Municipal Series Trust, a Massachusetts business trust organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust (prior to August 27, 1993), MFS Managed Multi-State Municipal Bond Trust (prior to August 3, 1992), and MFS Managed Multi-State Tax-Exempt Trust (prior to August 12, 1988).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Funds, dated August 1, 2008, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Funds

Each Fund is a diversified series of the Trust, except MFS Arkansas Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. The Trust is an open-end management investment company.

Part - 1 - 1

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by each Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of each Fund (the “Custodian”). The Custodian is responsible for safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Fund’s investments, serving as each Fund’s foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at

Part - 1 - 2

73 Tremont Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for each Fund and calculating the daily net asset value of each class of shares of each Fund. Each Fund may invest in securities of the Custodian and its affiliates and may deal with the Custodian and its affiliates as principal in securities transactions.

Each Fund has an expense offset arrangement that reduces each Fund’s custodian fees based upon the amount of cash maintained by each Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of each Fund’s shares are set forth in Appendix E to this Part I.

Distribution Plan Payments

Payments made by each Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix E to Part II of this SAI.

Investment Restrictions

Each Fund has adopted certain investment restrictions which are described in Appendix F of Part II of this SAI.

Part - 1 - 3

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund’s most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings.

Each Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2008, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund’s Annual Report accompanies this SAI.

ADDITIONAL INFORMATION CONCERNING THE STATES

Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix G to this SAI Part I.

Part - 1 - 4

PART I – APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees from AL Fund(1)	Fees from AR Fund(1)	Fees from CA Fund(1)	Fees from FL Fund(1)	Fees from GA Fund(1)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$300	$496	$1,015	$298	$296
Lawrence H. Cohn, M.D	$297	$491	$1,000	$296	$294
David H. Gunning	$312	$515	$1,073	$309	$304
William R. Gutow	$298	$492	$1,004	$297	$294
Michael Hegarty	$297	$492	$1,001	$296	$294
J. Atwood Ives	$353	$580	$1,272	$347	$334
Lawrence T. Perera	$295	$489	$993	$295	$293
J. Dale Sherratt	$326	$537	$1,143	$323	$315
Laurie J. Thomsen	$312	$516	$1,075	$309	$305
Robert W. Uek	$315	$520	$1,090	$312	$307

Part - 1 - A - 1

Name and Position	Fees from MD Fund(1)	Fees from MA Fund(1)	Fees from MS Fund(1)	Fees from NY Fund(1)	Fees from NC Fund(1)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$495	$984	$300	$500	$1,000
Lawrence H. Cohn, M.D	$491	$976	$297	$494	$989
David H. Gunning	$514	$1,016	$312	$523	$1,047
William R. Gutow	$492	$978	$298	$496	$992
Michael Hegarty	$491	$977	$297	$495	$990
J. Atwood Ives	$579	$1,125	$354	$601	$1,205
Lawrence T. Perera	$489	$973	$296	$492	$984
J. Dale Sherratt	$537	$1,054	$326	$550	$1,102
Laurie J. Thomsen	$515	$1,017	$313	$524	$1,048
Robert W. Uek	$520	$1,025	$316	$529	$1,060

Name and Position	Fees from PA Fund(1)	Fees from SC Fund(1)	Fees from TN Fund(1)	Fees from VA Fund(1)	Fees from WV Fund(1)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$491	$499	$492	$995	$496
Lawrence H. Cohn, M.D	$487	$493	$488	$985	$491
David H. Gunning	$506	$521	$508	$1,037	$516
William R. Gutow	$488	$495	$489	$988	$493
Michael Hegarty	$488	$494	$488	$986	$492
J. Atwood Ives	$558	$596	$562	$1,180	$584
Lawrence T. Perera	$486	$491	$486	$980	$489
J. Dale Sherratt	$524	$547	$527	$1,087	$540
Laurie J. Thomsen	$507	$522	$508	$1,039	$517
Robert W. Uek	$511	$527	$512	$1,049	$522

Part - 1 - A - 2

Name and Position	Retirement Benefits Accrued as Part of Fund Expense	Total Fees from Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A
Robert C. Pozen	N/A	N/A
Non-Interested Trustees
Robert E. Butler	N/A	$229,619
Lawrence H. Cohn, M.D	$0 from all state funds	$228,509
David H. Gunning	N/A	$248,508
William R. Gutow	N/A	$228,509
Michael Hegarty	N/A	$226,509
J. Atwood Ives	$0 from all state funds	$302,509
Lawrence T. Perera	$0 from all state funds	$226,953
J. Dale Sherratt	$0 from all state funds	$268,507
Laurie J. Thomsen	N/A	$248,508
Robert W. Uek	N/A	$254,142

(1)	For the fiscal year ended March 31, 2008.

(2)	Information provided is for calendar year 2007. Each Trustee receiving compensation served as Trustee of 98 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2007 of approximately $106 billion).

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

Part - 1 - A - 3

Committees

The Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.	Butler*, Gutow*, Sherratt*, Thomsen*, and Uek*

Part - 1 - A - 4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
COMPLIANCE AND GOVERNANCE COMMITTEE	7	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Gunning*, Gutow*, and Sherratt*

CONTRACTS REVIEW COMMITTEE	4	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Butler, Cohn, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt, Thomsen, and Uek)

Part - 1 - A - 5

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
NOMINATION AND COMPENSATION COMMITTEE	1	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.	All Independent Trustees of the Board (Butler, Cohn, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt, Thomsen, and Uek)

Part - 1 - A - 6

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	7	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	Cohn*, Gunning*, Hegarty*, and Perera*

Part - 1 - A - 7

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PRICING COMMITTEE	7	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Hegarty*, Perera*, Thomsen*, and Uek*

Part - 1 - A - 8

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
SERVICES CONTRACTS COMMITTEE	8	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	Butler*, Gunning*, Sherratt*, Thomsen*, and Uek*

(1)	The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*	Non-interested or independent Trustees. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

Part - 1 - A - 9

PART I – APPENDIX B

SHARE OWNERSHIP

Ownership By Trustees and Officers

As of June 30, 2008, the current Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee invest on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s Trustee fees in shares of the MFS funds overseen by such Trustee. The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2007.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $225,000

E. Over $225,000

Part - 1 - B - 1

Name of Trustee	Dollar Range of Equity Securities in the State Municipal Funds	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	E
Robert C. Pozen	N	E
Non-Interested Trustees
Robert E. Butler	N	E
Lawrence H. Cohn, M.D	Massachusetts Fund: D All Other State Funds: N	E
David H. Gunning	N	E
William R. Gutow	N	E
Michael Hegarty	N	E
J. Atwood Ives	N	E
Lawrence T. Perera	N	E
J. Dale Sherratt	Massachusetts Fund: A All Other State Funds: N	E
Laurie J. Thomsen	N	E
Robert W. Uek	N	E

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s shares (all share classes taken together) as of June 30, 2008. All holdings are of record unless otherwise indicated.

Name and Address of Investor	Percentage Ownership
N/A	N/A

5% or Greater Ownership of Share Class

The following table identifies those investors who own 5% or more of any class of the Fund’s shares as of June 30, 2008. All holdings are of record unless otherwise indicated.

Part - 1 - B - 2

Name and Address of Investor	Percentage Ownership
Citigroup Global Markets, Inc. Surpas House Account ATTN: Cindy Tempesta 333 West 34th Street, 7th Floor New York, NY 10001-2402

22.87% of Alabama Fund Class A Shares

11.78% of Alabama Fund Class B Shares

5.27% of Arkansas Fund Class A Shares

8.37% of California Fund Class A Shares

11.35% of California Fund Class B Shares

5.79% of California Fund Class C Shares

8.20% of Florida Fund Class A Shares

15.82% of Florida Fund Class B Shares

14.07% of Georgia Fund Class A Shares

12.98% of Maryland Fund Class A Shares

7.03% of Maryland Fund Class B Shares

5.79% of Mississippi Fund Class B Shares

12.19% of New York Fund Class A Shares

6.78% of New York Fund Class B Shares

9.33% of New York Fund Class C Shares

8.81% of North Carolina Fund Class A Shares

5.63% of North Carolina Fund Class B Shares

9.02% of North Carolina Fund Class C Shares

7.76% of Pennsylvania Fund Class B Shares

13.96% of South Carolina Fund Class A Shares

26.35% of South Carolina Fund Class B Shares

6.68% of Tennessee Fund Class A Shares

8.68% of Tennessee Fund Class B Shares

8.81% of Virginia Fund Class A Shares

12.98% of Virginia Fund Class B Shares

11.39% of Virginia Fund Class C Shares

15.09% of West Virginia Fund Class A Shares

9.03% of West Virginia Fund Class B Shares

Part - 1 - B - 3

Name and Address of Investor	Percentage Ownership
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers 4800 Deerlake Drive East, 3rd Floor Jacksonville, FL 32246-6484

15.35% of Alabama Fund Class A Shares

9.73% of Alabama Fund Class B Shares

5.03% of Arkansas Fund Class A Shares

15.03% of Arkansas Fund Class B Shares

7.91% of California Fund Class A Shares

9.29% of California Fund Class B Shares

14.95% of California Fund Class C Shares

10.42% of Florida Fund Class A Shares

21.42% of Florida Fund Class B Shares

10.01% of Georgia Fund Class A Shares

18.47% of Georgia Fund Class B Shares

6.67% of Maryland Fund Class A Shares

13.88% of Maryland Fund Class B Shares

8.71% of Massachusetts Fund Class A Shares

10.87% of Massachusetts Fund Class B Shares

10.51% of Mississippi Fund Class A Shares

7.88% of Mississippi Fund Class B Shares

9.68% of New York Fund Class A Shares

7.89% of New York Fund Class B Shares

18.13% of New York Fund Class C Shares

7.44% of North Carolina Fund Class C Shares

5.43% of Pennsylvania Fund Class A Shares

8.26% of Pennsylvania Fund Class B Shares

6.70% of South Carolina Fund Class A Shares

5.49% of South Carolina Fund Class B Shares

6.61% of Tennessee Fund Class A Shares

5.97% of Tennessee Fund Class B Shares

6.86% of Virginia Fund Class A Shares

11.65% of Virginia Fund Class B Shares

8.13% of Virginia Fund Class C Shares

5.05% of West Virginia Fund Class A Shares

9.98% of West Virginia Fund Class B Shares

Part - 1 - B - 4

Name and Address of Investor	Percentage Ownership
Edward D. Jones & Company ATTN: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Heights, MO 63043-3009

7.46% of Alabama Fund Class A Shares

7.21% of Alabama Fund Class B Shares

11.84% of Arkansas Fund Class A Shares

18.00% of Arkansas Fund Class B Shares

7.28% of Georgia Fund Class A Shares

15.23% of Georgia Fund Class B Shares

16.63% of Mississippi Fund Class A Shares

9.92% of Mississippi Fund Class B Shares

7.59% of North Carolina Fund Class A Shares

7.04% of South Carolina Fund Class A Shares

8.21% of West Virginia Fund Class A Shares

Bert Mayer, Judy E. Mayer Joint Trust with Right of Survivorship C/O Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3740	8.31% of Alabama Fund Class B Shares

MS & Company, For the Benefit of Pansy Blake Tod Pharon Russ C/O Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3740	5.71% of Florida Fund Class B Shares

Kenneth F. Daniell & E. Phil Deniell Co-Executors of the Estate of L. F. Deniell C/O Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3740	5.69% of Georgia Fund Class A Shares

Part - 1 - B - 5

Name and Address of Investor	Percentage Ownership
UBS Financial Services, Inc. For the Benefit of Bhuvana Natrajan C/O Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3740	5.33% of Georgia Fund Class B Shares

LPL Financial Services, Inc. 9785 Towne Center Drive San Diego, CA 92121-1968	6.12% of Mississippi Fund Class B Shares

Charles Schwab & Company, Inc. For the Benefit of Clearing Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.80% of Pennsylvania Fund Class A Shares 6.34% of Tennessee Fund Class A Shares

UBS Financial Services, Inc. For the Benefit of James White C/O Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3740	7.44% of Tennessee Fund Class A Shares

Part - 1 - B - 6

PART I – APPENDIX C

PORTFOLIO MANAGER(S)

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over a one-, three-, and five-year period relative to peer group universes and/or indices. As of December 31, 2007, the following benchmarks were used:

Benchmark	Benchmark
Lehman Municipal Bond Index	Lipper New York Municipal Debt Funds
Lipper Alabama Municipal Debt Funds	Lipper North Carolina Municipal Debt Funds
Lipper California Municipal Debt Funds	Lipper Other States Municipal Debt Funds
Lipper Florida Municipal Debt Funds	Lipper Pennsylvania Municipal Debt Funds
Lipper Georgia Municipal Debt Funds	Lipper Tennessee Municipal Debt Funds
Lipper Maryland Municipal Debt Funds	Lipper Virginia Municipal Debt Funds
Lipper Massachusetts Municipal Debt Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

Part - 1 - C - 1

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Part - 1 - C - 2

Ownership of Fund Shares

The following table shows the dollar range of equity securities of each Fund beneficially owned by each Fund’s portfolio manager(s) as of the Fund’s fiscal year ended March 31, 2008. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Funds
Michael L. Dawson	Massachusetts Fund: D All Other State Funds: N

Other Accounts

In addition to the Fund, each Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended March 31, 2008, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael L. Dawson	17	$2.6 billion	0	N/A	0	N/A

*	Includes the Funds.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

Part - 1 - C - 3

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. Each Fund’s trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of a Fund’s investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, the Adviser believes that a Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser does not receive a performance fee for its management of each Fund. As a result, the Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

Part - 1 - C - 4

PART I – APPENDIX D

CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Alabama Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$246,332	$205,276	$71,580	$22,390
March 31, 2007	$229,910	$237,409	N/A	$23,739
March 31, 2006	$272,896	$229,879	N/A	$17,808

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Arkansas Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$408,536	$340,302	$99,653	$30,560
March 31, 2007	$397,926	$331,607	N/A	$32,295
March 31, 2006	$414,074	$345,100	N/A	$23,073

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Part - 1 - D - 1

California Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$1,272,680	$1,060,563	$276,500	$74,563
March 31, 2007	$1,182,631	$985,527	N/A	$79,185
March 31, 2006	$1,168,445	$973,826	N/A	$51,617

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Florida Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$200,844	$167,370	$60,650	$20,172
March 31, 2007	$241,415	$201,177	N/A	$22,933
March 31, 2006	$261,509	$217,935	N/A	$17,317

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Georgia Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$171,211	$142,676	$54,135	$18,594
March 31, 2007	$180,591	$150,493	N/A	$19,278
March 31, 2006	$196,723	$166,435	N/A	$14,882

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Part - 1 - D - 2

Maryland Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$377,544	$314,619	$105,077	$29,122
March 31, 2007	$402,690	$335,575	N/A	$32,587
March 31, 2006	$435,522	$363,030	N/A	$23,971

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Massachusetts Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$648,095	$540,077	$155,630	$42,713
March 31, 2007	$682,402	$568,668	N/A	$49,361
March 31, 2006	$734,755	$612,409	N/A	$35,281

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Mississippi Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$255,807	$213,172	$73,134	$22,829
March 31, 2007	$253,323	$211,102	N/A	$23,638
March 31, 2006	$262,912	$219,717	N/A	$17,427

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Part - 1 - D - 3

New York Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$479,347	$399,454	$127,120	$34,116
March 31, 2007	$485,034	$404,195	N/A	$37,526
March 31, 2006	$521,706	$434,859	N/A	$27,235

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

North Carolina Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$949,778	$791,479	$213,614	$58,030
March 31, 2007	$984,051	$820,043	N/A	$67,450
March 31, 2006	$1,039,510	$866,378	N/A	$46,766

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Pennsylvania Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$321,714	$268,095	$92,587	$26,190
March 31, 2007	$323,287	$269,407	N/A	$27,843
March 31, 2006	$334,342	$278,607	N/A	$20,034

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Part - 1 - D - 4

South Carolina Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$454,014	$378,344	$110,604	$32,914
March 31, 2007	$465,150	$387,625	N/A	$36,328
March 31, 2006	$479,203	$399,362	N/A	$25,541

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Tennessee Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$326,281	$271,923	$82,894	$26,425
March 31, 2007	$338,998	$282,498	N/A	$48,289
March 31, 2006	$366,701	$305,648	N/A	$21,330

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Virginia Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$855,855	$713,210	$200,187	$53,243
March 31, 2007	$893,554	$744,630	N/A	$62,039
March 31, 2006	$940,298	$783,646	N/A	$42,966

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Part - 1 - D - 5

West Virginia Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2008	$407,647	$339,679	$99,101	$30,558
March 31, 2007	$428,673	$357,228	N/A	$34,157
March 31, 2006	$445,387	$371,168	N/A	$24,259

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

Part - 1 - D - 6

PART I – APPENDIX E

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

Alabama Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$95,182	$17,126	$78,056	$2	$16,721
March 31, 2007	$123,028	$17,753	$105,275	$0	$38,014
March 31, 2006	$105,328	$21,270	$84,058	$0	$18,376

Arkansas Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$338,241	$61,023	$277,218	$0	$25,138
March 31, 2007	$371,430	$64,852	$306,578	$1	$21,349
March 31, 2006	$302,977	$53,465	$249,512	$0	$25,043

California Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2008	$291,933	$51,779	$240,154	$12,788	$55,835	$2,776
March 31, 2007	$1,030,225	$85,740	$944,485	$20,000	$99,477	$3,913
March 31, 2006	$537,841	$87,854	$449,987	$6,153	$105,552	$2,560

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Florida Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$38,039	$6,781	$31,258	$306	$15,365
March 31, 2007	$84,951	$12,151	$72,800	$0	$32,502
March 31, 2006	$197,706	$34,849	$162,857	$4,160	$38,519

Georgia Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$34,019	$5,916	$28,103	$0	$9,073
March 31, 2007	$58,612	$9,074	$49,538	$0	$11,841
March 31, 2006	$94,601	$19,343	$75,258	$0	$28,884

Maryland Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$115,893	$20,523	$95,370	$2	$15,939
March 31, 2007	$166,729	$27,357	$139,192	$0	$25,324
March 31, 2006	$143,716	$27,698	$116,018	$0	$41,816

Massachusetts Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$261,534	$46,498	$215,036	$0	$40,480
March 31, 2007	$213,231	$36,564	$176,667	$1,156	$60,918
March 31, 2006	$310,913	$46,201	$264,712	$0	$70,385

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Mississippi Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$199,734	$36,428	$163,306	$0	$10,257
March 31, 2007	$182,431	$32,832	$149,599	$0	$14,850
March 31, 2006	$213,316	$36,917	$176,399	$0	$12,550

New York Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2008	$189,902	$33,356	$156,546	$0	$37,093	$1,312
March 31, 2007	$100,887	$16,940	$83,947	$975	$48,374	$124
March 31, 2006	$165,549	$32,543	$133,006	$0	$63,111	$1,491

North Carolina Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2008	$226,611	$40,546	$186,065	$9,677	$27,324	$3,942
March 31, 2007	$373,525	$53,525	$320,000	$0	$35,676	$1,564
March 31, 2006	$276,195	$48,878	$227,317	$0	$78,328	$3,994

Pennsylvania Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$196,360	$35,474	$160,886	$500	$30,964
March 31, 2007	$191,782	$32,091	$159,691	$0	$77,802
March 31, 2006	$306,352	$54,052	$252,300	$901	$79,310

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South Carolina Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$183,408	$33,121	$150,287	$15	$30,867
March 31, 2007	$196,594	$29,874	$166,720	$961	$33,719
March 31, 2006	$302,045	$53,030	$249,015	$137	$41,905

Tennessee Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$121,807	$22,362	$99,445	$0	$10,847
March 31, 2007	$124,488	$13,099	$111,389	$0	$16,725
March 31, 2006	$84,220	$15,995	$68,225	$0	$32,750

Virginia Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2008	$207,807	$36,861	$170,946	$0	$8,918	$1,040
March 31, 2007	$249,938	$39,624	$210,314	$0	$39,247	$628
March 31, 2006	$333,609	$54,548	$279,061	$3,586	$28,120	$1,619

West Virginia Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2008	$151,784	$27,046	$124,738	$0	$11,627
March 31, 2007	$206,040	$37,374	$168,666	$0	$20,258
March 31, 2006	$321,802	$59,371	$262,431	$3,924	$28,095

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Distribution Plan Payments

During the fiscal year ended March 31, 2008, the Funds made the following Distribution Plan payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Paid by Fund	Retained by MFD	Paid to Financial Intermediaries(1)
Alabama Fund Class A	$182,391	$7,802	$174,589
Alabama Fund Class B	$93,301	$70,930	$22,371
Arkansas Fund Class A	$129,184	$5,093	$124,091
Arkansas Fund Class B	$66,283	$59,144	$7,139
California Fund Class A	$357,114	$57,466	$299,648
California Fund Class B	$344,715	$308,082	$36,633
California Fund Class C	$292,840	$42,147	$250,693
Florida Fund Class A	$0	$0	$0
Florida Fund Class B	$68,771	$68,771	$0
Georgia Fund Class A	$124,016	$3,430	$120,586
Georgia Fund Class B	$75,839	$57,652	$18,187
Maryland Fund Class A	$391,256	$116,853	$274,403
Maryland Fund Class B	$142,168	$108,285	$33,883
Massachusetts Fund Class A	$660,943	$233,487	$427,456
Massachusetts Fund Class B	$276,924	$210,787	$66,137
Mississippi Fund Class A	$0	$0	$0
Mississippi Fund Class B	$66,305	$66,305	$0
New York Fund Class A	$302,028	$14,233	$287,795
New York Fund Class B	$225,865	$171,733	$54,132
New York Fund Class C	$168,651	$26,657	$141,994
North Carolina Fund Class A	$917,947	$284,281	$633,666
North Carolina Fund Class B	$236,841	$180,209	$56,632

Part - 1 - E - 5

North Carolina Fund Class C	$313,182	$46,730	$266,452
Pennsylvania Fund Class A	$76,114	$2,410	$73,704
Pennsylvania Fund Class B	$278,296	$248,545	$29,751
South Carolina Fund Class A	$467,597	$145,461	$322,136
South Carolina Fund Class B	$180,785	$137,616	$43,169
Tennessee Fund Class A	$343,081	$106,384	$236,697
Tennessee Fund Class B	$110,315	$83,912	$26,403
Virginia Fund Class A	$917,095	$282,160	$634,935
Virginia Fund Class B	$108,825	$83,220	$25,605
Virginia Fund Class C	$130,029	$19,758	$110,271
West Virginia Fund Class A	$444,409	$133,661	$310,748
West Virginia Fund Class B	$91,869	$70,268	$21,601

(1)	May include amounts paid to financial intermediaries affiliated with MFD.

Amounts retained by MFD may represent fees paid to MFD but not yet paid to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares, and/or compensation for MFD’s distribution and servicing costs.

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PART I – APPENDIX F

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Funds during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Funds
March 31, 2008	N/A
March 31, 2007	N/A
March 31, 2006	N/A

Securities Issued By Regular Broker/Dealers

During the fiscal year ended March 31, 2008, the Funds purchased securities issued by the following regular broker/dealers of the Funds, and the following table sets forth the value of each Fund’s aggregate holdings of the securities of each such issuer as of March 31, 2008:

Broker/Dealer	Value of Securities
N/A	N/A

Transactions with Research Firms

During the fiscal year ended March 31, 2008, the Funds allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$0	$0

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

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PART I – APPENDIX G

ADDITIONAL INFORMATION CONCERNING THE STATES

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

Alabama Fund:

The automotive-related industry in Alabama has become the fastest growing segment of Alabama’s manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. Alabama’s growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama’s economy. Coal mining and the textile industry have both been in decline during recent years.

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In recent years, the importance of service industries to Alabama’s economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The Attorney General’s Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State’s financial position.

Arkansas Fund:

During the past 25 years, Arkansas’ economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment and industrial machinery. Services and manufacturing account for the largest share of the State’s gross product. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas’ information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade and services sectors have also grown in recent years. Agriculture and agriculture-related biotechnology also play an integral part in the Arkansas economy. Chief products include rice, cotton, poultry, soybeans and wheat. In addition, the state has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the state’s cyclical sensitivity to the impact of any single sector. The unemployment rate for 2007 averaged 5.4%, compared to a national rate of 4.6%.

The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 2007 beginning the current biennium.

Part - 1 - G - 2

California Fund:

The following discussion highlights some important financial information, which is drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. It does not purport to be a complete description and does not represent a complete analysis of every material fact affecting the State’s or its municipalities’ debt obligations. The California Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

General Demographic and Economic Factors

California’s economy, the largest among the U.S. states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State’s population, which grew considerably faster than the nation as a whole during most of the second half of the 20th century, is about 37.8 million (July 1, 2007 estimate), which represents over 12% of the total United States population.

Total personal income in California, estimated at $1.435 trillion in 2006, accounts for about 13% of all personal income in the nation, and total civilian employment was over 17.2 million in 2007, the majority of which was in the service, trade and manufacturing sectors.

State Finances

The State’s moneys are segregated into over 900 funds, the lion’s share of which are found in the General Fund. The General Fund is credited with all revenues received by the State Treasury and not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

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The Special Fund for Economic Uncertainties (the “SFEU”) is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund; such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

Proposition 58 created a second budgetary reserve call the Budget Stabilization Account (the “BSA”). The BSA is funded from transfers from the General Fund, such transfers continuing until the BSA reaches the greater of $8 billion or 5% of the estimated General Fund revenues for a given fiscal year.

Overview of Recent California Budgetary Results. In the early part of the current decade (as is also currently the case), the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures. The budgets for these earlier years were ultimately brought into balance with substantial reliance on one-time measures, internal borrowing, and external borrowing. California also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants and Economic Recovery Bonds (as herein described). A vibrant State economy and the increased revenues therefrom, made for more easily balanced budgets during the mid 2000s. However, stagnant national and California economies have brought structural budgetary issues back to the forefront in 2007, and such issues currently continue to affect the State.

Recent Budgets. The discussions below of the fiscal year 2007-08 and 2008-09 budgets (referred to herein as fiscal year budgets for the year ending portion of the period) are based on estimates and projections of revenues and expenditures as supplied by the State. These estimates and projections are based upon public releases from the California Department of Finance and the April 1, 2008 Official Statement for California’s Tax-Exempt Various Purpose General Obligation Bonds.

Fiscal Year 2007-08 Budget. On January 10, 2007, Governor Schwarzenegger (the “Governor”) released his budget for fiscal year 2008-09 (the “2008 Proposed Budget”). The 2008 Proposed Budget projected that the State would end fiscal year 2008 with a total reserve of $2.1 billion. The 2008 Proposed Budget projected that General Fund revenues and

Part - 1 - G - 4

transfers for fiscal year 2009 would be $101.3 billion, and expenditures of $103.4 billion. a decrease of $2.4 billion. The Budget Act enacted by the Legislature relative to the fiscal year ending in 2008 expected a combination of lesser expenditures and greater available financial resources, leading to a greater than proposed (by the Governor) reserve estimate of $4.1 billion. As the national and California economies declined in the later portion of 2007 and in early 2008, these budgetary projections failed to play out, and it is estimated that the fiscal year ending in 2008 will end with only $872 million in reserve (in the SFEU, with the BSA being completely drained).

Proposed 2008-09 Budget. On January 10, 2008, the Governor released his budget for fiscal year 2008-09 (the “2009 Proposed Budget”). The 2009 Proposed Budget proposes to permanently control the State’s persistent structural deficit by imposing budget-balancing reductions in the current and budget years and proposing a constitutional amendment to reform the budget process so that State government has the tools needed to avoid spending more than it has in the future. The 2009 Proposed Budget projects that the State will end fiscal year 2009 with a total reserve of $2.8 billion. The 2009 Proposed Budget projects that General Fund revenues and transfers for fiscal year 2009 will be $102.9 billion, an increase of $1.7 billion compared with the prior fiscal year, and expenditures will be $101 billion, a decrease of $2.4 billion compared with the prior fiscal year.

Following are the significant features of the 2009 Proposed Budget: Proposed funding of $65.1 billion for K-12 education programs (the General Fund portion of which is $39.4 billion under Proposition 98) and total funding of $20.5 billion for all major segments of Higher Education; a proposed decrease in Health and Human Services General Fund expenditures of $279 million from the revised fiscal year 2008 estimate, with proposed total General Fund expenditures for such programs at $29.3 billion; the sale of more than 3.3 billion of ERBs to help meet the State’s cashflow needs; and the suspension of any transfer from the General Fund to the BSA because of the deficit projected in the budget for the fiscal year ending in 2009. Recent Developments (as herein discussed) have further complicated the State’s budgetary picture for the fiscal year ending in 2009, and with the widening deficit, the State will have to further cut expenditures and/or enhance revenues (thought the Governor has pledged not to raises taxes).

Part - 1 - G - 5

Bond Ratings

Standard & Poor’s, Moody’s and Fitch assign ratings to California’s long-term general obligation bonds. As of April 1, 2008, the State’s general obligation bonds were rated “A1” by Moody’s, “A+” by Standard & Poor’s, and “A+” by Fitch Ratings. The obligations of California’s municipalities are generally stand alone credits, rated on their own, and not affected by the State’s bond ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating.

State Appropriations Limit and Other Constitutional Limits on Taxes

The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of the State and/or municipal issuers to pay interest or repay principal on their obligations. Such limitations have had, and continue to have, a profound impact on the State’s and its municipalities’ ability to balance their respective budgets.

Limitation on Property Taxes. Certain debt obligations of the State and its political subdivisions may rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (Proposition 13). Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except for new construction or upon change of ownership. Certain narrow exceptions apply to this limitation.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties, but its constitutionality was upheld in 1992 by the U.S. Supreme Court.

Part - 1 - G - 6

State Appropriations Limit. Since 1979, the State and its political subdivisions have been subject to annual appropriations limit imposed by Article XIIIB of the California Constitution. This Article significantly limits spending by State and local governments. To the extent that “proceeds of taxes” of California or a local government exceed its Article XIIIB appropriations limit, such proceeds must be rebated to taxpayers. In 1988 and 1990, Article XIIIB was substantially modified by Propositions 98 and 111, respectively. These initiatives required California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding of public elementary and secondary schools and community colleges. Such guaranteed spending is often cited as one of the long-term structural elements responsible for California’s structural budget problems. An initiative approved on November 5, 2002 requires the state to expand funding for before and after school programs. This increase was required in 2006-07, and the 2006 Budget Act included a $428.4 million increase for these programs. ACA 11, a proposed amendment to the State Constitution, appeared on the March 2004 ballot, and was approved by voters. ACA 11 requires the transfer of General Fund revenues to fund State and local infrastructure projects, subject to the General Fund meeting specified levels. The transfer could increase annually until it reaches a maximum of 3% by 2013-14. Based on revenue projections, the first transfer would be about $1 billion in 2010-11 and would not grow for many years. Another aspect of the amendment is to set aside a portion of onetime revenue windfalls for one-time infrastructure expenditures.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, Proposition 218, the “Right to Vote on Taxes Act” was approved. Proposition 218 added Articles XIIIC and XIIID to the State Constitution. These added Articles contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

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Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain ‘‘assessments’’ for municipal services and programs. Article XIIID also contains several provisions affecting ‘‘fees’’ and ‘‘charges’’ relating to property ownership. All new and existing property related fees and charges must conform to requirements which prohibit the generation thereby of revenues exceeding the funds required to provide the property related service or proceeds of which are used for unrelated purposes. The Article imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, with limited exception, no property related fee or charge may be imposed or increased without majority approval by directly affected property owners, or, in certain instances, two-thirds approval or all voters residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The full application of Proposition 218 is currently unknown, and will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

Part - 1 - G - 8

Obligations of the State of California

Under the California Constitution, debt service on the State’s outstanding general obligation bonds is appropriated and paid from the General Fund. Such debt service is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of March 1, 2008, California had outstanding approximately $54.6 billion aggregate amount of long-term general obligation bonds, and unused voter authorizations for future issuance of approximately $61.4 billion of long-term general obligation bonds.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services. To offset these tax revenue losses, the State provides aid to local governments from the General Fund, principally for the purpose of funding K-12 schools and community colleges.

Legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the ‘‘State-local agreement’’). One such change relates to the reduction of the vehicle license fee (‘‘VLF’’) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A. Proposition 1A reduces the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF

Part - 1 - G - 9

revenues. Beginning with the fiscal year ending in 2009, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing, and the amount borrowed is required to be paid back within three years. Certain other restrictions on such borrowings are imposed under the terms of Proposition 1A.

Proposition 1A also prohibits the State from mandating that cities, counties or special districts undertake certain activities without providing for the funding needed to comply with such mandates. If the State does not provide funding for a mandated activity that mandate would be suspended. In addition, The definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity (as is currently case) may adversely affect California municipal obligations that are assessment bonds. Assessment bonds are secured by land that, in many cases, is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

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California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered ‘‘indebtedness’’ requiring voter approval. Such leases, however, are subject to ‘‘abatement’’ in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Recent Developments

Statewide. On January 10, 2008 the Governor declared a fiscal emergency (based on projected structural deficits in the State’s budget) and called a special session of the Legislature to address such matter. To offset an expected $14.5 billion deficit (that subsequently ballooned to $24.3 billion based on updated projections that include a decrease in expected General Fund revenue collections of approximately $6 billion), proposed 10 percent, across-the-board expenditure cuts (with the notable exception of educational funding) were made. These spending cuts together with certain revenue enhancements reduce the projected deficit by approximately $7 billion. This structural budget issue is driven by two factors. The State historically spends all the money it takes in during years of high revenue growth, leading to unsustainable spending levels in the long run. In addition, California has not slowed spending growth fast enough. Automatic formulas will increase spending in the fiscal year ending in 2008 by 7.3 percent. As a result, each month California spends

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$600 million more than the State takes in. The Governor has proposed comprehensive solutions, including generating substantial additional revenues from the State’s lotteries and a standby increase in the State’s sales tax, to combat this structural budget issue. These initiatives currently remained in the proposal stage, and have not yet been enacted into law.

The budget deficits experienced by California have been exacerbated by stagnating California and national economies. A deepening housing slump, a breakdown in mortgage markets, tighter credit, more volatile financial markets, and rising energy prices are all leading the California and national economies downward. The housing market has been particularly hard hit. Residential mortgage defaults and foreclosures have risen to record levels. The effects of the housing slump are evident in a broad range of measures of the national economy. New home sales will likely be down between 35 and 40 percent in 2007 from their peak level in 2005 and new single-family home building, about 25 percent from the peak level in 2006. In California, where the housing slump has been deeper than the vast majority of other states, single-family housing permits in the third quarter of 2007 were only about one-third of their level in the third quarter of 2005 and existing home sales in 2007, about half of their level two years prior.

The outlook for the California economy calls for slower growth in 2008 followed by improved growth in 2009 and 2010. California personal income is projected to grow in each of 2008, 2009 and 2010, though not as robustly as in prior years. Nonfarm payroll employment is forecast to increase 0.7 percent in 2008, 1.0 percent in 2009 and 1.6 percent in 2010, as compared to 0.8 percent in 2007. Current indications show that the national and California economic downturns may be more significant and protracted than originally estimated, calling into question the validity of previously made projections.

Offsetting the optimistic projections in California personal income, the housing slump and higher energy prices have taken a significant toll on California’s taxable sales, another broad measure of the economic performance. After growing by 7.4 percent in 2005, taxable sales increased by only 4 percent in 2006 and 0.8 percent in the first three quarters of 2007. Weaker vehicle sales and sales at home improvement outlets have likely played a significant role in the deceleration of taxable sales.

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California home building and residential real estate markets continued to slow in 2007. Single-family residential permits were down 36 percent from a year ago in the first ten months of 2007, and existing single-family home sales, 25 percent. In October, the number of unsold homes on the market amounted to 16.3 months of sales at the October sales rate. A year earlier, inventories amounted to 7.2 months of sales. The median price of existing single-family homes sold in October, $497,000, was 9.9 percent lower than the median price a year earlier.

Growing private-sector nonresidential building offset some of the drag of residential construction on the California economy in 2007. The value of private-sector nonresidential building permits issued in the first ten months of 2007 was 4.2 percent higher than the year-ago value. But the value of public works construction was down 3.9 percent.

Monthly job gains slowed considerably in the State in the first ten months of 2007, averaging just 5,800. Gains averaged 20,900 in the first ten months of 2006. The state's unemployment rate increased from 4.8 percent in March 2007 to 5.6 percent in September and October 2007. Further gains in the State’s unemployment rate, mirroring continuing increases in the national unemployment rate, could be expected.

Local. On May 23, 2008, the City of Vallejo, California (a suburb of San Francisco) filed a case seeking bankruptcy protection and the adjustment of its debts under chapter 9 of the United States Bankruptcy Code. The case was filed in the United States Bankruptcy Court for the Eastern District of California, Sacramento Division. Vallejo is the largest city in California to declare bankruptcy, and the only one to do so because of long-term economic problems. The City which has a population of 117,000 has been hit hard by the weak housing market and rising public employee salaries and benefits. The City faces a $16 million deficit with no money in reserve its fiscal year ending in 2009. The city will owe its police, fire and other union members $79.4 million in the fiscal year ending in 2009, but will have only $77.9 million in its General Fund, according to the bankruptcy filing.

The City’s General Fund suffers from a fundamental structural imbalance where expenditures substantially exceed revenues (much like the State itself). Given the magnitude of its obligations under the (contracts), given the already deep cuts made to basic services provided its residents, and given other non-labor costs, the City cannot rebalance General Fund expenditures without restructuring its labor costs. It is assumed that other municipalities within the State, equally affected by the housing slump and generous compensation packages granted their municipal employees, may be in similar financial straights as the City.

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Cash Flow Requirements

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments including, most notably, support payments for public schools and public higher education, payments of principal and interest on general obligation bonds and general obligation commercial paper notes of the State, and payments of State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims.

The State has made very significant use of RANs and RAWs in recent years. Until the State brings the “structural imbalance” between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

In addition, under Proposition 57, the State is authorized to issue Economic Recovery Bonds (“ERBs”) to finance negative General Fund reserve balances. The proceeds of the issuance of ERBs are deposited in the General Fund. Debt service on ERBs is to paid from the incremental one quarter percent increase in the State’s sale tax implemented in July of 2004. ERBs, as voter-approved debt are secured by the State’s full faith and credit, though General Fund moneys are to be used for debt service only in the event the aforementioned, dedicated sales taxes are insufficient to make required payments.

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Legal Proceedings

The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Lawsuits involving issues such as environmental cleanup, state employee retirement benefits, use of certain revenues and repayments of certain mandate costs to municipalities, healthcare and welfare programs, tax refunds, escheated property, Indian tribal issues and privacy rights. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Other Considerations

Numerous other factors may adversely affect the State’s and its municipalities’ economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State’s economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

Florida Fund:

The financial operations of the State of Florida are considerably different than most other states, as Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax. Specifically, Florida’s constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State’s ability to pay principal and interest in a timely manner.

Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. As of July 1, 2005, general revenues which are not needed to fund appropriations are maintained in the General Revenue Fund as ‘‘unallocated general revenues’’ rather than being transferred into a separate Working Capital Fund.

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The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

Florida’s Revenue Estimating Conference met most recently on March 11, 2008, reducing its General Revenue outlook by over $2.9 billion for Fiscal Years 2007-08 and 2008-09, combined. Collections for Fiscal Year 2007-08 are expected to be $1.0 billion or 3.9% below the November 2007 estimate. For Fiscal Year 2008-09, expected revenues were reduced by $1.9 billion or about 7.3% from the earlier forecast. Estimated revenue collections in Fiscal Year 2007-08 are less than Fiscal Year 2006-07 receipts by $1.9 billion or 7.3%, adding to the decline over the previous year’s level. The Fiscal Year 2008-09 forecast has growth of less than 1% above the Fiscal Year 2007-08 estimate.

Documentary Stamp tax collections are expected to continue declining as the adjustment to stricter lending standards and tighter credit conditions takes hold. Prices and sales will further weaken, exerting downward pressure on collections until the current housing inventory clears. This is not expected before mid-2009. Total annual Documentary Stamp tax collections were greatest in Fiscal Year 2005-06 at $4.1 billion. In comparison, the forecast for Fiscal Year 2007-08 is $1.95 billion, a 35.6% decline over previous fiscal year. Further negative growth is expected in 2008-09 (-8.5%) before growth rebounds and then returns to more normal levels for the remainder of the forecast.

For the Fiscal Year ended June 30, 2007, Sales Tax collections, the state’s primary source of general revenue were essentially flat, showing only minor growth from the prior year. This is primarily due to a decline in consumer spending related to rebuilding after the hurricane events of 2004 and 2005 as well as declining spending levels related to record-levels rates of housing construction, which peaked in 2006. Collections of

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Documentary Stamp taxes, which result from sales of real estate, declined significantly compared to the prior fiscal year. Although Florida’s housing market reflects national trends, it has proven more vulnerable to the real estate market downturn due to the popularity of second homes and speculative investment activity in recent years. The overall trend for other sources of general fund revenues, such as corporate income taxes and intangible taxes, show either consistency with the prior fiscal year or decline. Despite the pressure on general fund revenues, the state was able to slightly improve its cash reserves during the fiscal year.

Corporate Income Tax collections are expected to weaken further in Fiscal Year 2008-09 with a projected loss of 4.5%. This weakness is largely due to lower profits in companies previously benefiting from the overheated real estate market, adjustments to subprime and other credit-related losses, and compressed profit margins caused by the economic downturn and higher energy prices.

A special legislative session was held in October 2007 to address anticipated revenue shortfalls predicted by revenue estimates prepared in August 2007. The resulting action, Chapter 2007-326, Laws of Florida, permanently reduced Florida’s budget by over $1 billion for the fiscal year ending June 30, 2008.

Florida’s underlying economic fundamentals remain sound as evidenced by lower but continued population growth and good growth in personal incomes. Six years of above-average growth yielded strong revenue growth and consistent operating surpluses. The state’s audited financial reports consistently show significant unreserved fund balances which are available for use for the purposes of the various funds. The unreserved fund balance for all governmental funds was approximately $9.2 billion at June 30, 2007. Despite downward trends in general revenue tax collections, the state was able to increase the fund balance of the budget stabilization fund by 14% to $1.2 billion for the fiscal year ended June 30, 2007. The budget stabilization fund is reserved for use to offset general fund deficits and other purposes.

Fiscal Year 2007-08 general revenue collections through March 2008 total $17,518.4 million, or $49.1 million (0.3%) below the March 2008 Revenue Estimating Conference estimates for the period, primarily due to lower than expected sales taxes. Revenues from both sales and documentary stamp taxes continue to be affected by weakness in the housing market.

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The year-end balance of the State’s General Revenue Fund was projected to be $805.7 million prior to the March Revenue Estimating Conference general revenue estimates and the budget cuts approved by the legislature. Taking into account the most recent general revenue estimates promulgated by the March 2008 Revenue Estimating Conference and the budget cuts authorized by the legislature, the revised expected reserve balance is estimated to be approximately $322.5 million at June 30, 2008. The balance in the Budget Stabilization Fund is expected to remain intact at $1,353.7 million. Combined reserves of $1,676.3 million at year-end represent 5.9% of General Fund expenditures. Year-end fund balances will also be affected by actual revenue collections and expenditures.

The March 2007 Revenue Consensus Estimating Conference’s (“REC”) general revenue estimate of $27,505.3 million was used to prepare the original Fiscal Year 2007-08 budget. General revenue collections were lagging estimates subsequent to the March 2007 REC. Therefore, a special meeting of the REC was convened in August 2007 prior to the normal Fall REC meeting in November and the recent Spring REC meeting on March 11, 2008. Each of the three RECs reduced the current fiscal year general revenue estimate by approximately $1 billion for a total of $3.15 billion or 11.5%, revising the estimate down to $24,468.5 million. The March 2008 REC also forecast flat general revenue growth for the next fiscal year, 2008-09, projecting collections at $24,578.4 million.

The revised forecast reflects a dampening in consumer spending and business investment, as well as lower employment and population growth due primarily to (1) an expected economic contraction in the national economy; (2) impacts from further tightening of credit and lending practices; and (3) increasing inflationary pressures and higher energy costs. Sales tax, documentary stamp and intangibles tax and corporate income tax collections are each weaker as a result of a prolonged downturn in the state’s housing market and effects of the economic forecast. While the economic and demographic outlooks have worsened for the short-term, growth rates are expected to improve by late Fiscal Year 2008-09. However, estimated revenue collections are not anticipated to exceed Fiscal Year 2005-06 level until Fiscal Year 2010-11.

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The general revenue portion of the State operating and fixed capital outlay budget for the 2007-08 fiscal year, of $29,312.6 million, was adopted during the regular 2007 legislature session consistent with the revenue projections by the March 2007 REC. Since that time, general revenue budget adjustments/cuts totaling $1,385.5 billion have been passed by the legislature as more fully described below. Following the August REC, a special session of the State Legislature met in October 2007 to address the projected revenue shortfall for the current fiscal year budget. The legislative actions taken during the special session offset the projected decline in general revenues for the 2007-08 fiscal year by $932.0 million. Additionally, the legislature passed legislation during the first week of the regular 2008 session which reduces current year general revenue spending authority by $453.5 million to offset revenue declines.

In the 2008 legislative session which ended on May 2, 2008, the State Legislature adopted the general appropriations act for Fiscal Year 2008-09, including appropriations totaling $66.2 billion, which is $4.1 billion or 5.8% less than the current year’s budget. The general appropriations act also provides for transferring approximately $800 million from various trust funds, redirecting trust fund revenues to general revenues of approximately $300 million and increasing fines and fees of approximately $120 million to fund Fiscal Year 2008-09 expenditures. Additionally, the general appropriations act authorizes the use of up to 50% of the Budget Stabilization Fund and $1 billion of the Lawton Chiles Endowment Fund, if necessary, to address future revenue shortfalls upon approval of the Legislative Budget Commission.

General obligations of Florida have been rated Aa1, AAA and AA+ by Moody’s, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

During recent years, proposals have been introduced in the Florida Legislature that could, if enacted, have an adverse effect on State and local government revenue collections.

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On June 21, 2007, Florida Governor Charlie Crist signed into law property tax reform legislation recently enacted by the Florida Legislature which could significantly impact ad valorem tax collections for Florida local governments. One component of the adopted legislation requires counties, cities and special districts to roll back their millage rates for the 2007-08 fiscal year to a level that, with certain adjustments and exceptions, will generate the same level of ad valorem tax revenue as in fiscal year 2006-07; provided, however, depending upon the relative growth of each local government's own ad valorem tax revenues from 2001 to 2006, such rolled back millage rates will be determined after first reducing 2006-07 ad valorem tax revenues by 0% to 9%. An override of the millage limitation is allowed. To exceed the reduced tax level up to the rolled-back rate requires a 2/3 vote of the governing board. To exceed the reduced tax level up to the prior year non-voted millage rate requires a unanimous vote of the governing board. To exceed this level requires voter approval. If a county or city exceeds the required millage limitation without the required extraordinary vote, that county or city will not receive its half-cent sales tax distribution from the State of Florida.

On January 29, 2008, Florida voters approved constitutional Amendment 1. This tax relief, together with the $15 billion tax cut passed by the Florida Legislature in 2007, totals almost $25 billion in property-tax cuts over five years for Florida homeowners and businesses. Specifically, this constitutional amendment (i) doubles the homestead exemption for almost all homeowners (this new exemption does not apply to school taxes); (ii) allows homeowners to transfer their Save Our Homes tax benefits from their current home to a newly purchased home within any Florida county; (iii) provides an assessment cap of 10 percent for all properties not previously capped (in addition to homestead properties currently capped at three percent, this amendment now includes rental properties, second homes and business properties, but does not apply to school taxes); and (iv) creates a new $25,000 exemption for business property, including office furniture, computers, machinery and equipment. It is not known what the long term impact of this constitutional amendment will be on State and local government revenue collections, but it may be adverse.

The most significant factors affecting Florida’s economy also exist in the national economy. Sales tax revenues in Florida, tied closely to levels of economic activity, continue to fall below projections. Home values have declined in many markets around the nation; especially where above

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average appreciation was realized as was the case for many areas in Florida. Despite current conditions, Florida’s economy outperformed the national average during the prior fiscal year in measures of personal income growth and job creation rates. Florida continues to have very favorable natural resource, economic, and tax environments as well as stable demand for goods and services. Although the rate of non-farm job creation declined relative to the prior year, 149,000 additional jobs were added. Florida still has one of the highest total job growth rates in the nation. The construction and other areas of the real estate sector will continue to be negatively affected by the economy and lower rates of population growth for the next few years. Florida’s economy is expected to expand steadily in the long-run.

Florida’s unemployment rate, 4.6% in February 2008, while high in comparison to recent history, remained slightly below the national unemployment rate of 4.8%. It is estimated that these elevated levels will continue in the near term, 5.36%, 5.51%, 5.23% and 4.81% over the next four years, however each of these levels is less than the projected national average. Currently the fastest growing industry in Florida is Education and Health Services, with most of the growth attributable to gains in Health Services. Beginning in Fiscal Year 2008-09 and continuing throughout the forecast period, the growth industry will shift to the professional and business services sector. This employment sector is expected to add nearly 44% of the new jobs forecast for Fiscal Year 2008-09. Five industry sectors are expected to lose jobs in this fiscal year: manufacturing, information, financial activities, construction, and professional and business services. Altogether, it is expected that 108,100 jobs will be adversely affected, with 62% of these coming from the construction sector. After three years of strong growth, this is consistent with the continuing weak housing market forecast. Strength is not expected to return to this industry during the forecast period, although more typical growth is expected to return in Fiscal Year 2010-11.

Florida’s Demographic Estimating Conference met on February 18, 2008 and confirmed its April 1, 2007 population estimate of 18,680,367. Most of Florida’s population growth results from net migration; 87.5% between April 2000 and April 2007. In the short-run, the outlook for population growth is for slower growth than was previously forecast in October 2007. Instead of an increase of nearly 300,000 persons that was anticipated in fall 2007 for 2008, the new projection calls for 171,608 or slightly less that 1% growth.

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For the remaining years in the estimate, growth rates of over 1% are anticipated, a return to more historical levels of growth. Florida’s population is expected to be 19,976,994 by the end of Fiscal Year 2011-12.

Florida was battered by four major hurricanes in 2004 and 2005 which brought destruction to thousands of homes and businesses. Reconstruction activities that began in 2004 were extended through 2006. New home construction increased in fiscal year 2005-06 as the housing market peaked, adding 271,300 homes. In Fiscal Year 2006-07, housing starts fell below anticipated levels, with 163,900 starts, a 39.7% decrease over the prior year. Much of this loss was attributable to single family starts which fell from the prior year to a level of 87,600 units. In another manifestation of the large housing market adjustment facing Florida, existing single family home sales ended the 2006 calendar year 28% down in volume from the prior year, but the median home price grew 6%. During this same time period, construction employment went from an estimated 2.0% growth to 0.9%.

Georgia Fund:

As of May 31, 2008, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there are no remaining Authority Lease Obligations) totaled $8,454,100,000.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

The State Road and Tollway Authority exists to own, operate and finance road and mass transit improvements in the State of Georgia. Though it has no taxing power, its obligations are secured by a pledge of state motor fuel taxes and federal highway reimbursements. As of May 31, 2008, the Authority has $575,730,000 of such obligations outstanding.

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Virtually all debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

The State operates on a fiscal year beginning July 1 and ending June 30. Unaudited treasury receipts for the fiscal year 2007 showed an increase of 7.5% over collections for the similar period in the previous fiscal year.

According to the Georgia Department of Revenue 2007 Statistical Report for fiscal year 2007, individual income tax receipts and sales tax receipts of the State for fiscal year 2007 comprised approximately 49% and 34%, respectively, of the total State tax revenues.

The unemployment rate of the civilian labor force in the State for fiscal year 2007 was 4.4% according to data provided by the Georgia Department of Labor. The Atlanta Regional area, which is the largest employment center in the area comprised of Georgia and its five bordering states, and which accounts for approximately 55% of the State’s population, has an average unemployment rate of 4.3% for fiscal year 2007. In descending order, health care and social assistance; educational services; accommodation and food services; administration, support, waste management, and remediation; public administration, construction, wholesale trade; professional, scientific and technical services; finance and insurance; and information comprise the largest sources of employment within the State.

Moody’s, S&P, and Fitch have given outstanding State of Georgia debt ratings of “Aaa”, “AAA” and “AAA”, respectively.

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State’s interests. The status as of June 4, 2008 of certain of such lawsuits which could have a significant impact on the State’s financial position are summarized below.

Plymel, et al. v. Teachers Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV 84312. The Plaintiff class in this civil action is seeking additional benefits retroactive to the time of their individual dates for a class of those retirees who elected survivorship options and who

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retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers Retirement System of Georgia (“TRS”). Plaintiff/Retirees alleged that TRS’s failure to use updated mortality tables resulted in miscalculations of monthly benefits and therefore additional monies are due to Plaintiffs for under-payment of benefits. The Plaintiff class numbers approximately 15,000.

Defendants’ cross-motion for summary judgment was granted by the Superior Court on January 9, 2006, but reversed and remanded by the Georgia Supreme Court on October 30, 2006. The Supreme Court held that TRS should have used more current mortality tables in determining the option factors used to calculate optional benefits. The Supreme Court charged the trial court with determining “whether, under the more current mortality tables, the appellants’ optional-plan and maximum-plan benefits were actuarially equivalent […] and for other proceedings consistent with this opinion, including but not limited to a resolution of issues such as whether any of the appellants’ claims are barred by the applicable statute of limitations.” The Supreme Court denied TRS’ motion for reconsideration.

Judge Alice Bonner heard arguments and testimony in October, 2007, on the outstanding issues in the case: the statute of limitations, the interest rate to be applied to “back benefits” due, notices to the class members and attorneys’ fees. Orders regarding these matters were issued February 29, 2008, ruling that a 20-year statute of limitations applied, as well as interest at the rate of 4 1/2% and attorneys’ fees at 30% of the common fund. Defendants appealed the statute of limitations and attorneys’ fees rulings to the Georgia Supreme Court; and Plaintiffs cross-appealed on the interest rate. Defendants made the first payment under the Orders on May 6, 2008, in the amount of $93,063,583.14, for uncontested back benefits of class members who retired six years before the filing of the lawsuit. The total contingent potential liability in Plymel is a much higher figure. It is anticipated that any monetary judgment payable by Defendants would be paid from the assets of TRS.

William A. Willis, et al. v. Employees’ Retirement System of Georgia, et al., Fulton Superior Court Civil Action No.

2007-CV-128923, filed January 31, 2007, set forth against Employees’ Retirement System of Georgia exactly the same issues as were presented in Plymel v. TRS. The case will be heard, also by Judge Bonner, after the Plymel case has concluded, the

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parties having agreed that the Plymel rulings will apply in Willis as well. It is anticipated that any monetary judgment payable by Defendants would be paid from the assets of the Employees’ Retirement System of Georgia.

Consortium for Adequate School Funding, Inc. et al. v. State of Georgia, et al., Fulton County Superior Court Civil Action No.

2004-CV-91004. This case is a challenge to the State’s system of funding public education brought by an organization comprised predominantly of rural school districts. The suit claims funding is inadequate as a matter of law and violates the equal protection clause of the Georgia Constitution. Plaintiffs seek to enjoin the current funding system. They do not seek damages. If Plaintiffs’ theories prevail, however, the cost to the State would be significant. The State believes substantially the same issues already have been settled favorably by McDaniel v. Thomas, 248 Ga. 632 (1981) and is contesting the claims vigorously. The matter is currently in discovery following the granting in part of a motion to dismiss by the State Defendants. The State filed a motion for summary judgment on May 30, 2008 and oral argument is scheduled for July 23, 2008.

Georgia Power Company v. Graham, Fulton County Superior Court Civil Action File No. 2007-CV-137383 filed on or about July 24, 2007. This case arose from Georgia Power’s claim for the Port Tax Credit (the “Credit”) provided by O.C.G.A. §48-7-40.15. Georgia Power asserts that its increase in imports through Georgia ports during the tax years 2002 through 2004 inclusive qualifies Georgia Power to receive a Credit based income tax refund. The total credit claimed is in excess of $50 million, although the amount of refund for each taxable year is capped with excess credits carrying forward to subsequent tax years. The Commissioner has answered the Complaint asserting that Georgia Power Company does not satisfy the statutory requirements to qualify for the Credit. The case is in the discovery period.

Douglas Asphalt Co. v. Department of Transportation, Turner Superior Court Civil Action No. 2005-CV-0137; United States District Court Southern District Civil Action No. CV206-229. The Plaintiff filed multiple civil actions against the Georgia Department of Transportation (“GDOT”) and/or its employees, alleging breach of contract and seeking damages relating to several road projects. The contract actions involve three similar lawsuits in the Superior Courts of Turner County and Fulton County and in the United States District Court of the Southern District.

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In the Turner County case, Plaintiff currently claims damages in the amount of $248 million. A hearing was held on January 7, 2008 relating to several motions. One of the motions was Plaintiff’s motion for attorneys’ fees. Plaintiff prevailed on the motion and was awarded $600,000 in attorneys’ fees. GDOT has appealed the award of fees. The trail date is set for August 11, 2008.

In the Fulton County case, Plaintiff brought a number of claims related to various projects. GDOT filed a counterclaim breach of contract due to the improper work performed by Plaintiff. The Superior Court of Fulton County granted summary judgment to GDOT as to Plaintiff’s claim against GDOT. The Georgia Court of Appeals affirmed the grant of summary judgment. Therefore, GDOT’s breach of contract action against Plaintiff remains pending. A number of pre-trial motions by both parties remain outstanding. The case is currently on the jury calendar for August of 2008.

In the Southern District of Georgia case, Plaintiff made an initial demand of $80 million. The State has filed an interlocutory appeal to the 11th Circuit relating to the Plaintiff’s § 1983 claims and the qualified immunity issue. The Southern District case is stayed pending the outcome of the appeal. Appellate briefs have been filed, and oral argument is scheduled for August 19, 2008.

Maryland Fund:

The State’s total expenditures from its General Fund recorded in accordance with generally accepted accounting principles (“GAAP”) for the fiscal years ending June 30, 2005, 2006 and 2007 were $17.671 billion, $18,651 billion and $20.413 billion, respectively. The State’s General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State’s General Fund represents approximately 46% of the State’s total budget. The State’s General Fund had GAAP surpluses of $705.1 million and $554.6 million in fiscal years 2005 and 2006, respectively, and a deficit of $404.8 million in fiscal year 2007. The State Constitution mandates a balanced budget.

On April 9, 2007, the General Assembly approved the 2008 fiscal year budget. The budget included $5.77 billion in aid to local governments. The 2008 budget included full funding of the public school assistance

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enhancements enacted at the 2002 Session of the General Assembly (“Thornton”), which was reflected in the aid provided by the State to local governments. These Thornton expenses, as well as other program mandates, misaligned statewide expenditures versus revenues, creating a structural budget gap. This budget gap had previously been dealt with through patchwork re-appropriations from other State funds and by transfers made from the State Reserve Fund. The General Assembly, to more permanently fund the expenditures related to Thornton and the other program mandates met in Special Session and passed the Tax Reform Act of 2007 (the “Reform Act”). Under the Reform Act, which became effective on January 1, 2008, Maryland taxes, particularly income taxes, were raised to generate in excess of $1 billion of yearly State revenues beginning in fiscal year 2009. The Governor also proposed and the Maryland Board of Public Works approved expenditure reductions totaling $128.4 million for fiscal year 2009.

As of February 27, 2008, the State of Maryland expected to have a General Fund surplus, on a budgetary basis, for fiscal year 2008, that ends on June 30, 2008, in the amount of $470.5 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $681.7 million on such date, equal to 5.0% of General Fund revenues. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining State revenues for future needs and to reduce the need for future tax increases

On January 16, 2008, the Governor presented his proposed fiscal year 2009 budget to the General Assembly. The fiscal year 2009 budget includes $5.96 billion in aid to local governments and $60.4 million in net general fund deficiency appropriations for fiscal year 2008. The fiscal year 2009 budget reflects full funding of Thornton expenditures and relies upon revenues from additional taxes put in place under the Reform Act (which are fully implemented for fiscal year 2009) to meet these heightened expenditures. Due to the stagnating national as well as local economies, State revenue collections are not matching estimations. In a letter dated March 6, 2008 to the Governor, the Maryland Board of Revenue Estimates noted a $74.7 million decline in expected State revenues in fiscal year 2008, and a similar decline in estimated fiscal year 2009 revenues of $258.2 million. No specific action has yet been taken to offset these expected declines in State revenues. As of February 27, 2008 it was

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estimated that the General Fund surplus on a budgetary basis at June 30, 2009, would be $177.3 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2009 would be $738.9 million, equal to 5% of estimated General Fund revenues.

The public indebtedness of the State of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. Maryland’s Counties and its other political subdivisions issue their own general obligation and revenue bonds.

According to recent available ratings, general obligation bonds of the State of Maryland are rated “Aaa” by Moody’s, “AAA” by S&P and “AAA” by Fitch. In addition, the general obligation bonds of Maryland’s Counties (including for this purpose the City of Baltimore), that have been rated by Moody’s, S&P or Fitch have all received and continue to maintain investment grade ratings as of June of 2008.

Substantially all the foregoing information regarding the State’s budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated February 27, 2008. Many factors effect and could have an adverse impact on the financial condition of the State of Maryland, its Counties and other Maryland municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may effect obligations of Maryland municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.

Massachusetts Fund:

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

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Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 5.8% in 2003, 5.2% in 2004, 4.9% in 2005, and 4.8% in 2006. The national unemployment rate was 6.0% in 2003, 5.5% in 2004, 5.1% in 2005, and 4.6% in 2006. In 2007, the unemployment rate in the Commonwealth was 4.5%, compared with a national rate of 4.6%. Real per capita income in Massachusetts declined at a rate of 2.2% in 2003 and grew 2.2% in 2004, 1.9% in 2005, and 3.0% in 2006. Nationally, real per capita income declined at a rate of 0.1% in 2003 and grew 2.4% in 2004, 1.5% in 2005, and 2.3% in 2006. In 2007, real per capita income increased at a rate of 4.0% in the Commonwealth and 2.3% nationally. From 2003 to 2007 both real and nominal income levels in Massachusetts were above the national average.

Recent Major Undertakings. The $14.798 billion Central Artery/Ted Williams Tunnel Project was substantially completed on January 13, 2006. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority.

Major Obligations. The fiscal viability of the Commonwealth’s authorities and municipalities is linked to that of the Commonwealth. Certain authorities, such as the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Massachusetts Turnpike Authority and the Massachusetts Water Pollution Abatement Trust benefit from contract assistance agreements with the Commonwealth. Such agreements constitute general obligations of the Commonwealth for which its full faith and credit are pledged. The Commonwealth also guarantees the debt of two authorities, the State College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth. As of June 2008, the Commonwealth’s general obligation bonds were rated “Aa2” by Moody’s Investors Service, Inc., “AA/Stable” by Standard & Poor’s Ratings Services and “AA/Stable” by Fitch Ratings. From time to time, the rating agencies may change their ratings.

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Certain of the Commonwealth’s tax receipts are pledged to debt service on $686.7 million of special obligation bonds issued in 2004 to finance construction of the Boston Convention and Exhibition Center, renovation of the Springfield Civic and Convention Center, and reimbursement to the City of Worcester for construction of a new civic center. Tax receipts from various car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities are required to be credited to the Convention Center Fund. This fund is not included in the Commonwealth’s budgeted revenues discussed below.

Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. Beginning July 1, 2000, the Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. (For fiscal 2008 the floor is $756 million.) This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth’s debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136.0 million in fiscal 2006), the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

In July 2004, Governor Mitt Romney signed three separate pieces of legislation that reform the Commonwealth’s school building assistance (SBA) program. Historically, financial assistance was provided in the form of annual contract assistance payments to municipalities to subsidize a portion of local debt issues for such purposes. Assistance was appropriated annually through the Commonwealth’s operating budget, reaching $401.4 million in fiscal 2004. The legislation moved the SBA program off-budget, establishing the Massachusetts School Building Authority (MSBA), an independent state authority, to administer and manage the program. The legislation transfers the liabilities associated

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with the SBA program from the Commonwealth to the MSBA and places certain limits on the grant making of the MSBA for new projects. The legislation also switches borrowing responsibility from local governments to the MSBA for the state’s share of waiting list projects and future school project costs, although contract assistance payments will continue for previously funded projects.

The legislation dedicates one cent of the Commonwealth’s sales tax excluding certain meals and special financing district sales taxes (the “Dedicated Sales Tax”) to fund the MSBA and to pay for its transferred and future liabilities. Funding is phased in, providing $395.7 million in fiscal 2005, 70% of the Dedicated Sales Tax or at least $488.7 million in fiscal 2006, 78% of the Dedicated Sales Tax or at least $557.4 million in fiscal 2007, 85% of the Dedicated Sales Tax or at least $634.7 million in fiscal 2008, 90% of the Dedicated Sales Tax or at least $702.3 million in fiscal 2009, 95% of the Dedicated Sales Tax in fiscal 2010, and 100% of the Dedicated Sales Tax thereafter. In addition to Dedicated Sales Tax revenues, the legislation authorizes the Commonwealth to issue $1.0 billion of general obligation bonds to help the MSBA fund, in part, its liabilities. The Commonwealth issued these bonds during fiscal 2005 and 2006. The legislation also transferred $150.0 million from the fiscal 2004 surplus to the MSBA as start-up funding. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of revenue bonds.

The sales tax revenues provided to the MBTA and MSBA by the Commonwealth is not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $684.3 million in fiscal 2003, $684.3 million in fiscal 2004, $704.8 million in fiscal 2005, $712.6 million in fiscal 2006, $734.0 million in fiscal 2007, and an estimated $756.0 million in fiscal 2008. Total tax revenue provided to the MSBA was $395.7 million in fiscal 2005, $488.7 million in fiscal 2006, 557.4 million in fiscal 2007, and an estimated $634.7 million in fiscal 2008.

Commonwealth Budget. The Commonwealth’s revenues increased each year from fiscal 1999 to fiscal 2001, decreased significantly in fiscal 2002, and increased again in 2003 through 2007. During fiscal 2002, tax revenue receipts declined sharply from $16.075 billion the previous year to $13.623 billion. The Commonwealth incurred a $1.625 billion deficit in fiscal 2002 and ended fiscal 2002 with a positive balance in its budgeted funds, as required by statute, primarily by using reserve funds, including $833 million from the Stabilization Fund. In fiscal 2003, the Legislature enacted a tax increase and tax revenues increased to $14.280 billion. While the Commonwealth still incurred a $451.9 million deficit, it ended fiscal 2003 with a positive balance in its budgeted funds, as required by statute, by using reserve funds, including $641.3 million

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from the Stabilization Fund. Tax revenues for fiscal year 2004 were $15.269 billion and resulted in a surplus of $1.140 billion for the fiscal year. Tax revenues for fiscal year 2005 were $15.987 billion and resulted in a surplus of $594.4 million for the fiscal year. Tax revenues for fiscal year 2006 were $17.286 billion and resulted in a surplus of $720.9 million for the fiscal year. Tax revenues for fiscal year 2007 were $18.445 billion and resulted in a deficiency of $307.1 million for the fiscal year. Tax revenues for fiscal year 2008 are projected by the Executive Office for Administration and Finance to be $18.834 billion and result in a deficiency of $977.9 million for the fiscal year.

The budgeted operating funds of the Commonwealth ended fiscal 2007 with a deficiency of revenues and other sources over expenditures and other uses of $307.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.901 billion. Budgeted revenues and other sources for fiscal 2007 totaled approximately $28.616 billion, including tax revenues of $18.445 billion. Commonwealth budgeted expenditures and other uses in fiscal 2007 totaled $28.923 billion. At the end of fiscal 2007, the Stabilization Fund’s ending balance was $2.335 billion.

The budgeted operating funds of the Commonwealth are projected to end fiscal 2008 with a deficiency of revenues and other sources over expenditures and other uses of $977.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.292 billion. Budgeted revenues and other source for fiscal 2008 are projected to total approximately $30.084 billion, including tax revenues of $18.834 billion. Commonwealth budgeted expenditures and other uses in fiscal 2008 are projected to total $31.062 billion. At the end of fiscal 2008, the Stabilization Fund’s ending balance is projected to be $2.120 billion. All projections were compiled by the Commonwealth’s Executive Office of Administration and Finance.

On January 23, 2008, Governor Patrick submitted his budget proposal for fiscal 2009. The Governor’s budget is based upon a gross tax estimate of $20.987 billion.

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Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues in fiscal 2003 through 2007 were lower than the allowable state tax revenue limit set by state law and are projected to be lower than the allowable limit again in fiscal 2008.

On December 5, 2007, a voter initiative petition was filed with the Secretary of State that would reduce the state personal income tax rate to 2.65% for all categories of taxable income for the tax year beginning on or after January 1, 2009 and eliminate the tax for all tax years beginning on or after January 1, 2010. The proposed law was not enacted by the Legislature by the May 7, 2008 deadline. The petition may appear on the November, 2008 ballot if supporters collect the required number of signatures. The income tax accounts for nearly 60% of the Commonwealth’s annual tax revenues, and approximately 40% of total annual revenues from all sources. If this proposition is approved by voters, the Commonwealth will experience a significant reduction in revenues beginning in 2009.

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Debt Limits and Types of Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. The statutory limit on “direct” bonds during fiscal 2008 is $15.600 billion.

In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by the full faith and credit of the Commonwealth. Special obligation debt may be secured by either a pledge of receipts credited to the Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.

Local Aid. The Commonwealth makes substantial Local Aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately 17.5% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct Local Aid.

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As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. For fiscal 2008, the Commonwealth will provide a total of $3.726 billion of state aid. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 2003 through 2007, expenditures for Direct Local Aid, exclusive of school building assistance, were $4.369 billion, $4.149 billion, $4.224 billion, $ 4.430 billion, and $4.805 billion, respectively. The fiscal 2004 final supplemental appropriations act signed into law on September 17, 2004 appropriated $75.0 million in one-time local aid payments to be distributed in fiscal 2005. The Commonwealth was able to avoid further cuts in fiscal 2005 and restored much of the funding in fiscal 2006. For fiscal 2008, expenditures for Direct Local Aid are projected to total $5.041 billion.

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The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes (RANS) for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2007, the aggregate property tax levy grew from $3.347 billion to $10.489 billion, a compound annual growth rate of 4.44%.

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Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.

Certain of the Commonwealth’s cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

Medicaid. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures and, beginning in fiscal 1999, payments for some children’s benefits are 65% federally reimbursable under the State Children’s Health Insurance Program.

Nearly 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 2005 to fiscal 2008 is projected to grow by 11.2% on a compound annual basis. During the same period, Medicaid enrollment is projected to increase 4.5% on a compound annual basis. The projected increase in enrollment is largely a result of eligibility expansions authorized in 2006 health care reform legislation.

Health Care Reform Legislation. In April, 2006, legislation was enacted to reform health care by mandating that individuals 18 years and older purchase insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the federal poverty level and providing new, affordable products for uninsured residents whose income exceeds this threshold. The reform asks employers to play a role by requiring that businesses with 11 or more full-time employees either

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contribute to coverage or pay an assessment. These businesses must also establish a mechanism wherein employees can pay for health insurance coverage on a pre-tax basis. Businesses that are subject to this requirement but do not comply may potentially face a surcharge. The legislation also created the Commonwealth Health Insurance Connector Authority (Connector), charged with linking uninsured residents to affordable, and in some cases subsidized, coverage.

The Commonwealth began implementing health care reform shortly after its enactment. The legislation included many new concepts and initiatives, including the restoration and expansion of several MassHealth programs. As of April 1, 2008, nearly 175,000 residents have been enrolled in the subsidized Commonwealth Care Health Insurance Program. MassHealth has enrolled 53,505 people as of December 31, 2007. On May 1, 2007, the Connector also launched the Commonwealth Choice program to offer individuals a range of unsubsidized affordable health insurance plans. As of April 1, 2008, over 17,900 individuals have enrolled in health plans through the Commonwealth Choice program. The Connector board continues to examine and make policy decisions and to monitor conversions from the Commonwealth's uncompensated care pool into the Commonwealth Care Health Insurance Program, as well as new enrollees who did not previously access care through the uncompensated care pool.

Enrollment in the various health care programs has exceeded initial enrollment estimates, resulting in significantly higher costs than originally projected. The Commonwealth closely monitors the current and projected costs of health care reform and continues to seek potential cost saving and revenue generating opportunities.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s

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percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%. The fiscal 2006 general appropriation act (“GAA”) included a 3% cost of living increase. The state employees’ and state teachers’ retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Comprehensive pension funding legislation approved in January 1988, as subsequently amended, requires the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2023.

July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding

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schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year’s payments.

In fiscal 2005, Governor Romney and legislative leaders agreed to an updated funding schedule that incorporated a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule retain the 2023 date for fully amortizing the unfunded liability and utilize an amortization growth rate of 4.5% per year.

The most recent actuarial valuations of the Commonwealth’s pension obligation were calculated as of January 1, 2007. The unfunded actuarial liability as of that date was calculated to be $13.349 billion.

In June, 2006, the Commonwealth issued a valuation, as of January 1, 2006, of its liabilities in respect of other post-employment benefits (“OPEB”). The actuarial liability was calculated to be $13.287 billion. If the OPEB liability were pre-funded in accordance with GASB Statement No. 25, the actuarial accrued liability would be reduced to $7.562 billion.

Mississippi Fund:

Over the past couple of years, Mississippi’s economic growth has been fueled largely by Hurricane Katrina rebuilding; the momentum, however, is waning. The credit crunch spreading across the nation has caused declines in consumer confidence and spending and Mississippi’s economy has been affected by the slowdown. However, the sluggish nature of the nation’s economy is expected to end with a modest recovery and the State will likely follow a similar pattern.

Despite the recent slow economic growth, Mississippi’s economic momentum is stronger than the U.S. as a whole as the billions of dollars for post-Katrina recovery continue to fuel the economy. Additionally, several projects are providing boosts to the State’s economy. Among the private

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investment projects driving economic activity in Mississippi are a $1.3 billion Toyota auto plant, a $400 million PACCAR diesel engine plant, an $880 million SeverCorr steel mill, and the $700 million Margaritaville Casino and Resort. Also, Mississippi has been chosen as one of the sites for expansion of the Strategic Oil Reserve, which has an estimated total cost of $1 billion.

Mississippi’s unemployment rate, which hit 9.5% in September 2005 in the aftermath of the hurricane, was down to 6.1% in September 2007. During the first three quarters of 2007 payroll employment in Mississippi was 1.8% higher than during the same period in 2006. The first nine months of 2007 saw the number of persons employed in amusements and gaming rise 16% as several casinos reopened; professional, scientific & technical services employment increased 5.3%; construction increased 5.2%; health care & social assistance increased 3.1%; accommodation and food services increased 3.9%; and wholesale trade increased 3%. Not all sectors of employment showed positive growth, however, as insurance carriers, utilities, and telecommunications, among other sectors, reduced their workforces.

The automotive industry’s presence in Mississippi is scheduled to triple in the next few years, as Nissan’s automotive plant is joined by Toyota and PACCAR plants, with scheduled completion dates of 2010 and 2009, respectively. The Toyota plant, which is to be located northwest of Tupelo, is expected to produce 2,000 direct jobs when the plant begins operation, with another estimated 4,900 indirect jobs expected to be created by suppliers within five years. PACCAR, parent company of Peterbilt and Kenworth trucks, will initially employ 200 employees to manufacture 12.9 liter diesel engines at its new plant located outside of Columbus. PACCAR also anticipates a potential expansion which would create an additional 300 jobs.

The gaming industry continues its remarkable comeback following Hurricane Katrina’s destruction of most of the Coast casinos. Employment in amusements and gaming was back to 94% of pre-hurricane levels by the end of the summer of 2007 and revenues had overtaken pre-Katrina levels. By August 2007 total gaming revenues including both the Coast and Mississippi River casinos were slightly above 2005 pre-Katrina numbers. Coast gaming revenues were $900 million for the eight months, which were 101% of 2005 levels while River gaming revenues at $1.1

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billion were 3% higher. These gains were achieved despite the negative impact of the slowing national economy in the third quarter. Furthermore, the recovery of the gaming industry has been vital to the State’s economy and tax revenues as gaming revenue taxes provide one of Mississippi’s largest sources of tax revenue.

Agriculture remains a significant factor in Mississippi’s economy. The State’s agriculture value of production pushed to a record $5.9 billion in 2007, largely due to acreage changes, strong yields, and high prices. Poultry, the state’s top agricultural commodity, posted significant gains – up to an estimated 20% — to help push the overall value of Mississippi agriculture to new levels. Forestry, the state’s number two agricultural commodity, dropped an estimated 8% due to a poor housing market and lingering effects of Katrina. High production cost, difficult weather, and increased prices for grain crops in 2007 relegated cotton, long “king” in Mississippi, to a fifth place ranking among Mississippi’s agricultural commodities, with soybeans ranked number three and corn number four. Other important crops in Mississippi include: rice, hay, wheat, grain sorghum, sweet potatoes, peanuts, and horticultural crops.

All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with six interstate highways, which provide access in every direction, twenty-eight railroads, including five of the Nation’s largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi’s sixteen major ports.

In Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

For the fiscal year ended June 30, 2007, the State general fund reported an ending fund balance of $3,750,599,000, which reflects an increase of $759,063,000. The general fund balance also includes a $479,423,000 increase which was derived from increased tax collections and federal assistance as results of post-Katrina recovery.

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New York Fund:

This section contains certain information extracted from the Annual Information Statement of the State of New York (the ‘‘State’’) dated May 12, 2008 (the ‘‘AIS’’). Additional information set forth herein also comes from releases from the Office of the State Controller. The AIS sets forth the official disclosure information regarding the financial condition of the State as of its issue date. This section is not a comprehensive summary of the AIS or the financial condition of the State. The AIS was filed with the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs), and is publicly available from either a NRMSIR, or the State’s Division of the Budget (‘‘DOB’’).

Current Fiscal Year

The State’s current fiscal year began on April 1, 2008 and ends on March 31, 2009. The Governor submitted his $124.3 billion Executive Budget to the State’s Legislature on January 22, 2008. The executive and legislative branches of State government did not finalize the budget for fiscal year 2008-2009, that began on April 1, 2008, until April 9, 2008 (the “Enacted Budget”). Prior to the passage of the Enacted Budget, interim appropriations, to meet the State’s obligations, were enacted. As in past years, the Legislature enacted the debt service bill in March prior to taking final action on the entire budget.

The Enacted Budget is balanced, on a cash basis in regard to the General Fund, based on estimates of the DOB. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. General Fund spending, including transfers to other funds is projected to total $56.4 billion. This level of spending in the General Fund is $3 billion (5.6%) over prior fiscal year expenditures, including substantial increases in aid to public schools and Medicaid funding. The growth in spending will be moderated by cost containment initiatives including those that reduce the overall rate of

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growth in health care spending (by approximately $1 billion). The General Fund is projected to have a closing surplus balance of $2.0 billion on March 31, 2009, down from the prior fiscal year’s ending surplus balance of $2.8 billion. The current fiscal year projected surplus balance consists of $1.2 billion in undesignated reserves and $800 million in reserves for designated purposes. The Enacted Budget includes no new deposit to the State’s Rainy Day Reserve.

Fiscal Year 2007-2008

The DOB reported a balanced General Fund account for fiscal year 2007-2008. Revenues were off slightly under $600 million from initial projections, while expenditures were reduced by slightly more than $300 million; the difference being made up from General Fund cash reserves Total General Fund receipts, including transfers from other funds, were $53.1 billion. General Fund expenditures, including transfers to other funds, totaled $53.4 billion. The General Fund ended fiscal year 2007-2008 with a surplus balance of $2.75 billion, which included dedicated balances of $1.53 billion; such dedicated balances being committed for State labor settlements, debt reduction and a community projects fund. The closing General Fund balance also included $1.22 billion in undedicated general reserves; $1 billion of which is in the Tax Stabilization Reserve Fund (that can only be used for unforeseen mid-year shortfalls), $175 million of which remains in the Rainy Day Reserve Fund, and $21 million of which is in the State’s Contingency Reserve Fund.

General Fund receipts increased by $1.7 billion over the prior fiscal year’s results. Tax receipts decreased by $273 million, transfers from other funds increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to lessened collections of business and taxes and personal income taxes.

General Fund spending, including transfers to other funds, increased by $1.8 billion over the prior fiscal year’s expenditures. Medicaid, school aid and public assistance were the main sources of growth in expenditures.

State Funds

On a broader budgetary basis, for the portion of the Enacted Budget supported exclusively by State taxes, fees, and other resources, known as the “State Funds Financial Plan,” which includes the General Fund and State-financed special revenue, capital, and debt service funds, but

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excludes Federal aid, the State reported the following financial results. The State ended fiscal year 2007-2008 with a State Funds cash balance of $6.6 billion. In addition to the $2.75 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.85 billion (including a balance of approximately $300 million in debt service funds).

State Funds receipts totaled $75.6 billion in fiscal year 2007-2008, an increase of $3.0 billion over the prior fiscal year’s results. State Funds disbursements totaled $77.0 billion in fiscal year 2007-2008, an increase of $3.5 million over the prior fiscal year’s expenditures. The variance was attributable to greater spending on school aid, transportation aid and school tax exemptions.

All Funds

The “All Funds Financial Plan” includes Federal aid received by the State, making it the broadest measure of the Enacted Budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds. The State ended fiscal year 2007-2008 with an All Funds cash balance of $6.5 billion (being less than the State Fund cash balance referenced above because of a negative (timing-induced) balance in the capital projects fund).

All Funds receipts for fiscal year 2007-2008 totaled $115.4 billion, an increase $3.0 billion over the prior fiscal year’s results. Moderate growth in tax collections and miscellaneous receipts were, partially offset by a decline in. Federal grants. All Funds disbursements for fiscal year 2007-2008 totaled $116.1 billion, an increase of $3.3 billion over the prior fiscal year’s expenditures.

Projected Outyear Budget Gaps

Though the Enacted Budget results in a balanced General Fund for fiscal year 2008-2009, based on projected revenues and spending requirements, the General Fund is anticipated to have budget gaps for fiscal years 2009-2010, 2010-2011 and 2011-2012 that are currently estimated to be $5.0 billion, 7.7 billion and $8.8 billion, respectively. Increasing levels of spending on aid to local governments, particularly in respect to education and healthcare, and slowing revenue growth underlie the anticipated gaps. The current General Fund gap projections are subject to revision as additional information becomes available about, among other things, the

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national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes and State reimbursement obligations that are driven by local government activity. Future actions will be taken to ameliorate these gaps as the State’s Constitution requires the Governor to annually submit a balanced budget to the State’s Legislature. The current estimates do not incorporate any proposals to control spending that are likely to be part of any balanced budget submission in the future.

State Debt

State-related debt consists of State-supported debt for which the State is directly responsible for paying debt service, State-guaranteed debt (full faith and credit obligations of the State) and moral obligation financings (contingent obligations of the State). The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements. In addition, the State has never been called upon to make any direct payments pursuant to its guarantees on other State-related debt and has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year. The general obligation debt of the State is rated Aa3, AA and AA- by Moody’s, S&P and Fitch, respectively State-related debt on a gross basis has grown from $38.8 billion in 2000 to $49.9 billion in 2007, but in the same time period has fallen as a percentage of total New York personal income (from approximately 6% to 5.4%). Only $3.2 billion of State-related debt is the State’s general obligation, the remaining amount being issued through authorities. In addition, public authorities (see below) have another $90.0 billion of debt that is not supported by State revenues. New York ranks as one of the top five highest States in combined state and local debt per capita.

State Economy

New York’s economic climate steadily deteriorated throughout the development process for the Enacted Budget. DOB projected that the national economy is in a recession, and that such economic downturn would also adversely affect New York’s economy. In order to protect the State’s finances against economic deterioration DOB reduced its forecast for base 2008-09 General Fund receipts by $1.13 billion. For 2008-09, base tax receipt growth was projected to increase by 2.6 percent, compared to growth of 6.0 percent in fiscal year 2007-08. The Governor

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expressed his concerns over the State’s economic outlook and ordered the DOB to impose across-the-board reductions in the recommended operating budgets of State agencies ($509 million or 3.35 percent) and non-entitlement local assistance programs ($269 million or 2 percent). Of the $778 million in proposed reductions, $710 million ($505 million for State agencies, $205 million in local assistance) were included in the final Enacted Budget. These savings were not used to fund legislative spending additions, but were instead designated to protect and maintain budget balance in the wake of the deteriorating revenues caused by a downturned economy.

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State and its fiscal planning, and are not subject to the State’s control. The State’s Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

Risks to the State Forecast

DOB expects the current recession to be relatively mild, though there are a number of risks to the forecast. The disruption to financial markets caused by subprime-related debt could be much worse than anticipated, further delaying the recovery of the financial sector. The downturn in both the residential and commercial real estate markets could be deeper and last longer than anticipated. In addition, volatile food and energy prices could push inflation even higher than projected, tying the Federal Reserve’s hands and effectively placing a tax on households, causing household spending to slow even further than expected. The global economy could slow further than anticipated in response to the U.S. downturn, depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

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Federal Issues

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services conducted six audits of aspects of the State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits covered $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports recommending that the Centers for Medicare and Medicaid Services (“CMS”) disallow approximately $725 million of claims. The State disagrees with the audit findings and has requested that they be withdrawn. While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals and institutions and programs operated by the State. The rule seeks to restrict State access to Federal Medicaid resources. The provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system. The proposed rule could go into effect as soon as August 2008 (upon the expiration of a Congressional moratorium on its implementation). It is estimated the rule could result in the loss of $350 million annually in Federal funds for State hospitals and potentially larger losses in aid for the State Mental Hygiene System. On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (GME). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in an adverse budgetary impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. This provision is currently not implemented on account of the Congressional moratorium noted above In addition, CMS has issued various other proposed rules that could have a material adverse budgetary impact on the State. On all of these rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the above noted moratorium or through other administrative or statutory means.

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Litigation

The State is a party to certain litigation that if resolved against the State could have a material adverse impact on State finances. The State is party to certain claims brought by multiple native American tribes asserting rights to real property (and/or damages for the illegal or uncompensated or under compensated taking thereof) that is part of the State of New York. These claims have been litigated in federal court for a decade with inconsistent intermediate results. Recent decisions by the U.S. Supreme Court and the Second Circuit Court of Appeals have greatly changed the legal landscape attendant to these cases, and the State’s defense in these matters have received a substantial boost. The Sate also has material Tobacco Master Settlement Agreement and Medicaid cases winding through the federal court system. No final determination on these matters is impending.

Authorities and Localities

Public Authorities

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Generally, “public authorities’’ refers to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2006, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $134 billion, only a portion (approximately $44 billion) of which constitutes State-supported or State-related debt.

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The City of New York

The City of New York (the “City”) is the largest city, in terms of population, in the United States. According to 2005 statistics, more than 42% of the State’s 19,255,000 residents lived in the City. The City’s total budget, in recent years ($59.1 billion for fiscal year 2008-2009), has amounted to approximately fifty percent (50%) of the State’s budget as a whole. Based on its size alone, the City’s financial health plays a significant role in the fiscal well being of the State.

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The State retains significant (though largely inactive at the current time) oversight in regard to the City’s finances dating back to the City’s financial crises in the mid 1970’s. The general obligation debt of the City is rated Aa3, AA, and AA- by Moody’s, S&P and Fitch, respectively.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for fiscal year 2008-2009 or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created a Buffalo Fiscal Stability Authority. Similarly, to address a deteriorating fiscal situation in Erie County, the State enacted legislation in July 2005 that created the Erie County Fiscal Stability Authority Under these statutes, the City and County are required to take annual budgetary actions necessary to address increasing percentages of its projected budget gaps and the Fiscal Stability Authorities are authorized to finance the remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt.

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Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

North Carolina Fund:

North Carolina’s economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State’s estimated population as of July 2006 was 8,827,384. According to the Employment Security Commission, the adjusted non-farm employment accounted for approximately 4,019,200 jobs in January 2007. North Carolina’s seasonally adjusted unemployment rate for April, 2008 was 5.4%, which was an increase from 4.7% in December, 2007, and slightly below the national rate of 5.5% for April 2008.

Manufacturing firms employ approximately 13.4% of the non-agricultural work force, resulting in the State being named ninth nationally for manufacturing employment. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to competition in international markets. These sectors, however, accounted for only 1.78% of total non-farm employment in May 2007. The State has continued to experience significant investment by international firms, and is ranked fifteenth largest among the states in export trade as of April 2007. The services industry sector constitutes the single largest job segment of the State’s economy, representing nearly 80% of the non-farm jobs, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services. Total employment in the service industry increased by 72,300 between May 2006 and May 2007.

Budget Process

The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the

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General Assembly in 1925, sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29.9% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

The enacted General Fund budget for fiscal year 2007-2008 is $20,658.3 million, which includes $18,967.5 million to fund the continuation of programs at existing service levels, $1,994.2 million to fund new programs and to expand the service levels of existing programs, and $303.4 million in reductions. The enacted General Fund budget for fiscal year 2008-2009 is $20,685.7 million, which includes $19,492.6 million for continuation of programs at existing service levels, $1,559.9 million to fund new programs and expand the service level of existing ones and $366.8 million in reductions. This budget continues the Governor’s commitment to construct a fiscally responsible, sustainable budget that builds the Savings Reserve Fund and invests in the State’s infrastructure to preserve the State’s AAA bond rating.

State Revenues and Expenditures

The State ended fiscal year 2006-2007 with a general fund balance of $2,303.3 million which was above the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income (9.01%) and corporate income (37.1%). However, sales and use tax revenues were slightly below budgeted forecast. Therefore, the State closed fiscal year 2006-2007 with a $1,221.2 million unreserved fund balance and various reserves funded at $1,082.1 million, including $786.6 million in the “Rainy Day” savings reserve.

As of April 17, 2007, general obligations of the State of North Carolina were rated ‘‘Aaa’’ by Moody’s and ‘‘AAA’’ by S&P and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

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Pennsylvania Fund:

State Economy. The Commonwealth of Pennsylvania (the “Commonwealth” or “Pennsylvania”) is the sixth most populous state in the nation. Pennsylvania’s economy, which historically had been identified with heavy industry, has changed over the last thirty years with the decline of the coal, steel and railroad industries. With these changes, the Commonwealth’s business environment has evolved, and Pennsylvania has developed a more diversified economic base. This evolution was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.2 billion in crop and livestock products annually. Over 58,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands- nearly one-third of the Commonwealth’s total land area.

Non-agricultural employment in Pennsylvania over the ten years ending in 2006 increased at an annual rate of 0.7%. This rate compares to a 0.8% rate of increase for the Middle Atlantic region and a 1.2% rate of increase for the nation, as a whole, over the same period.

Non-manufacturing employment in Pennsylvania has increased in recent years to 88.3% of the total employment in 2006. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 11.7% of 2006 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2006, the services sector accounted for 40.6% of all non-agricultural employment while the trade sector accounted for 19.6%.

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Pennsylvania’s annual average unemployment rate was substantially equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7% in 2003. Rebounding economic growth resulted in a decrease in the Commonwealth’s unemployment rate to 4.7% in 2006. From 2002 through 2005, Pennsylvania’s annual average unemployment rate was at or below the national average. As of March 2008, the most recent month for which data is available, unemployment rate for the Commonwealth was 4.9%, slightly less than the national average.

State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor no later than the first full week of February. The Pennsylvania Constitution requires that the Governor’s budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth’s fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year’s estimated revenues, plus (less) the un-appropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the un-appropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

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Pennsylvania uses the “fund” method of accounting. For purposes of governmental accounting, a “fund” is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund’s special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money’s received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. During the five year period ending with fiscal 2006, total revenues and other sources increased by an average of 6.3% annually. Tax revenues during this same period increased by an annual average of 7.4%. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2001 through 2006 rose at an average annual rate of 4.9%.

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Fiscal Year 2007. On a budgetary basis, total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27.194 billion. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $27.008 billion. As a result of Commonwealth financial operations during fiscal year 2007, the preliminary un-appropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was $707.9 million. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($176.9 million) the fiscal year 2007 final un-appropriated surplus balance was $530.9 million as of June 30, 2007.

General fund revenues of the Commonwealth for fiscal year 2007 exceeded estimates by $649.6 million (2.4%), and grew by $1.5 billion (6.2%) over fiscal year 2006 levels. Personal and corporate income tax and sales tax receipts paced the gain in revenues Fiscal year 2007 state-level expenditures increased by 6.6% over fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007. The fiscal year 2007 budget continued to utilize intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007.

Fiscal Year 2008 Budget. The adopted fiscal year 2008 budget appropriates $27.196 billion of Commonwealth funds against estimated revenues net of tax refunds and proposed tax reduction, of $27.118 billion. The $77.6 million difference between estimated revenues and recommended appropriations is to be funded by a partial draw down of $530.9 million from fiscal year 2008 beginning balance.

The fiscal year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4% growth in gross domestic product from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by

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$435 million or approximately 1.2% prior to reserves for refunds. Fiscal year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8%, while receipts from the sales and use tax are estimated to decrease by 0.7% over fiscal year 2007 receipts. Corporate net income tax receipts are expected to decrease by 0.6% compared to fiscal year 2007 receipts.

The national economic downturn, including the pronounced housing slump, is also adversely impacting the Pennsylvania economy. As a consequence more conservative estimates regarding Commonwealth revenue growth have been employed. General Fund revenue estimates incorporated in the enacted budget for fiscal year 2008 included a projected growth in receipts of 1.1% while actual receipts through April 2003 have grown by 3.2% on a year-over-year basis.

The Commonwealth’s fiscal year 2008 enacted budget included significant increases in funding for local school districts. The enacted budget also included funds for an initiative “Prescription for Pennsylvania” which would implement a plan designed to increase access to affordable health care coverage for all Pennsylvanians, as well as additional funds to increase the coverage of the children’s health insurance program called “Cover All Kids”, which is intended to expand available health insurance to all Pennsylvania children not covered by insurance.

The preliminary fiscal year ending unappropriated balance, net of lapses and supplemental appropriations is currently estimated to be nearly $530.9 million for fiscal year 2008. Following a statutorily-required 25 percent transfer to the Budget Stabilization Reserve Fund, the 2007 fiscal year ending unappropriated balance is currently estimated to be nearly $400.1 million.

Fiscal Year 2009 Proposed Budget.

In February 2008, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2009 budget, that was submitted by the Governor on February 5, 2008. The fiscal year 2009 budget recommends appropriations totaling $28.337 billion against estimated revenues of $27.940 billion. The $397 million difference is to be funded by a draw down of the anticipated $400 million surplus balance. The fiscal year 2009 budget includes material property tax reduction which are to be funded from the proceeds of expanded gaming in the Commonwealth. Education funding and funding for affordable healthcare are expanded under the fiscal year 2009 budget.

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Further legislative debate is anticipated before both houses adopt the General Appropriation Bill. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30. In the event that the General Assembly fails to pass, or the Governor fails to sign, an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) without voter approval, debt to suppress insurrection or rehabilitate areas affected by man-made or natural disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. Under the Pennsylvania Constitution the total debt limitation for capital projects as of February 29, 2008 was $44.312 billion. Outstanding net general obligation debt of the Commonwealth totaled approximately $7,834.0 billion at the end of fiscal year 2007.

Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated by S&P and by Moody’s. The Commonwealth’s $702,405,000 General Obligation Bonds Second Series A and B of 2007 and First Refunding Series of 2007, dated on December 13, 2007, were rated Aa2 by Moody’s, AA by Standard and Poor’s and AA by Fitch.

City of Philadelphia. The City of Philadelphia (the “City” or “Philadelphia”) is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.

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The Pennsylvania Intergovernmental Cooperation Authority (‘‘PICA’’) was created by Commonwealth legislation in 1991 to assist Philadelphia, in remedying its fiscal crises. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia which, as of June 30, 1992, stood at the amount of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

No further bonds may be issued by PICA, as its authority to issue debt has expired. Nonetheless, its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds. Philadelphia’s general obligation bonds are rated BBB by Standard & Poor’s, Baa1 by Moody’s and BBB+ by Fitch. The School District of Philadelphia, a political subdivision with the authority to issue its own obligations, is now under Commonwealth control, as it is experiencing significant financial difficulties.

Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident. Approximately 3,150 suits remain open against the Commonwealth.

South Carolina Fund:

South Carolina’s economy was predominantly dependent on agriculture until well into the twentieth century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the state’s economy has undergone a gradual transition to other activities.

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In 2006, the leading contributors to South Carolina’s gross state product were the trade, transportation and utilities industries (20%), manufacturing (19%), followed by government (14%).During the years 2001-2006, the fastest growing contributors to real gross state product were the information industry (10% average annual growth), wholesale and retail trade (4%, each). Manufacturing grew marginally at 1%. From 2001-2006, South Carolina’s gross state product grew at an average annual growth rate of 2.5%, in contrast to 3.5% for southeastern states and 3.0% for the nation.

South Carolina’s unemployment rate at December 31, 2007 was 6.1%, down 0.2% from December 31, 2005. By comparison, the unemployment rate was 4.5% for the southeastern states, and 4.8% for the nation. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. Over the past four years, South Carolina’s unemployment rate has trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While South Carolina’s economy is generating jobs, not enough jobs were created to address the expanding labor force. Strongest job growth through the period 2001-2006 occurred in the professional and business services industry (83,000 jobs, 4.1% average annual growth), followed by trade, transportation and utilities (33,400, 1.9%), education and health services (29,700, 3.2%), leisure and hospitality (28,100, 2.8%), government (24,600, 0.7%), and other services (20,300, 3.0%). During the same period, the State’s manufacturing center declined by 72,100 jobs (2.7%).

In 2007, the State’s per capita income increased to $31,560 or 4.0% year over year, compared to an increase of 4.6% for the southeast and 4.9% for the nation. The State’s per capita income was 80.4% of the national per capita income (compared to 81.1% in 2006) and 88.5% of the southeast (compared to 89.0% in 2006) per capita income.

For the calendar year 2006, the South Carolina Department of Commerce reported $2.998 billion in new capital investments that are expected to create about 14,420 new jobs. About 10,200 jobs were created in the State’s rural areas. Manufacturing was the leading sector for investment (66%) and job creation (57%).

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Tennessee Fund:

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State’s economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State’s fiscal year runs from July 1 through June 30.

In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by 0.5% to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government. Specifically, the bill increased the State sales tax on most non-food items from 6% to 7% effective July 15, 2002, and allows for a maximum combined State and local sales tax rate of 9.75%. Additionally, the bill increased the State excise tax from 6% to 6.5%, increased the business tax rate 50% effective September 2002, raised the rates of professional privilege taxes, increased taxes on alcoholic beverages and tobacco products, and broadened the existing coin-amusement tax. The Tennessee Department of Revenue reports it received $8.41 billion in collected revenues in 2006 and $9.04 billion in 2007, an increase of 7.46%. However, in 2008 the Department of Revenue expects to receive $9.181 billion in collected revenue, a gain of only 1.6%.

The Legislature also authorized the placement of a lottery referendum on the November 2002 ballot. On November 5, 2002, Tennessee citizens voted to remove the State constitutional prohibition on lotteries, granting the General Assembly the authority to create a lottery. The constitutional amendment provides that lottery profits may only be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities

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and early learning and after school programs. The Tennessee Education Lottery Corporation reports that the State realized about $275 million in profits for education in 2007 and up to $278 million in profits are being projected for 2008. According to the Tennessee Comptroller of the Treasury, lottery revenues are highly volatile, and some research suggests that though there may be rapid initial growth in revenue generated from lotteries, such growth is often followed by years of stagnant or declining revenue.

Despite these changes, the State of Tennessee faces a recurring budget crisis for this fiscal year. Tennessee does not presently impose an income tax on personal income and relies primarily on the sales tax for revenue. In recent years, the General Assembly has considered, but did not pass, income tax legislation. Again, in 2002, the Legislature debated, but did not pass, income tax legislation. Since 1999, Tennessee’s budget has fallen short of annual projections, and the recurring budget crisis could lead to further financial difficulties for the State. The slowdown experienced this past year has lessened taxable sales growth, resulting in pressure on the state budget and the budgets of local governments across the State.

The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State’s economy generally became inconsistent in its performance. In 1997 the State’s economy began to reaccelerate, but it slowed beginning in 1998, with only modest economic gains through 2001. In more recent years, the Tennessee economy has benefited from the relatively strong pattern of national growth. However, in 2007 the Tennessee economy followed the decline of national economy as the housing market slumped and banks tightened credit availability. Growth is expected to decelerate further in 2008 and is predicted to be weaker than in the past two years. Stronger growth is expected to reemerge when the housing market begins its turnaround perhaps sometime in the fourth quarter of this year.

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Tennessee has the highest personal bankruptcy rate in the nation and experts predict even more filings next year because of the slowing economy. According to a report released by the Federal Deposit Insurance Corp., the rate of personal bankruptcy filings in Tennessee during the first quarter of 2008 was more then double the national average.

Tennessee taxable sales growth has slowed appreciably on a year-over-year basis, with the last three quarters of 2007 showing gains of less than 4.0%. The many burdens currently placed on consumers, including the housing slump, gas prices and rising cost of food, have contributed to the slowdown. Tennessee taxable sales were approximately $92.69 billion in 2006, $96.51 billion in 2007 and will likely be about $99.90 billion in 2008, an increase of about 3.5%.

The positive effects of tourist and tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourist and tourism expenditures, however, and Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. In 2006, Tennessee’s tourism generated a $13.4 billion economic impact to the state’s economy, a $1 billion increase for the second consecutive year. More than 181,000 Tennesseans are now employed in the state’s tourism industry. Payroll generated by direct travel spending grew 3.1% to $5.1 billion in 2006. Tennessee's 49,750,000 overnight and day-trip visitors provided more than $1 billion in state and local sales tax revenues for the second consecutive year.

Personal income grew 6.1% in 2000, but has been deteriorating since, slowing to only 3.8% in 2001, the slowest in more than a decade and trailing the national pace of expansion. Quarterly personal income for Tennessee seasonally adjusted at annual rates increased continuously for all of 1995 through 2000. Personal income growth improved in 2002, yielding a gain of 3.6%. Over the past year personal income grew to 5.1%, slightly less when compared to growth rate of 2006 at 5.7% and lagging behind the nation’s rate of growth of 6.2%. Inflation-adjusted personal income per capita is expected to grow at compounded annual growth rate of 2.5% through 2010. The State’s personal income per capita is expected to rise to 90.0% of the national average by 2011, up from about 89.5% in 2002. Such growth is projected to reverse a trend started in the mid-1990s where the gap between the State and nation actually widened.

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State labor markets showed signs of softening in 2007. Although the labor force in the State grew 1.7% in 2007, that is down from 2.4% growth in the previous year. The State unemployment rate bottomed out at 4.0% in August, which is rather positive considering the overall weakening of the economy. Nonagricultural job growth was up only 0.8% for 2007, compared to the 1.5% growth in 2006, which is the weakest annualized job growth since 2003 when Tennessee saw jobs fall at a rate of 0.1%. Construction jobs are expected to fall by 0.4% in 2008, as the inventory of unfinished homes decreases and business investment slows.

Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. Manufacturing employment currently represented 13.9 % of all nonagricultural jobs in Tennessee compared to 10.1% for the nation last year. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment. Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973. Between 1999 and the second quarter of 2002, nearly 45,000 jobs were lost in manufacturing. In 2001, manufacturing job losses totaled 5.6%, with a 6.5% contraction in durable goods manufacturing and a 4.2% downturn in non-durable goods manufacturing. The manufacturing sector continued to suffer in 2007 as evidenced by a 2.5% decline in manufacturing job growth despite the fall in the dollar that has helped boost manufacturing exports elsewhere in the country,. Analysts predict that the State’s manufacturing sector, which has shed jobs going back to 1999, will continue to struggle through 2008.

Agriculture also remains an important sector of the Tennessee economy, accounting for 11.7% of the State’s economy. While Tennessee has experienced a continued downward spiral in farm income, 2002 may have marked the bottom as the agriculture sector turned the corner to a more optimistic outlook. Tennessee tobacco acreage and income are expected to continue their substantial decline, causing tobacco to fall to the State’s second leading cash crop behind cotton, and short-term recovery is viewed as unlikely. Agriculture production declines were partially offset by a modest price recovery in 2002, though levels are still below those seen in the mid-1990s, and the Tennessee livestock sector remains relatively strong. Tennessee ranks among the top five timber-producing states,

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producing $390 million in timber income in 2003. However, net farm income for Tennessee farmers decreased from $942 million in 2005 to $722 million in 2006. Most of the decrease in net farm income is attributed to a decrease in direct governmental payments from $509 million in 2005 to $326 million in 2006. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make agricultural production in 2008 difficult to predict.

The crops outlook for 2007 showed corn production was up by 40% despite a drought and lower yields due to the increase in planted acres driven by an unprecedented demand for ethanol as a large number of corn-to-ethanol plants were scheduled to come online in mid-2007. Cotton acreage in Tennessee fell by 200 thousand acres while soy bean acres fell from 1.16 million acres to 1.04 million acres. The price increases for soybeans, wheat and other crops lagged behind corn. Farmers across the country followed similar path, making a shift to corn.

The State’s population was estimated in 2007 at approximately 6.16 million, an increase of 14.5% from 1997. The U.S. Census Bureau predicts over the next thirteen years, Tennessee’s population will increase by an additional 10.1% to 6.78 million by the year 2020. A U.S. census study projects that, during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. The greatest growth is expected to occur in the Nashville MSA, which, in 1995, passed the Memphis MSA as the largest metropolitan population center in Tennessee for the first time. The largest population decline is expected in the rural counties of northwest Tennessee.

Fitch Ratings, Moody’s Investors Service, Inc., and Standard & Poor's Ratings Services (“Standard & Poor’s) have given the General Obligation Bonds, 2007 Series A ratings of AA+, Aa1, and AA+, respectively. Such ratings reflect only the respective views of such organizations and an explanation of the significance of a rating may be obtained only from the rating agency furnishing the same. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.

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Virginia Fund:

In Virginia, the major sources of personal income were the service industry (32.7%), state and local government (8.8%), the wholesale and retail trade industry (7.6%), the finance, insurance and real estate industry (6.4%), civilian federal government (6.2%), the manufacturing industry (6.1%), the construction industry (5.6%) and military federal government (5.3%). As of 2006, per capita personal income was $39,564. As of July 2007, Virginia’s population was 7.7 million. From 1997 through 2007, the percentage of unemployment in Virginia has been less than the national unemployment rate. In 2007, the unemployment rate in Virginia was 3.1% compared to 4.6% nationally. Taxable retail sales in Virginia for 2006 totaled $89.5 billion.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. The general fund balance on a budgetary basis rose by $65.1 million in fiscal year 2007, an increase of 2.3% from fiscal year 2006. Overall tax revenues increased by 4.2% from fiscal year 2006 to fiscal year 2007. Overall expenditures rose by 11.3% from fiscal year 2006 to fiscal year 2007. Of the $2.96 billion general fund balance as of June 30, 2007, $1.2 billion was reserved in the revenue stabilization fund. As of June 30, 2007, the total outstanding tax-supported debt was $7.3 billion.

General obligations of cities, towns or counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

As of June 1, 2008, the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds.

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West Virginia Fund:

West Virginia is among the nation’s leading states in coal, oil and gas production. Recent increases in energy prices have brought an increase in State tax revenues attributable to these industries. Although West Virginia’s economy continues to diversify, with growth in services, education and health, the government sector, tourism and retail trade, increased energy prices have resulted in that sector accounting for a greater percentage of the State’s gross domestic product. The State continues to make a significant effort to grow the wood products, poultry processing and technology industries. West Virginia’s tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor’s Office and the State Legislature have placed great emphasis upon economic development, and the Legislature has enacted a number of statutes designed to foster economic growth.

Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 2007 was 4.6%, down from 4.9% in 2006 and the lowest annual average unemployment rate for the State on record. However, data from the first four months of 2008 show unemployment back above 5.0% in West Virginia, as in the rest of the nation. According to data from the U.S. Department of Commerce, West Virginia again ranked 49th among the states in per capita personal income for 2007.

The West Virginia Treasurer’s Office compiles an Annual Debt Capacity Report, addressing various issues of debt management by State government. Among other things, this report attempts to determine whether the State is reaching its goal of keeping key debt ratios in the “average to low range of nationally recognized debt limits.” According to the Annual Debt Capacity Report for the period ended June 30, 2007, the State had net tax supported debt (“NTSD”) outstanding of $1.60 billion, a decrease from $1.68 billion in 2006. Servicing this debt accounts for 4.88% of the State’s general revenue fund. This amount is below the 5% cap necessary to keep the ratio in the low range of nationally recognized debt limits. Other ratios concerning the State’s NTSD are: 3.74% of revenues (below the recommended cap of 4%), and 3.02% of personal income (above the recommended cap of 3%). As of June 30, 2006, NTSD was $886 per capita (below the recommended cap of $1,000 per capita), and represented 2.27% of assessed value (above the recommended cap of 2%).

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According to the 2007 Debt Capacity Report, West Virginia maintained its rating of Aa3 with Moody’s Investor Services. States with the same Aa3 rating from Moody’s, as of October of 2006, include Arizona, Connecticut, Illinois, Maine, Michigan, Mississippi, New Jersey, New York, Oklahoma, Rhode Island and Wisconsin.

The West Virginia State Treasurer’s Office also periodically issues an unaudited Debt Position Report. The most recent such report reflects the State’s debt position as of December 31, 2007. According to the Debt Position Report, approximately $673 million (net of escrowed bonds) of West Virginia’s $1.56 billion of NTSD (as of December 31, 2007) consisted of general obligation bonds, a decrease from $702 million at the end of 2006. Issuance of general obligation debt requires an amendment to the West Virginia Constitution which must be approved by a two-thirds vote of both houses of the Legislature and a majority of the State’s voters. West Virginia has not issued any “new money” general obligation debt since July of 2001.

Like many states, West Virginia faces a future clouded by under-funded pension and other post-employment benefit plans. Although West Virginia voters in 2005 rejected a proposed plan to issue approximately $5.5 billion of pension obligation bonds to close the under-funding gap, the Legislature and Governor have consistently applied recent revenue surpluses to pay down the pension shortfall, thereby lessening the burden in future years. Over the last four years, the Legislature has used nearly $700 million of revenue surpluses to pay down pension debt ahead of schedule. In addition, in June of 2007, West Virginia sold bonds backed by the State’s portion of the multi-state settlement of tobacco litigation, with the bond net proceeds of $807 million going to further shore up the Teacher’s Retirement System (“TRS”), the most under-funded of the State’s pension plans. The TRS is now about 51 percent funded, in contrast to a funding level of about 22 percent in 2005. However, West Virginia’s transition to a defined contribution retirement plan for its teachers recently hit a snag when the accounts of many individual teachers failed to provide adequate funding for retirement. In 2007, the Legislature allowed a vote by teachers to return to the under-funded defined benefit pension plan, and that option was chosen by about 78% of eligible teachers. Funding implications for

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the TRS as a result of this change have not yet been calculated, but a special session of the Legislature is scheduled for late June of 2008 to determine what extra funding is necessary to maintain the system’s improved standing.

Legislation privatizing workers’ compensation became effective in January of 2006, and has resulted in significant savings for some employers. The former, state-run workers’ compensation agency had amassed debt in excess of $3 billion, which is now authorized to be paid off through special-revenue bonds. Under the legislation, a state-run employers’ mutual insurance company, called BrickStreet, handles all claims, and BrickStreet enjoys a monopoly until July of 2008. Other insurers that write workers’ compensation policies may compete with BrickStreet for private employers effective July 1, 2008. Public employees will continue to be covered by BrickStreet through 2012. Media reports indicate that at least 23 insurance companies have expressed interest in the West Virginia market when it is opened for competition.

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Statement of Additional Information

Part II

Part II of this SAI, updated through June 1, 2008, as amended or supplemented from time to time, describes policies and practices that apply to the Funds in the MFS Family of Funds. References in this Part II to a “Fund” mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

I.	DEFINITIONS

“Employer Retirement Plans” - includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary”- includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration, and any other institutions having a selling, administration or other similar agreement with MFD, MFS or one of its affiliates.

“Majority Shareholder Vote” - as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“1940 Act” - the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

II.	MANAGEMENT OF THE FUND

Trustees/Officers

Board Oversight — The Board of Trustees which oversees the Fund provides broad supervision over the business and operations of the Fund.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust are set forth in Appendix A of this Part II.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix B to this SAI Part II.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007, is available without charge by visiting mfs.com and clicking on “Proxy Voting” and by visiting the SEC’s Web site at http://www.sec.gov. From January 1, 2007, through May 30, 2008, Institutional Shareholders Services, Inc., voted proxies on behalf of MFS Union Standard Equity Fund.

Investment Sub-Advisers – MFS has engaged Sun Capital Advisers LLC (referred to as Sun Capital) to act as sub-adviser with respect to the real estate related portion of the MFS Diversified Income Fund’s portfolio. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”), a corporation organized in Canada as well as an affiliate of MFS. Sun Life Financial and its affiliates currently transact business in Canada, the United States and Asia Pacific region. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial Inc. is located at 150 King Street West, Toronto, Canada, M5H 1J9.

Sun Capital is a Delaware limited liability company and a registered investment adviser. Sun Capital provides investment management and supervisory services to mutual funds and institutional accounts.

MFS has engaged Valley Forge Capital Advisors, Inc. (referred to as Valley Forge), to act as sub-adviser with respect to the MFS Sector Rotational Fund’s portfolio. Valley Forge is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. Valley Forge is 56% owned by George M. Mara and 20% owned by Maryanne P. Mara.

Valley Forge is a Delaware corporation and a registered investment adviser. Valley Forge provides investment management and supervisory services to mutual funds, high net worth individuals and institutional accounts.

MFS has engaged UBS Global Asset Management (Americas) Inc. (referred to as UBS) to act as sub-adviser to manage MFS Diversified Target Return Fund’s exposure to markets, asset classes and currencies through the use of derivative instruments. UBS is located at One North Wacker Drive, Chicago, Illinois 60606. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division.

UBS is a Delaware corporation and a registered investment adviser. UBS provides investment management and supervisory services to mutual funds and institutional accounts.

Unless otherwise noted, all references to “sub-adviser” shall include Sun Capital with respect to that portion of MFS Diversified Income Fund for which Sun Capital provides day-to-day investment advisory services, Valley Forge for MFS Sector Rotational Fund, and UBS for the portion of MFS Diversified Target Return Fund for which UBS provides investment advisory services.

Investment Advisory Agreement — MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading “Management of the Fund(s).”

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are “not affiliated” with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. (“MFD”), provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Sub-Advisory Agreements – Sun Capital serves as the MFS Diversified Income Fund’s Sub-Adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Sun Capital (for the purposes of this paragraph, the “Sun Capital Sub-Advisory Agreement”). The Sun Capital Sub-Advisory Agreement provides that the Adviser delegates to Sun Capital the authority to make investment decisions for a portion of the MFS Diversified Income Fund (for the purposes of this paragraph, the “Fund”). Sun Capital will provide portfolio management services for the portion of the Fund’s assets invested in REITs (“real estate investment trust”) and other real estate related investments. For these services, the Adviser pays Sun Capital an investment advisory fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the Fund’s average daily net assets managed by Sun Capital. The Sun Capital Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Sun Capital Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Independent Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days’ written notice. The Sun Capital Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sun Capital Sub-Advisory Agreement.

Valley Forge serves as the MFS Sector Rotational Fund’s sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Valley Forge (for purposes of this paragraph, the “Valley Forge Sub-Advisory Agreement”). The Valley Forge Sub-Advisory Agreement provides that the Adviser delegates to Valley Forge the authority to make investment decisions for the MFS Sector Rotational Fund (for the purposes of this paragraph, the “Fund”). For these services, the Adviser pays Valley Forge an investment advisory fee, computed and paid quarterly in arrears, in an amount equal to 0.35% annually of the first $1 billion of the fund’s average daily net assets; 0.30% annually of the fund’s average daily net assets in excess of $1 billion and up to $2.5 billion; 0.25% annually of the fund’s average daily nets assets in excess of $2.5 billion and up to $5 billion; and 0.20% annually of the fund’s average daily net assets in excess of $5 billion. The Valley Forge Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the Valley Forge Sub-Advisory Agreement or interested persons of any such party. The Valley Forge Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Valley Forge on not less than 60 days’ written notice. The Valley Forge Sub-Advisory Agreement specifically provides that neither Valley Forge nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Valley Forge Sub-Advisory Agreement.

UBS serves as the MFS Diversified Target Return Fund’s sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and UBS (for the purposes of this paragraph, the “UBS Sub-Advisory Agreement”). The UBS Sub-Advisory Agreement provides that the Adviser delegates to UBS the authority to make investment decisions for a portion of MFS Diversified Target Return Fund (for the purposes of this paragraph, the “Fund”). For these services, the Adviser pays UBS an investment advisory fee, computed and paid monthly in arrears, at the annual rate of 0.28% of the first $1 billion of the fund’s average daily net assets; 0.185% of the next $1.5 billion of the fund’s average daily net assets; and 0.16% of the fund’s average daily net assets in excess of $2.5 billion. The UBS Sub-Advisory Agreement will continue in effect after its initial two year period provided that such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the UBS Sub-Advisory Agreement or interested persons of any such party. The UBS Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or UBS on not less than

60 days’ written notice. The UBS Sub-Advisory Agreement specifically provides that neither UBS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the UBS Sub-Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services.

As of January 1, 2008, the annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund’s average daily net assets (except that Funds investing primarily in shares of other MFS Funds pay only $17,500):

On the first $50,000,000 in assets	0.0000%
Over $50,000,000 in assets	0.0121%

These fees are subject to maximum fees.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives an asset-based fee from each Fund based on the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC may also contract with other affiliated and unaffiliated service providers to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting and other shareholder services, including without limitation recordkeeping, reporting, and transaction processing services. Payments made under these agreements are based on the Fund’s average daily net assets and/or the Fund accounts serviced by the service provider.

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund which invests in other MFS Funds (“MFS fund-of-funds”) and each underlying fund in which an MFS fund-of-funds invests (“underlying funds”), the underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds.

Distributor

MFS Fund Distributors, Inc. (“MFD” or the “Distributor”), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

See Appendix D to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

Program Manager(s)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which 529 share classes are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs’ compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement. The Fund’s 529 share classes may also be offered through qualified tuition programs for which MFD does not serve as program manager.

Under the Agreement, the Fund pays MFD a fee of up to 0.10% annually of the assets attributable to the 529 share classes. MFD pays all or a portion of this fee to third parties.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

Code of Ethics

The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (“the 1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund.

Securities transactions by some of these persons may be subject to prior approval of the Adviser’s or sub-adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

SALES CHARGE WAIVERS

In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of Class A, Class A1, and Class 529A shares, and the CDSC paid to MFD and imposed upon redemptions of Class A, Class A1, Class B, Class B1, Class C, Class 529B, and Class 529C shares, are waived. These circumstances are described in Appendix C of this Part II. The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

DISTRIBUTION PLAN

The Trustees have approved a plan for all funds (except the MFS Money Market Fund and the MFS Government Money Market Fund) in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, Class W and Class J shares (the “Distribution Plan”). The Fund has not adopted a Distribution Plan with respect to its Class A1, Class I or Class R4 shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and minimize redemptions, as well as to assist in the servicing and maintenance of shareholder accounts. Increasing a Fund’s net assets through sales of shares, or minimizing reductions in net assets by minimizing redemptions, may help reduce a Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.10%	0.25%	0.35%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.25%	0.25%	0.50%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%
Class W	0.10%	0.00%	0.10%
Class J	0.70%	0.25%	0.95%

In certain circumstances, the fees described above may not be implemented, are being wholly or partially waived, or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions “Expense Summary” and “Description of Share Classes - Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund may pay MFD a service fee based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, or Class J shares, as appropriate) annually. Class W shares do not pay a service fee. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. In addition, with respect to Class A shares of Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Fund, MFS High Income Fund, MFS Total Return Fund, MFS Research Fund, MFS Strategic Income Fund, MFS Bond Fund and MFS Core Equity Fund, to the extent that Class A service fees do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the Distribution Plan for distribution-related expenses. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive service fees.

Distribution Fees

The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix D of this Part II.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in Appendix E of this Part II is a description of investment strategies which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such strategies are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment strategies. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

Money Market Funds

The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see “Determination of Net Asset Value” below for a list of days that the Exchange is closed).

For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder’s account.

It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

Other Funds

Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of these Funds consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (which is defined as any partnership (x) whose interests are traded on an established securities market or whose interests are readily traded on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. In the case of the Fund’s investment in loan participations, the Fund shall treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b). Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund’s foreign-source income, if any, may be subject to foreign withholding taxes, which could decrease the Fund’s return on the underlying investments. If the Fund failed to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as dividend income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) (“Capital Gains Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

Capital Loss Carryforwards— Distributions from capital gains are generally made after applying any available capital loss carryforwards. The amounts and expiration dates of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction— A portion of the dividends the Fund receives from U.S. corporations is normally eligible for the dividends-received deduction for corporate shareholders if the shareholder otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

Disposition of Shares— In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Capital Gain Dividends and exempt-interest dividends, if any, will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “Non-U.S. Person”) are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an “interest-related dividend”), and (ii) distributions (other than (a) distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses (a “short-term capital gain dividend”), in each such case to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain dividends. As of the date of this SAI, it is unclear whether the legislation will be enacted. The Fund does not currently intend to, but may in certain circumstances, designate distributions as interest-related dividends or as short-term capital gain dividends except with respect to shares of Research Bond Fund J . In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined very generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

In the case of a Fund that would be a USRPHC but for the exceptions from the definition of USRPIs (described above), amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. Under current law, any direct USPRI gain the Fund recognizes does not retain its character as USPRI gain in the hands of foreign shareholders of the Fund, although this may change if certain legislation is enacted. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5% or smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term gain or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Before January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that was a USRPHC and was also “domestically controlled.” It is possible that Congress will extend this exemption from withholding to the current or future years, but no such legislation has been enacted as of the date of this SAI.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

Foreign investors in the Fund should consult their tax advisers with respect to the potential application of the these rules.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 28% and will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisors in the regard. The back-up withholding rules may also apply to distributions that are properly designated as exempt-interest dividends.

Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Mortgage Pooling Vehicles — Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Person, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code generally to mean governmental and certain other tax-exempt organizations) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

Under current law, the Fund serves to “block” the attribution of UBTI to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT that invests in the Fund should not recognize UBTI as a result of the Fund recognizing “excess inclusion income.” Rather, as described above, the Fund will be subject to a tax on that portion of its “excess inclusion income” that is allocable to the CRT (and any other disqualified organizations) for the taxable year at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable to CRTs in light of the December 2006 CRT legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Derivatives, Hedging, and Related Transactions — The Fund’s transactions in options, futures contracts, forward contracts, short sales, swaps, foreign currencies, and related transactions will be subject to special tax rules (which may include mark-to-market, constructive sale, notional principal contract, straddle, and wash sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year, these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character). Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes. The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains. Certain tax elections exist for straddles that may alter the effects with respect to those investments. These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders. The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Investments and Foreign Currencies — Special tax considerations apply with respect to any foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company. In addition, there is a remote possibility that such regulations may be applied retroactively. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in “passive foreign investment companies” on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.

Foreign Income Taxes — Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat as part of the amounts distributed to them by the Fund their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code and thus include those portions in their gross income for federal income tax purposes. Therefore, shareholders my in turn claim a credit or deduction on their income tax returns for their pro rata portions of such qualified taxes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Underlying Funds — If the Fund invests all of its assets in shares of underlying Funds, its distributable income and gains will normally consist entirely of distributions from the underlying Funds’ income and gains and gains and losses on the dispositions of shares of underlying Funds. To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying Funds) until it disposes of shares of the underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying Fund. In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying Fund shares that have generated losses. A wash sale occurs if shares of an underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying Fund thirty days before or after the date of the sale. The wash sale rules could defer losses of the Fund on sales of underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying Funds, rather than investing in shares of the underlying Funds. For similar reasons, the character of distributions from a Fund (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying Funds.

If the Fund received dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as “qualified dividend income,” then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying Fund.

Depending on the Fund’s percentage ownership in an underlying Fund before and after a redemption of shares of such underlying Fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Fund. This would be the case where the Fund holds a significant interest in an underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as “qualified dividend income;” otherwise, it will be taxable as ordinary income.

The fact that a Fund achieves its investment objectives by investing in underlying Funds will generally not adversely affect the Fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Funds. Furthermore, if the Fund is a QIE and invests in an underlying Fund that is a QIE, a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the underlying Fund.

Under the current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying Fund do not contribute to this 50% threshold.

Special Rules for Municipal Fund Distributions

The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax (“Municipal Funds”).

Tax-Exempt Distributions — The portion of a Municipal Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets consists of tax-exempt securities at the close of each quarter of the Fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Taxable Distributions — A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption, proceeds from the disposition of certain market discount bonds, and income received in lieu of tax-exempt interest with respect to securities on loan) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

Consequences of Distributions by a Municipal Fund: Effect of Accrued Tax-Exempt Income — Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

Certain Additional Information for Municipal Fund Shareholders — Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

Consequences of Redeeming Shares — Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. To the extent not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received (or deemed received) with respect to those shares.

State and Local Income Taxes: Municipal Obligations — The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

Special Considerations for 529 Share Classes

The following special consideration applies specifically to the ownership of a Fund’ 529 share classes through a tuition program that qualifies under Section 529 of the Code.

The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay “qualified higher education expenses” are tax-free for federal income tax purposes. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary’s qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

For the purposes of this section, all references to the “Adviser” shall include Sun Capital with respect to the portion of the MFS Diversified Income Fund for which Sun Capital provides investment advisory services, UBS with respect to the portion of the MFS Diversified Target Return Fund for which UBS provides investment advisory services, and Valley Forge with respect to the MFS Sector Rotational Fund.

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Funds the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions, including the quality of the broker/dealer’s research.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Funds to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers (or affiliates of such broker/dealers) may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Funds (“Executing Brokers”), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (collectively, together with Executing Brokers, “Effecting Brokers”). In reliance on this interpretation the Adviser has entered into Commission Sharing Agreements with Executing

Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Funds pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered to be Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Funds’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by each of the Funds to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Funds’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Funds and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by brokers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research (“Research Firms”) as determined periodically by the Adviser’s investment staff (“Research Votes”). All trades with Research Firms will be effected in accordance with the Adviser’s obligation to seek best execution for its client accounts. The Adviser uses a research vote as a guide for allocating payments for Research to Research Firms. Payments for Research to Executing Brokers and other research providers who are registered as broker-dealers (“Broker Providers”) may occur through the use of commissions pooled pursuant to Commission Sharing Agreements (“Pooled Commissions”) or may be made pursuant to commissions paid on trades executed by a Broker Provider (“Trade Commissions”). To the extent that payments for Research to a Broker Provider are made pursuant Trade Commissions, the Adviser will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its research. However, the Adviser will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments made by the Adviser from its own resources to Research Firms that are not Broker Providers.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Funds’ portfolios as well as for one or more of the other clients of the Adviser or of any affiliate of the Adviser (or that the Adviser believes should no longer be held by the Funds’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) private funds or other accounts principally owned by the Adviser’s officers and employees or Trustees of any MFS fund which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser except accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner, which generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Funds or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets either for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account’s investment style to unaffiliated third parties or if the account is being offered to the general public. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Fund’s full securities holdings as of each month’s end	24 days after month end

Fund’s top 10 securities holdings as of each month’s end	14 days after month end

If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available. In addition, for fund’s that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, the top 10 aggregated equity holdings within the underlying MFS funds, and the top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds (Similarly Managed Investment Products). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of a sub-adviser, this determination may be made by a senior member of the sub-adviser’s legal or compliance departments (a “Sub-Adviser Authorized Person”); provided, however, an Authorized Person may override such determination. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund’s portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix G, of this SAI Part II or permit the recipients identified in Appendix G of this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

This list of recipients in Appendix G of this SAI Part II is current as of February 1, 2008, and any additions, modifications, or deletions to this list that have occurred since February 1, 2008, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix G of this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the “valuation time”) by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Money Market Funds

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the Fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

Non-Money Market Funds

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported that day, the position is generally valued at the last quoted daily ask quotation as provided by an independent pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by an independent pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as provided by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by an independent pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by an independent pricing service for proximate time periods.

Swaps are generally valued at valuations provided by an independent pricing service.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by an independent pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

Letter of Intent. Out of the shareholder’s initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder’s name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder’s order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the redemption of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days’ notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD’s discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

Exchange Privilege

Money Market Funds

If you exchange your shares out of MFS Cash Reserve Fund, MFS Government Money Market Fund, or MFS Money Market Fund into Class A (or Class 529A shares with respect to MFS Cash Reserve Fund) of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•	the shares exchanged from either Fund were acquired by an exchange from any other MFS Fund;

•	the shares exchanged from either Fund were acquired by automatic investment of dividends from any other MFS Fund; or

•	the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

Telephone Exchanges. No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust. Each Trust except MFS Series Trust XII and MFS Series Trust XV, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust XII and MFS Series Trust XV, or any series or class of MFS Series Trust XII and MFS Series Trust XV, may merge or consolidate or may sell, lease, or exchange all or substantially all of their assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time: 1) by a Majority Shareholder Vote; or 2) by the Trustees by written notice to the shareholders of that series or class.

The Trustees may cause a shareholder’s shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

Under the Declaration of Trust, the Fund may convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a Fund of Funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

APPENDIX A

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of May 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEES

Robert J. Manning(3) (born 10/20/63)	Trustee	April 2005; December 2004-March 2005 (Advisory Trustee); February – December 2004 (Trustee)	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(3) (born 8/08/46)	Trustee	April 2005; December 2004-March 2005 (Advisory Trustee); February – December 2004 (Trustee)	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES

J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Robert E. Butler(4) (born 11/29/41)	Trustee	January 2006	Consultant - regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capitol Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS

Robert J. Manning(3) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Maria F. Dwyer(3) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) and Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)

Christopher R. Bohane(3) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(3) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (Prior to April 2006). Dechert LLP (law firm), Counsel (prior to December 2004)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
David L. DiLorenzo(3) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(3) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(3) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(3) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(3) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Susan A. Pereira(3) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(3) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(3) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes & Gray, Associate (prior to April 2001).

James O. Yost(3) (born 06/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

[1]	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

[2]	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

[3]

“Interested person” of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

[4]

In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Each Trustee (except Messrs. Butler and Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2007, the Trustees served as board members of 98 funds within the MFS Family of Funds.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

June 1, 2008

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or, excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to include in the issuer’s proxy statement an annual advisory shareholder vote as to the company’s executive compensation practices during the previous year, to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, power of attorney requirements and late delivery of proxy materials. In these limited instances, MFS votes non-U.S. securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; and (v) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX C

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (ISC) and/or the CDSC is waived for the MFS funds’ share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFS that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers or other transactions from one account to the same class of the same fund of another account otherwise subject to a CDSC or an ISC will not be charged a CDSC or ISC so long as each account is held in your name or for your benefit (either individually or collectively) by MFSC or an affiliate. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix C, the term “ESP” includes employer sponsored plans, the term “SRO” includes salary reduction only plans, and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers

• Employer Retirement Plans.	✓

2. Benefit Responsive Waivers

• Distributions made from an IRA, SAR- SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		✓	✓	✓

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		✓	✓	✓

•        Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		✓	✓	✓

• Loan from 401(a) or ESP Plan.		✓	✓	✓

• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		✓	✓	✓

• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		✓	✓	✓

• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		✓	✓	✓

•        Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 59 1/2 years old.

✓

• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		✓	✓	✓

•        Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

			✓	✓

WAIVERS FOR 529 TUITION PROGRAMS:

Waiver Category	Sales Charge Waived
	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, pursuant to guidelines created by MFD from time to time.	✓	✓	✓

B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

•        The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	✓	✓	✓

C. Administrative Service Arrangements

•        Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

✓

D. Qualified Higher Education Expenses

•        Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		✓	✓

Waiver Category	Sales Charge Waived
	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
E. Scholarship

• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		✓	✓

F. Death of 529 Plan Beneficiary

• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		✓	✓

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment

• Shares acquired through dividend or capital gain reinvestment.	✓	✓	✓	✓

• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS funds pursuant to the Distribution Investment Program.	✓	✓	✓	✓

B. Affiliates of a MFS Fund/Certain Financial Advisers

• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life, or any of their subsidiary companies.	✓	✓	✓	✓

• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	✓	✓	✓	✓

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	✓	✓	✓	✓

•        Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	✓	✓	✓	✓

•        Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	✓	✓	✓	✓

• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	✓	✓	✓	✓

C. Involuntary Redemptions

• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		✓	✓	✓

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

D. Bank Trust Departments and Law Firms

•        Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	✓	✓

E. Investment of Proceeds From Certain Redemptions of Class I Shares

•        The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	✓	✓

F. Systematic Withdrawals

•        Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 1, 2007, with respect to Class B and Class 529B shares, or January 1, 2008, with respect to Class C and Class 529C shares, whichever is later, and reset annually thereafter).

			✓	✓

• Systematic withdrawals processed through National Securities Clearing Corporation (NSCC)			✓	✓

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

G. Death of Owner

•        Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		✓	✓	✓

H. Disability of Owner

•        Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

			✓	✓

I. Wrap Account and Fund “Supermarket” Investments

•        Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a “wrap” account, mutual fund “supermarket” account or a similar program under which such clients pay a fee to such dealer.

	✓	✓

J. Insurance Company Separate Accounts

• Shares acquired by insurance company separate accounts.	✓	✓

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

K. No Commissions Paid

• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		✓	✓	✓

L. Miscellaneous

•        In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

✓

APPENDIX D

FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of upfront commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Funds, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the Funds, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation. For calendar year 2007, gross sales of MFS Funds through financial intermediaries who received such compensation from MFD represented 60% of total gross sales of MFS Funds.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a MFS Fund’s purchase or sale of portfolio securities. However, the Funds and MFS do not consider financial intermediaries’ sale of shares of an MFS Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS Funds.

Commissions and Distribution Plan Payments

Class A, Class A1, Class 529A, and Class J Shares – General Provisions

For purchases of Class A, Class A1, Class 529A and Class J shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an upfront commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds:

Amount of Purchase	Upfront Commission as a Percentage of Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

Bond Funds:

Amount of Purchase	Upfront Commission as a Percentage of Offering Price
Less than $50,000	4.00%
$50,000 but less than $100,000	3.50%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

Short-Term Bond Funds:

Amount of Purchase	Upfront Commission as a Percentage of Offering Price
Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, Class 529A and Class J shares of certain specified Funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares. Also, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

Except as noted below, for purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

Cumulative Purchase Amount	Upfront Commission as a Percentage of Offering Price
On the first $10,000,000 plus	0.50%
Over $10,000,000	0.25%

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an upfront commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the upfront commission described above. In addition, such financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class A and Class A1-Specific Provisions

Except as noted below, for purchases of Class A and Class A1 shares not subject to an initial sales charge, MFD will generally pay financial intermediaries no upfront commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class A1 shares by accounts other than Employer Retirement Plans not subject to an initial sales charge, MFD will generally pay financial intermediaries an upfront commission of up to the following:

Cumulative Purchase Amount	Upfront Commission as a Percentage of Offering Price
On the first $10,000,000 plus	0.50%
Over $10,000,000	0.25%

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an upfront commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an upfront commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no upfront commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class W Shares

For purchases of Class W shares, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no upfront commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments: 529 administrative services fees as described in “Management of the Fund – Program Manager”; and shareholder servicing payments as described in “Management of the Fund—Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS Funds, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Funds or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments may be made on account of one or more of the following: business planning assistance; educating financial intermediary personnel about the various MFS Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services.; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

FINRA Member Broker/Dealers Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the member firms of FINRA (Financial Industry Regulatory Authority) to which MFD expects as of May 1, 2008, to make such payments from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the broker/dealers identified in this list that have occurred since May 1, 2008, are not reflected. In addition to member firms of FINRA, MFD also makes such payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
401(K) Investment Services, Inc.	Lincoln Investment Planning
ADP Broker-Dealer, Inc.	Linsco/Private Ledger Corp.
AG Edwards & Sons, Inc	Mass Mutual Life Ins. Co
AIG Financial Advisors, Inc.	Merrill Lynch, Pierce, Fenner & Smith Inc.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
American General Securities Incorporated	Metlife Securities Inc.
Ameriprise Financial Services, Inc.	Mid-Atlantic Securities, Inc.
BB&T Investment Services	M & I Brokerage Services, Inc
Bear, Stearns Securities Corp.	MML Investors Services, Inc
Becker & Suffern, LTD.	Morgan Keegan & Company, Inc.
Calvert Distributors, Inc.	Morgan Stanley DW Inc.
Charles Schwab & Co., Inc.	MSCS Financial Services, LLC
Chase Investment Services Corp.	Multi Financial Services, Inc.
Citigroup Global Markets Inc.	National Financial Services Corp.
Citistreet Advisors LLC	Nationwide Investment Services Corp
Clark Securities, Inc.	Northwestern Mutual Investment Services
Commonwealth Financial Network	One Group Dealer Services, Inc.
Crowell Weedon	Paychex Securities Corporation
CUNA Brokerage Services, Inc.	People’s Securities, Inc.
D.A. Davidson & Co.	Piper Jaffray & Co.
Edward Jones & Co	Primevest Financial Services, Inc.
Ferris Baker Watts, Inc.	PrincorFinancial ServicesCorporation
Financial Network Investment Corp.	Prudential Investment Management Services LLC
First Clearing Corporation	Raymond James & Associates, Inc.
Great West Life Assurance Co.	Raymond James Financial Services, Inc.
Hand Securities, Inc.	RBC Capital Markets Corp
Hewitt Financial Services LLC	Robert W. Baird & Co.
H.D. Vest Investment Services	Southwest Securities, Inc.
ICMA – RC Services, LLC	State Street Global Markets, LLC
IFMG Securities, Inc.	Sterne, Agee & Leach, Inc.
ING Financial Partners, Inc.	SunTrust Investment Services, Inc.
Janney Montgomery Scott, Inc.	T. Rowe Price Investment Services
J.J.B Hilliard Lyons	UBS Financial Services Inc.
John Hancock Mutual Life Ins. Co.	Uvest Financial Services Group
Lincoln Financial Advisors	Wachovia Securities, LLC
Wells Fargo Investments LLC

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. MFD makes payments for entertainment events it deems appropriate, subject to MFD’s policies and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX E

INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s prospectus or in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on asset-backed securities is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Because asset-backed securities may not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Asset Segregation: With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including, but not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. Assets segregated to cover these types of transactions can decline in value are not available to meet redemptions. For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid will be treated as the equivalent of “cash-settled” contracts. As such, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e. the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to “cash-settle,” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and “cash-settled” forward or futures contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Borrowing. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodity or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer‘s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depository receipts for those securities, securities of investment companies, and other similar interests in an issuer.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound‘s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. In the case of physically settled futures, it may not be possible to liquidate or close out the futures contract at any particular time or at an acceptable price. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract‘s market value. If the value of either party‘s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its futures commission merchant (FCM), if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators (collectively, “indicators”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Inverse Floating Rate Obligations. Inverse floating rate obligations have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floating rate obligations or other obligations or certificates structured to have similar features generally moves in the opposite direction as interest rates. The value of an inverse floating rate instrument can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floating rate obligations incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floating rate obligations may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities will be lent to qualified investors such as member firms of the New York Stock Exchange (the “Exchange”) (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix H for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state‘s or local government‘s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance. The financial strength of the companies issuing the bond insurance can vary.

In general, municipal insurance does not insure any risk other than nonpayment. Municipal insurance does not insure against market fluctuations which affect the price of a security. In addition, a municipal insurance policy will not insure (i) the payment of regularly scheduled debt service payments until maturity if an issuer redeems the municipal bonds prior to maturity in accordance with the call provisions of the municipal instrument; (ii) over the loss of prepayment or other acceleration payment which at any time may become due in respect of any instrument, (except for a mandatory sinking fund redemption; (iii) the payment of a prepayment or acceleration premium; or (iv) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A municipal insurance policy often reserves to the insurer the exclusive right to accelerate the instruments upon a payment default.

Because a significant portion of the municipal instruments issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal market as a whole.

The various insurance companies providing primary and secondary market insurance policies for municipal instruments are described below. Ratings reflect each respective rating agency’s assessment of the creditworthiness of an insurer and the insurer’s ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp. (AMBAC), a wholly owned subsidiary of Ambac Financial Group, Inc., is a guarantor of public finance and structured finance obligations. As of May 21, 2008, Ambac has earned “Aaa” ratings from Moody’s Investors Service, Inc., “AAA” ratings from Standard & Poor’s Ratings Services, and “AA” ratings from Fitch, Inc.

Assured Guaranty Insurance Co. (ASSD GTY) is a provider of financial guaranty insurance and reinsurance to the U.S. and global capital markets. As of May 21, 2008, Assured Guaranty has earned “Aaa” ratings from Moody’s Investors Services, Inc., “AAA” ratings from Standard & Poor’s Ratings Services, and “AAA” ratings from Fitch, Inc.

CIFG Assurance North America (CIFG) provides insurance for investment grade transactions in the structured finance, public finance and project finance markets in the US and Europe. As of May 21, 2008, CIGF has earned “Ba2” ratings from Moody’s Investors Services, Inc., “A+” ratings from Standard & Poor’s Ratings Services, and “A-” ratings from Fitch, Inc.

Financial Guaranty Insurance Co. (FGIC) is a provider of financial guaranties for a variety of debt securities. As of May 21, 2008, FGIC has earned “Baa3” ratings from Moody’s Investors Services, Inc., “BB” ratings from Standard & Poor’s Ratings Services, and “BBB” ratings from Fitch, Inc.

Financial Security Assurance Inc. (FSA) provides financial guaranty insurance for a broad range of financings, including municipal bonds and loans. As of May 21, 2008, FSA has earned “Aaa” ratings from Moody’s Investors Services, Inc., “AAA” ratings from Standard & Poor’s Ratings Services, and “AAA” ratings from Fitch, Inc.

Government National Mortgage Assn. (GNMA) offers mortgage-backed securities carrying the full faith and credit guaranty of the United States government. As of May 21, 2008, GNMA has earned “Aaa” ratings from Moody’s Investors Services, Inc., “AAA” ratings from Standard & Poor’s Ratings Services, and “AAA” ratings from Fitch, Inc.

MBIA Insurance Corp. (MBIA) is a financial guarantor and provider of specialized financial services. As of May 21, 2008, MBIA has earned “Aaa” ratings from Moody’s Investors Services, Inc., “AAA” ratings from Standard & Poor’s Ratings Services, and “AA” ratings from Fitch, Inc.

Permanent School Fund (PSF) was created by the Texas Legislature as a bond guarantee program for the benefit of Texas public schools. As of May 21, 2008, PSF has earned “Aaa” ratings from Moody’s Investors Services, Inc., “AAA” ratings from Standard & Poor’s Ratings Services, and “AAA” ratings from Fitch, Inc.

XL Capital Insurance Co. (XLCA) is a provider of global insurance and reinsurance coverage to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As of May 21, 2008, XLCA has earned “A3” ratings from Moody’s Investors Services, Inc., “A-” ratings from Standard & Poor’s Ratings Services, and “BB” ratings from Fitch, Inc.

Federal Housing Administration (FHA) is a federal agency that provides mortgage insurance on loans made by FHA-approved lenders throughout the United States and its territories.

Federal National Mortgage Assn. (FNMA) is a financial services company serving the American home mortgage industry. Fannie Mae offers banks and other mortgage lenders financing, credit guarantees, technology and services so lenders can make more home loans to more consumers.

Connie Lee Insurance Co. (CONNIE LEE) was acquired by Ambac Assurance Corp in 1997, thus Connie Lee rated bonds carry the ratings of Ambac insured bonds.

Radian Asset Assurance, Inc. (RADIAN) provides financial guaranty insurance and reinsurance to US and international issuers of municipal bonds, asset-backed securities and structured finance transactions. As of May 21, 2008, RADIAN has earned “Aa3” ratings from Moody’s Investors Services, Inc. and “AA” ratings from Standard & Poor’s Ratings Services.

ACA Financial Guaranty Corp. (ACA) provides financial guaranty insurance on municipal and other public finance bonds that guarantee to the investor the timely payment of interest and principal on such obligations. As of May 21, 2008, ACA has earned “CCC” ratings from Standard & Poor’s Ratings Services.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue - a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality‘s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality‘s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest‘s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest‘s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option‘s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate Related Investments. Investment in real estate related investments are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills of the REIT’s manager and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

In addition, a REIT may be unable to obtain financing to satisfy income and gain distributions required by federal tax law, may fail to qualify for the federal tax exemption for distributed income, or may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a Fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, exchange-traded funds, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swaps and Related Derivatives. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments, assets, the levels of specified indices, or other indicators. Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. In the case of physically settled swaps, it may not be possible to close out the swap at any particular time or at an acceptable price. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps. A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the derivatives are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such derivatives in the secondary market may be smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives takes place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds, also known as put bonds or puttable securities, give the bondholder the right to require the issuer or a specified third party acting as agent for the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. These securities may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the bonds on the purchase date due to a variety of circumstances, which may result in a loss of value of the bonds.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer‘s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer‘s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Bonds on which the interest is payable in kind are known as “PIK bonds.” PIK bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt instruments which make regular payments of interest.

APPENDIX F

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, the Fund may not:

(1)	borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act;

(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

* * * * * *

For the MFS Cash Reserve Fund, MFS Government Money Market Fund and the MFS Money Market Fund:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

For the MFS Floating Rate High Income Fund:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.

For the MFS High Income Fund:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

For the MFS Utilities Fund:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

For the MFS Technology Fund:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

For all other Funds:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

For the MFS Cash Reserve Fund, MFS Government Money Market Fund and the MFS Money Market Fund:

The Fund will not:

(1)	invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund’s net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund’s limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust’s Board of Trustees (or its delegee) will not be subject to this 10% limitation.

For all other Funds:

The Fund will not:

(1)	invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund’s limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust’s Board of Trustees (or its delegee) will not be subject to this 15% limitation.

* * * * * *

For MFS High Income Fund:

The Fund will not:

(2)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

For all Funds:

Except for fundamental investment restriction (1) and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction (6) investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction (6) and non-fundamental investment restriction (2) with respect to MFS High Income Fund, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

For purposes of fundamental investment restriction (6) for MFS Technology Fund, MFS considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities.

For MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, MFS International Diversification Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund:

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

APPENDIX G

RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
MSCI BARRA, Inc.	Analytical Tool
Bloomberg L.P.	Analytical Tool
Board of Trustees	Fund Governance
CDS/Computer	Software Vendor
Checkfree	Software Vendor
Cogen Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp.	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions	Software Vendor
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JPMorgan Chase Bank	Fund Custodian
J.P. Morgan Securities Inc.	Analytical Tool
Lipper Inc.	Publication Preparation
The MacGregor Group	Software Vendor
Marklt Group	Pricing Service
Massachusetts Financial Services Co.	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
Plexus	Analytical Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelley	Typesetting and Printing Services
Saloman Analytics Inc.	Analytical Tool
Siemens Business Services, Inc.	IT Client Services and Desktop Architecture
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
Sun Capital Advisers LLC*	Fund Management
UBS Global Asset Management (Americas), Inc.**	Analytical Tool
Valley Forge Capital Advisors, Inc.***	Fund Management
Wilshire Analytics/Axiom	Fund Management

*	Sun Capital Advisers LLC receives non-public portfolio holdings disclosure regarding the portion of MFS Diversified Income Fund for which it serves as sub-adviser.

***	UBS Global Asset Management (Americas), Inc., receives non-public portfolio holdings information regarding the portion of MFS Diversified Target Return Fund for which it serves as sub-adviser.

***	Valley Forge Capital Advisors, Inc., receives non-public portfolio holdings disclosure regarding MFS Sector Rotational Fund for which it serves as sub-adviser.

This list is current as of February 1, 2008, and any additions, modifications or deletions to the list that have occurred since February 1, 2008 are not reflected.

APPENDIX H

DESCRIPTION OF BOND RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Service’s Description of it’s Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Excerpts From Standard & Poors’, a division of The McGraw-Hill Companies, Inc., Description of it’s Ratings

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

Excerpts from Fitch Ratings Description of it’s Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation, or other winding-up or cessation of business of an obligor; or

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term ratings category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the “CCC” category, whereas issuers are only rated “CCC” without the use of modifiers.)

Investment Adviser

MFS Investment Management

500 Boylston Street, Boston, MA 02116

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000

Shareholder Servicing Agent

MFS Service Center, Inc.

500 Boylston Street, Boston, MA 02116

Toll free: (800) 225-2606

Mailing Address:

P.O. Box 55824, Boston, MA 02205-5824

MFS MUNICIPAL SERIES TRUST

MFS® ALABAMA MUNICIPAL BOND FUND

MFS® ARKANSAS MUNICIPAL BOND FUND

MFS® CALIFORNIA MUNICIPAL BOND FUND

MFS® FLORIDA MUNICIPAL BOND FUND

MFS® GEORGIA MUNICIPAL BOND FUND

MFS® MARYLAND MUNICIPAL BOND FUND

MFS® MASSACHUSETTS MUNICIPAL BOND FUND

MFS® MISSISSIPPI MUNICIPAL BOND FUND

MFS® MUNICIPAL INCOME FUND

MFS® NEW YORK MUNICIPAL BOND FUND

MFS® NORTH CAROLINA MUNICIPAL BOND FUND

MFS® PENNSYLVANIA MUNICIPAL BOND FUND

MFS® SOUTH CAROLINA MUNICIPAL BOND FUND

MFS® TENNESSEE MUNICIPAL BOND FUND

MFS® VIRGINIA MUNICIPAL BOND FUND

MFS® WEST VIRGINIA MUNICIPAL BOND FUND

PART C

Item 23.	Exhibits

(a)	1 Amended and Restated Declaration of Trust, dated December 16, 2004. (19)

2 Certification of Amendment to the Declaration of Trust – Establishment and Designation of Classes A1 and B1 in MFS Municipal Income Fund, dated November 28, 2006. (15)

(b)	1 Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (18)

2 Appendix A, as revised December 18, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (12)

(c)

         Copies of instruments defining the rights of shareholders, including the relevant portions of: the Declaration of Trust, dated December 16, 2004, as amended through November 28, 2006 (see Section 6.2), and the Amended and Restated By-Laws, dated January 1, 2002 as revised through August 22, 2007 (see Article III). (16)

(d)	Investment Advisory Agreement, dated January 1, 2002. (7)

(e)	1 Amended and Restated Distribution Agreement for the MFS Municipal Series Trust, dated January 1, 1995. (1)

2       Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer as of September, 2004; The Mutual Fund Agreement effective May 2002; Supplement to Mutual Fund Agreement October, 2004; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement September 2006; Notice of Amendment to Dealer or Mutual Fund Agreement effective August, 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement August, 2006. (8)

(f)	1 Master Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (4)

2 Amendment to Master Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (13)

(g)	1 Master Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006. (14)

2       Appendix A, dated September 25, 2007, to the Master Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006 (amended to include MFS Diversified Target Return Fund). (10)

3 Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Co., dated November 13, 2006. (14)

4       Appendix A, as revised September 25, 2007, to the Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Co., dated November 13, 2006 (amended to include MFS Diversified Target Return Fund). (10)

(h)	1 Shareholder Servicing Agent Agreement, dated August 1, 1985. (2)

2 Amendment, dated April 1, 2003, to the Amended and Restated Shareholder Servicing Agent Agreement. (11)

3 Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (6)

4 Master Administrative Services Agreement dated March 1, 1997, as amended and restated January 1, 2008. (9)

5 Exhibit A, as revised June 1, 2008, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (3)

(i)	1 Opinion and Consent of Counsel, dated July 24, 2006. (17)

2 Legal Opinion Consent, dated July 24, 2008; filed herewith.

(j)	Consent of Deloitte & Touche, LLP, dated July 24, 2008; filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	1 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective April 19, 2008. (5)

2       Exhibit A, as revised July 1, 2008, to the Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective April 19, 2008; filed herewith.

(n)	1 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective April 19, 2008. (5)

2 Exhibit A, as revised June 1, 2008, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated April 19, 2008. (3)

(o)	Reserved.

(p)	1 Code of Ethics as amended and restated effective February 25, 2008, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (9)

2 Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective June 7, 2007. (9)

3 Code of Ethics for Non-Management Trustees effective January 1, 2005, as amended February 25, 2008. (9)

Power of Attorney, dated July 24, 2007; filed herewith (Trustees). Power of Attorney, dated March 21, 2008; filed herewith (Dwyer). Power of Attorney, dated March 21, 2008; filed herewith (Manning).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.

(3)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on June 30, 2008.

(4)	Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

(5)	Incorporated by reference to Massachusetts Investors Trust (File Nos. 2-11401 and 811-203) Post-Effective Amendment No. 91 filed with the SEC via EDGAR on April 28, 2008.

(6)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.

(8)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.

(9)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.

(10)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 29 filed with the SEC via EDGAR on November 7, 2007.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.

(12)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on January 25, 2008.

(13)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.

(14)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on January 26, 2007.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 20, 2007.

(16)	Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through November 28, 2006, incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2005; Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007 incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on July 27, 2006.

(18)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on August 24, 2007.

(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 25.	Indemnification

Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, dated December 16, 2004; incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Growth Stock Fund; Massachusetts Investors Trust; MFS Series Trust I (which has seven series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund and MFS Value Fund); MFS Series Trust II (which has one series: MFS Growth Fund (formerly, MFS Emerging Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS Series Trust IV (which has three series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund and MFS Money Market Fund); MFS Series Trust V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS Series Trust VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS Series Trust VII (which currently has no series); MFS Series Trust VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS Series Trust IX (which has six series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS Series Trust X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS Series Trust XI (which has two series: MFS Mid Cap Value Fund and MFS Blended Research Core Equity Fund (formerly, MFS Union Standard Equity Fund); MFS Series Trust XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS Series Trust XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); MFS Series Trust XIV (which has one series: MFS Institutional Money Market Portfolio); MFS Series Trust XV (which has one series: MFS Diversified Target Return Fund) and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust (“MFSIT”) (which has two series) and MFS Variable Insurance Trust (“MVI”) (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, MFS Special Value Trust, MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust and MFS High Yield Municipal Trust (the “MFS Closed-End Funds”). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

Lastly, MFS serves as investment adviser to MFS Variable Insurance Trust II (formerly, MFS/Sun Life Series Trust (“MFS/SL”)) (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

Robert C. Pozen is Chairman, Director and Chairman of the Board, Robert J. Manning is Director, Chief Executive Officer, Chief Investment Officer and President, Donald A. Stewart, Kevin Dougherty and Thomas A. Bogart are Directors, Martin E. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer, Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Paul T. Kirwan is Executive Vice President, Chief Financial Officer and Treasurer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, David A. Antonelli is Executive Vice President, Chief Investment Officer - Non-U.S. and Global Equity Investments and Co-Director of Global Research, Michael W. Roberge is Executive Vice President, Chief Investment Officer - U.S. Investments and Co-Director of Global Research, Elizabeth Petipas is Assistant Treasurer, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy Tierney is the Tax Officer.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Charter Income Trust

MFS Special Value Trust

MFS California Insured Municipal Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

J. Atwood Ives is the Chair, Robert J. Manning, Director, Chief Executive Officer, Chief Investment Officer and President of MFS is President, Maria F. Dwyer, Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer is Treasurer, James O. Yost and Ellen Moynihan, Senior Vice Presidents of MFS, and David L. DiLorenzo and Mark D. Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel, Secretary and Clerk of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Timothy M. Fagan and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS, Richard S. Weitzel, Vice President and Assistant General Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

MFS Variable Insurance Trust II (formerly, MFS/Sun Life Series Trust)

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Maria F. Dwyer is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark D. Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Assistant Clerk, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Richard S. Weitzel, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

Money Market Variable Account

High Yield Variable Account

Capital Appreciation Variable Account

Government Securities Variable Account

Total Return Variable Account

Global Governments Variable Account

J. Kermit Birchfield is Chairman, Robert J. Manning is President, Maria F. Dwyer is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark D. Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Richard S. Weitzel, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

MFS Floating Rate Income Fund - (Cayman Islands Registered Fund)

MFS Meridian Funds, SICAV

Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Mark D. Fischer, David L. DiLorenzo, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, Mark N. Polebaum is Secretary and Christopher R. Bohane, Mitchell C. Freestone, Susan S. Newton, Richard S. Weitzel and Timothy M. Fagan are Assistant Secretaries.

MFS International Ltd. (“MIL Bermuda”), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV (“SICAV Funds”). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Total Return Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, U.K. Equity Fund, U.S. Dollar Money Market Fund, U.S. Mid Cap Growth Fund, U.S. Government Bond Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Large Cap Growth Fund and U.S. Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

Martin E. Beaulieu is Director, Chairman and Vice President, James A. Jessee is Director and President, Robert J. Manning is Director and Vice President, Carol W. Geremia is Vice President, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Karen Carson is Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark N. Polebaum, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

MFS International (U.K.) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

Olivier Lebleu is Managing Director, Mitchell C. Freestone and Barnaby Wiener are Directors. Paul T. Kirwan is the Treasurer, Mark N. Polebaum is the Secretary, Carol W. Geremia is Vice President, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax Officer.

MFS Do Brazil Desenvolviment O De Marcaao LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

Robert J. Manning and Martin E. Beaulieu are Directors, Simon Gresham is Resident Director, Carol W. Geremia is Director and President, Mark N. Polebaum is Secretary, Amanda J. Hough is Resident Secretary, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Paul T. Kirwan is Treasurer, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol W. Geremia is the President, Maria F. Dwyer is Chief Compliance Officer, Mark N. Polebaum is Secretary, Paul T. Kirwan is Treasurer, Elizabeth Petipas is Assistant Treasurer, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries and Timothy F. Tierney is Tax Officer.

MFS Investment Management K.K. (Japan) (“MIMKK”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

Carol W. Geremia, Robertson G. Mansi and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Carol W. Geremia is Vice President, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is Secretary, Daniel W. Finegold, Ethan D. Corey, Susan S. Newton and Mitchell C. Freestone are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

Carol W. Geremia is Director and President, Maria F. Dwyer is Chairman, Director and Chairman of the Board, Deborah H. Miller, Robertson G. Mansi, Christopher Haley and Betsy Palmer are Directors, Paul T. Kirwan is the Treasurer, David L. DiLorenzo, Mark D. Fischer, Ellen M. Moynihan, Elizabeth Petipas, Rhonda A. Snow and James O. Yost are Assistant Treasurers, Kimberly M. Collins is Clerk, William C. Smith, John J. McAree and Kerry J. Lifton are Trust Officers, David A. Antonelli, Jeffrey C. Constantino, Brett A. Fleishman, Nicholas D. Smithie, Barry P. Dargan, Matthew W. Krummell, Thomas Melendez, Edward O’Dette, Terri A. Vittozzi and Jennifer L. Niceforo are Investment Officers, Ethan D. Corey, Daniel W. Finegold and Susan S. Newton are Assistant Clerks and Timothy F. Tierney is the Tax Officer.

MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

Robert J. Manning and Carol W. Geremia are Managers, Paul T. Kirwan is Treasurer, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebuam is Secretary, Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is the Director, Chairman of the Board and President, Thomas A. Bogart and Kevin P. Dougherty are Directors, Mark N. Polebaum is the Secretary, Erica Blake, Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski and Lisa A. Sheeler are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Elizabeth Petipas is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

MFS Investment Management Company (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

Maria F. Dwyer is Director and President, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Mark D. Fischer, Elizabeth Petipas, David L. DiLorenzo, Ellen M. Moynihan and James O. Yost are Assistant Treasurers, Mark N. Polebaum is the Secretary, Christopher R. Bohane, Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey, Timothy M. Fagan, Richard S. Weitzel and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

Four Pillars Capital, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, 12th Floor, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

Robert J. Manning is Director and President, Paul T. Kirwan is Director and Treasurer, Elizabeth Petipas is Assistant Treasurer, Mark N. Polebaum is Secretary, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

MFS Institutional Advisors (Canada), Inc. (MFSIC), a company incorporated under the laws of Canada whose address is 39 Forest Grove Drive, Whitby, Ontario L1R2A6, Canada, is a direct, wholly-owned subsidiary of MFS Institutional Advisors, Inc. The company is a registered limited market dealer in Ontario.

Carol W. Geremia is President and Director, Martin E. Beaulieu is Director, Sarah E. Donahue is Director and Assistant Secretary, Ethan D. Corey is Secretary and Paul T. Kirwan is Treasurer.

In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart

Chief Executive Officer, Sun Life Assurance Company of Canada, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

Thomas A. Bogart	General Counsel for Sun Life Assurance Company of Canada, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

Kevin Dougherty	President of Sun Life Global Investments, Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

Item 27.	Distributors

(a) Reference is hereby made to Item 26 above.

(b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

(c) Not applicable.

Item 28.	Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS
Massachusetts Financial Services Company (investment adviser)	500 Boylston Street Boston, MA 02116

MFS Fund Distributors, Inc. (principal underwriter) J.P. Morgan Chase	500 Boylston Street Boston, MA 02116 270 Park Avenue New York, NY 10017

MFS Service Center, Inc. (transfer agent)	100 Hancock Street North Quincy, Massachusetts 02171

Ropes & Gray One International Place (counsel)	Boston, MA 02110-2624

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of July, 2008.

MFS® MUNICIPAL SERIES TRUST

By:	ROBERT J. MANNING*
Name:	Robert J. Manning
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 24, 2008.

SIGNATURE	TITLE

ROBERT J. MANNING* Robert J. Manning	President (Principal Executive Officer)

MARIA F. DWYER* Maria F. Dwyer	Principal Financial and Accounting Officer

ROBERT E. BUTLER* Robert E. Butler	Trustee

LAWRENCE H. COHN* Lawrence H. Cohn	Trustee

DAVID H. GUNNING* David H. Gunning	Trustee

WILLIAM R. GUTOW* William R. Gutow	Trustee

MICHAEL HEGARTY Michael Hegarty	Trustee

J. ATWOOD IVES* J. Atwood Ives	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

LAWRENCE T. PERERA* Lawrence T. Perera	Trustee

ROBERT C. POZEN* Robert C. Pozen	Trustee

J. DALE SHERRATT* J. Dale Sherratt	Trustee

LAURIE J. THOMSEN Laurie J. Thomsen	Trustee

ROBERT W. UEK* Robert W. Uek	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated July 24, 2007 (Trustees), and two Powers of Attorney, each dated March 21, 2008; filed herewith (Manning) (Dwyer)

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Growth Opportunities Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Institutional Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Municipal Series Trust

MFS Special Value Trust

MFS Variable Insurance Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, a Trustee of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 24th day of July, 2007.

ROBERT E. BUTLER Robert E. Butler	Trustee

LAWRENCE H. COHN Lawrence H. Cohn	Trustee

DAVID H. GUNNING David H. Gunning	Trustee

WILLIAM R. GUTOW William R. Gutow	Trustee

MICHAEL HEGARTY Michael Hegarty	Trustee

J. ATWOOD IVES J. Atwood Ives	Trustee

ROBERT J. MANNING Robert J. Manning	Trustee

LAWRENCE T. PERERA Lawrence T. Perera	Trustee

ROBERT C. POZEN Robert C. Pozen	Trustee

J. DALE SHERRATT J. Dale Sherratt	Trustee

LAURIE J. THOMSEN Laurie J. Thomsen	Trustee

ROBERT W. UEK Robert W. Uek	Trustee

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Growth Opportunities Fund

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Institutional Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Municipal Series Trust

MFS Special Value Trust

MFS Variable Insurance Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, being the Treasurer and Principal Financial and Accounting Officer of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan,

Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 21st day of March, 2008.

MARIA F. DWYER Maria F. Dwyer	Principal Financial and Accounting Officer

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Growth Opportunities Fund

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Institutional Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Municipal Series Trust

MFS Special Value Trust

MFS Variable Insurance Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, being the President and Principal Executive Officer of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld

and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 21st day of March, 2008.

ROBERT J. MANNING Robert J. Manning	President (Principal Executive Officer)

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT	PAGE NO.

(i) 2	Legal Opinion Consent, dated July 24, 2008.

(j)	Consent of Deloitte & Touche, LLP, dated July 24, 2008.

(m) (2)	Exhibit A, as revised July 1, 2008, to the Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective April 19, 2008.